                           PANORAMA SERIES FUND, INC.

                                 ANNUAL REPORT

                               DECEMBER 31, 1998

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments according to changing market conditions.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

Our disciplined strategy of allocating assets among stocks, bonds and cash enabled us to limit risks and produce a positive return during a volatile fiscal period that ended December 31, 1998.

Trouble surfaced with an economic slump in Asia more than a year ago. Concerns about the impact of reduced global spending on corporate profits eventually affected the financial markets of developed nations as well. In the late spring, signs appeared that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. Average stock prices fell and rebounded in the fourth quarter as monetary authorities around the world lowered interest rates in an attempt to stimulate economic activity. Throughout this period of economic uncertainty and market volatility, investors focused their buying primarily on securities issued by the largest and most visible companies.

Historically, the undervalued stocks in which the Portfolio invests have proven to be bargains over the long term, but they have tended to underperform the market during times of slowing corporate earnings growth and investor uncertainty. Such an environment is generally most favorable for only those stocks which investors believe to be the safest and most predictable investments. Accordingly, despite the potential for positive earnings surprises, the Portfolio's stock holdings suffered. On the other hand, the Portfolio benefited from its investments in U.S. Treasury bonds and, to a lesser extent, investment-grade corporate bonds. Investors throughout the world searching for safe, high-quality securities turned to these asset classes for shelter.

In May, we responded to the economic turmoil by reallocating our assets with the goal of reducing our stock exposure. As a result, stock holdings dropped from about 49% of the portfolio's assets at the beginning of the period to approximately 44% by the end of August. By contrast, the Portfolio's bond holdings increased from approximately 41% of assets at the beginning of the period to nearly 48% by the end of August. The reduced stock holdings helped the Portfolio as the market suffered a notable correction of about 20% in the popular market averages. At the same time, our relatively large percentage of bond and cash holdings helped offset much of the poor performance in the equity portion of the Portfolio, with bonds performing well during the stock market's summer slump.

We also took action within individual asset classes. In the stock portion of the portfolio, we made a significant move away from companies that have a large exposure to worldwide economic activity, especially to Asia. For example, we reduced our holdings among financial institutions, many of which participated in loans to Asian companies, and other Asian-based investments. We also reduced our holdings in companies that produce basic materials, such as metals, chemicals and paper, because, as Asian companies reduce their manufacturing and exporting, they also reduce their consumption of these materials.

Instead, we focused the Portfolio's stock purchases among industries likely to perform well even if the economy continues to slow, especially in those companies with more stable earnings and improving management practices. We made purchases among companies that produce consumer staples in the food and beverage industries, and increased the Portfolio's holdings among utilities companies. As stock prices fell during the summer, we also took the opportunity to add to the Portfolio's holdings of reasonably priced communications and technology stocks.

On the bond side of the portfolio, we maintained a relatively long average duration.(1) Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the higher the returns investors are likely to receive in an environment of falling interest rates, and conversely, the lower the returns are likely to receive in an environment of rising interest rates. In anticipation of continued low inflation, we kept our duration of the bond component of the portfolio longer than our estimate of the average flexibly managed fund. As a result, the bond portion of the portfolio performed relatively strongly. We also benefited from our focus on bonds of industry leaders with improving credit fundamentals. These securities held their value during the period much better than higher yielding, but riskier, low-grade securities.

----------------------------
1. It should be noted that the Fund does not have a policy of maintaining an average portfolio duration.

We believe the Portfolio's performance during this difficult time illustrates the advantages of our active, disciplined approach to asset allocation. When stock markets perform well, our stock holdings should position investors to benefit from the opportunities for capital appreciation. When stock markets perform poorly, our cash and bond holdings provide a cushion against losses. In other words, Panorama Series Fund, Inc. - Total Return Portfolio is an important part of THE RIGHT WAY TO INVEST.
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended December 31, 1998, Total Return Portfolio's value-oriented stock holdings performed relatively poorly as investors focused their buying on larger, more visible companies. However, our asset allocation strategies employed during the year added notably to the fund's performance. Over the same time period, the U.S. government bond market proved to be relatively strong. As a result, the Portfolio's large percentage of U.S. Treasury securities and cash instruments, and to a lesser extent, investment-grade corporate bonds helped limit risks and losses during the summer months. The Manager also maintained a relatively long average duration for the Portfolio's fixed-income investments in an environment distinguished by steadily declining interest rates. The portfolio holdings, allocations and management strategies of the Portfolio are subject to change.
--------------------------------------------------------------------------------
COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
    The Portfolio is compared to the performance of the S&P 500 Index and the Merrill Lynch Corporate & Government Master Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Merrill Lynch Corporate & Government Master Index is a composite of Corporate and Government Master indices exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While indices comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the indices.
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - Total Return Portfolio,
S&P 500 Index and Merrill Lynch Corporate & Government Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            MERRILL LYNCH CORPORATE
           PANORAMA TOTAL                              &
               RETURN
              PORTFOLIO     S&P 500 INDEX   GOVERNMENT MASTER INDEX
12/31/88           $10,000         $10,000                  $10,000
12/31/89           $12,298         $13,163                  $11,412
12/31/90           $12,359         $12,754                  $12,382
12/31/91           $15,918         $16,631                  $14,350
12/31/92           $17,543         $17,896                  $15,452
12/31/93           $20,399         $19,696                  $17,161
12/31/94           $19,998         $19,955                  $16,570
12/31/95           $24,931         $27,445                  $19,752
12/31/96           $27,459         $33,743                  $20,339
12/31/97           $32,623         $44,997                  $22,328
12/31/98           $36,177         $57,854                  $24,455

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(1)
1 YEAR 10.90%    5 YEAR 12.14%    10 YEAR 13.72%

1. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

The fiscal year that ended December 31, 1998 proved to be an exceptionally difficult period for value stocks, especially the types of low price-to-earnings multiple (P/E) stocks on which the Portfolio focuses. However, we believe that underlying values in this sector are growing and that, in general, undervalued stocks with positive earnings surprises are likely to reward investors for their perseverance over time.

The trouble began with an economic slump in Asia more than a year ago. Concerns about the impact of reduced global spending on corporate profits eventually affected the financial markets of developed nations as well. In the late spring, signs appeared that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. Average stock prices fell sharply, but rebounded in the fourth quarter as monetary authorities around the world lowered interest rates in an attempt to stimulate economic growth. Throughout this period of economic uncertainty and market volatility, investors sought safety by focusing their buying on stocks of the largest and most visible companies.

Historically, value stocks have proven to be bargains over the long term, but they have tended to underperform the market during times of slowing corporate earnings growth and increasing investor uncertainty. Such an environment is generally favorable for only those stocks which investors believe to be the safest and most predictable investments, stocks which are often characterized by relatively high P/E multiples. Accordingly, despite the potential for positive earnings surprises, the Portfolio's holdings suffered this year because of their value orientation.

In light of the global turmoil in 1998, we made a significant move away from companies that have a large exposure to worldwide economic activity, especially to Asia. For example, we eliminated our holdings in companies that produce basic materials, such as metals, chemicals and paper, because, as Asian companies reduce their manufacturing and exporting, they also reduce their consumption of these materials. During the summer, we sharply reduced our holdings among financial institutions, especially those which participated in loans to Asian companies, and other Asian-based investments.

Instead, we focused the Portfolio's holdings among industries likely to perform well even if the economy continues to slow, especially those with stable earnings and improving management practices. For example, although stocks of domestic retailers performed well for the Portfolio during the first half of the year, we reduced the Portfolio's holdings of these and other consumer cyclicals later in the period because these companies' profits tend to suffer as discretionary consumer spending slows. In their place, we made purchases among companies that produce consumer staples in the food and beverage industries, because people will continue to purchase these items regardless of the economic climate. In the fall, we added back to our holdings in the financial sector by buying domestic insurance companies and some regional bank stocks.

We took further advantage of the decline in stock prices during the summer to add to our holdings of reasonably priced stocks that showed evidence of improving fundamentals. The Portfolio found particular opportunities to purchase technology stocks we believed were undervalued.

Historically, we have found that buying stocks with low P/E ratios -- the value approach -- creates a portfolio that can outperform the stock market as a whole over time. Our approach combines this value discipline with a growth strategy. The growth component focuses primarily on those low P/E stocks that also have positive earnings surprises, because we believe that buying stocks in companies that are doing better than people expected can add value over time.

We believe that our disciplined strategy continues to offer investors the potential to benefit from overlooked, undervalued investment opportunities. That's why we believe that investors are well served by holding the Panorama Series Fund, Inc. - Growth Portfolio even through the difficult times, and why we believe it's an important part of THE RIGHT WAY TO INVEST.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. The fiscal year that ended December 31, 1998, proved to be an exceptionally difficult period for value stocks -- and in particular the type of low P/E stocks which the Growth Portfolio holds -- as investors reacted to market turmoil by focusing their buying on larger, more visible companies. As a result, the Portfolio's performance was disappointing. In light of increasing uncertainty around the globe, the Manager moved away from companies that have a large exposure to worldwide economic activity, especially in Asia. Instead, the Manager focused on the type of industries that tend to perform well regardless of the economic climate. The Portfolio's holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING EACH PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.

The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - Growth Portfolio and S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PANORAMA GROWTH
                  PORTFOLIO          S&P 500 INDEX
12/31/88                    $10,000         $10,000
12/31/89                    $13,580         $13,163
12/31/90                    $12,507         $12,754
12/31/91                    $17,203         $16,631
12/31/92                    $19,328         $17,896
12/31/93                    $23,430         $19,696
12/31/94                    $23,311         $19,955
12/31/95                    $32,184         $27,445
12/31/96                    $38,258         $33,743
12/31/97                    $48,345         $44,997
12/31/98                    $52,418         $57,854

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(1)
1 YEAR 8.43%    5 YEAR 17.47%    10 YEAR 18.02%

1. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
OBJECTIVE

THE PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government-related securities.

NARRATIVE BY JERRY WEBMAN AND DAVID NEGRI, CO-PORTFOLIO MANAGERS

The Government Securities Portfolio was a strong performer over the twelve-month period that ended December 31, 1998. The Portfolio achieved its strong performance in an economic environment characterized by strong domestic growth, low inflation and global uncertainty. Within the United States, a robust housing market, strong stock market and increased consumer demand for products held the economy on a course of continuing growth. However, the deepening crisis in Asian markets, particularly the recession in Japan, led to slowing demand for U.S. goods and lower prices for competing products that are produced overseas. As a result, doubts arose about the sustainability of U.S. growth, and that uncertainty drove short-term bond volatility higher. The prospect that Asia's problems might spread also lowered expectations of U.S. inflation, and was a factor in the Federal Reserve Board's decision to lower lending rates three times from September to November. Since bond yields usually fall when inflation is low and interest rates are declining, yields on long-term Treasury bonds fell to historical lows.

In light of these circumstances, we actively managed the portfolio's DURATION.(1) Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the better it is likely to perform in an environment of falling interest rates, and conversely, the worse it is likely to perform in an environment of rising interest rates. By increasing the Portfolio's exposure to longer-maturity government bonds, we succeeded in increasing the Portfolio's returns. We also increased the percentage of the Portfolio's holdings in Treasury securities and other government agency bonds, which positioned us to benefit from the rally that occurred in the government bond sector throughout the year.

U.S. Treasury securities performed especially strongly during the second half of the year, outperforming all other asset classes, fixed income and equities alike. Treasuries performed well because investors, fearing the global impact of the Asian crisis, sought the safest and most liquid investments available. We took advantage of this situation by continuing to lengthen the Portfolio's average duration and by allocating a higher percentage of the Portfolio's assets to Treasuries. As a result, we participated strongly in the Treasury rally that occurred in the second half of the year, and provided the Portfolio's investors with a high level of current income for the year as a whole.

Looking ahead, we believe that the U.S. economy will continue to be affected by the situation in Asia. Accordingly, we are positioning the Portfolio to perform well in a near-term environment in which growth may be slowed and interest rates fall to even lower levels. However, we also believe that recent actions by the Federal Reserve Board are likely to ease investors' concerns about overseas markets and their impact on our domestic economy. Accordingly, we expect greater opportunities to arise among mortgage-backed and corporate bonds. By shifting some of our resources into these asset classes, we believe we will be able to continue to meet our goal of providing an attractive, steady yield while minimizing risks and volatility.

As always, we appreciate the trust you have placed in us. We will continue to pursue the Portfolio's stated investment objectives with discipline and tenacity so that Panorama Series Fund, Inc. - Government Securities Portfolio remains an effective instrument in helping you meet your financial goals...part of THE RIGHT WAY TO INVEST.

----------------------------
1. It should be noted that the Fund does not have a policy of maintaining an average portfolio duration.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended December 31, 1998, Government Securities Portfolio achieved strong performance in an economic environment characterized by strong domestic growth, low inflation and global uncertainty. In light of these circumstances, the Manager increased the Portfolio's exposure to longer-maturity government bonds, and succeeded in increasing returns. The Portfolio's percentage of Treasury securities and other government agency bonds was also increased to take advantage of the rally that occurred in the government bond sector throughout the year. The portfolio holdings, allocations and management strategies of the Portfolio are subject to change.
--------------------------------------------------------------------------------
COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.

The Portfolio is compared to the performance of the Merrill Lynch Government Master Index, which is a composite of both Treasury and Agency Master indices. It includes all issues of the U.S. Government and agencies thereof, exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - Government Securities Portfolio and Merrill Lynch Government Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PANORAMA GOVERNMENT        MERRILL LYNCH
           SECURITIES PORTFOLIO  GOVERNMENT MASTER INDEX
5/13/92                  10,000                   10,000
12/31/92                 10,661                   10,834
12/31/93                 11,832                   11,986
12/31/94                 11,254                   11,597
12/31/95                 13,382                   13,722
12/31/96                 13,640                   14,102
12/31/97                 14,843                   15,455
12/31/98                 16,052                   16,977

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(1)
1 YEAR 8.14%    5 YEAR 6.29%    LIFE 7.39%

1. The inception date of the Portfolio is 5/13/92. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for the Merrill Lynch Government Master Index begins on 4/30/92.

Past performance is not predictive of future performance.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of worldwide companies whose primary stock market is located outside the United States.

NARRATIVE BY JAMES BURNS, CO-PORTFOLIO MANAGER

Panorama International Equity Portfolio performed well overall during 1998. Some of the gains achieved during the first half of the year were offset during the third quarter when the Portfolio participated in sharp price declines in most of the world's stock markets. However, there was a strong recovery in the last quarter.

In fact, 1998 was a year of contrasts for the world's stock markets. Heightened volatility once again demonstrated the benefits of broad diversification across geographic regions. Although we saw continued good performance in the stock markets of Europe during the first half of the year, markets in Japan, Southeast Asia and Latin America continued to languish amid severe economic and financial problems.

Investors in Europe appeared encouraged by strong economic growth, lower interest rates and low inflation as individual nations and markets prepared for the advent of European Monetary Union in 1999. European companies have been restructuring to compete more effectively in the larger European marketplace, enhancing shareholder value as a result. Although many analysts had warned that the financial crisis in Southeast Asia and persistent recession in Japan were likely to continue to adversely affect corporate earnings and economic growth, European investors appeared unconcerned during the first half of the year.

Investor perception changed at mid-year when the "Asian contagion" struck Russia, which devalued its currency and effectively defaulted on its government bonds. The spread of the financial crisis to other emerging markets renewed concerns that developed markets might suffer, and investors shifted their assets away from any investments they perceived as risky. Small-capitalization stocks were particularly hard hit, as were stocks of large companies that do business in the emerging markets. Worldwide energy producers, agricultural companies, commodities producers and manufacturers saw their earnings and stock prices decline amid falling prices for raw materials. In addition, many financial services companies with international loan portfolios were adversely affected.

This flight to quality contributed to a scarcity of capital in many markets, especially Latin America, causing stock and bond prices there to plummet. Because markets in Japan and Southeast Asia were already relatively depressed, their stocks and bonds declined less severely during the correction than financial assets in the United States and Europe.

Many of these concerns began to abate at the beginning of the fourth quarter. Investors appeared encouraged when the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks announced measures designed to stop the spreading financial crisis and stimulate global economic growth. Perhaps most significant, the Japanese government announced a plan to restructure its ailing banking system and boost its economy. With a possible end to the financial crisis in sight, stock markets worldwide rebounded strongly, gaining back much - but not all - of their previous declines.

Although we focus on individual companies rather than broad economic trends affecting entire markets or industries, our company-by-company analysis led us to opportunities concentrated in certain parts of the world. Over the last twelve months, we increased our exposure to Europe to take advantage of the good economic fundamentals in the region. At the same time, we reduced our exposure to companies in Asia and Latin America because of their deteriorating prospects. We had relatively few holdings in Japan, where our strategy has been to concentrate on export companies doing the majority of their business outside the country.

Just as our bottom-up investment approach led us to focus on certain geographic regions, we also found opportunities concentrated in individual industries. For example, we found a number of attractive stocks from the retailing, publishing and telecommunications industries, which were consistently strong performers during the year. The reason for their strength has been the consistency and quality of their earnings growth. European financial services firms performed particularly well during the first half of the year, primarily because they are enjoying strong growth from increased participation in stocks and bonds among their customers, including pension funds and retirement plans. However, financial stocks with international loan portfolios were hard-hit after the Russian debt crisis, providing a vivid reminder that their stock prices are also dependent on market conditions.

Looking forward, we are cautiously optimistic. While we are encouraged by the efforts of the world's governments and central banks to stop the spread of the global financial crisis, it is too soon to determine whether lower interest rates and economic stimulus packages will be enough to avoid recessions in some of the world's major economies. With this in mind, we are focusing primarily on companies with above-average earnings growth. We are also carefully watching the situation in Asia, where we're finding attractive investment values in hard-hit markets. Our diligent approach to investing in companies around the world should help Panorama International Equity Portfolio maintain its focus on well-financed growth companies that we believe can prosper in good economic times and bad, and help the Portfolio remain an important part of THE RIGHT WAY TO INVEST.
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended December 31, 1998, International Equity Portfolio performed well, providing returns consistent with those of its unmanaged benchmark, the Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index. Some of the gains achieved during the first half of the year were offset during the third quarter when the Portfolio participated in sharp price declines in most of the world's stock markets. However, there was a strong recovery in the last quarter. The Manager's company-by-company analysis did lead to opportunities concentrated in certain parts of the world, such as Europe, which demonstrated sound economic fundamentals. At the same time, exposure was reduced to companies in Asia and Latin America because of their deteriorating prospects. The Portfolio's holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
    The Portfolio is compared to the Morgan Stanley Capital International EAFE Index which is an index including approximately 1000 companies representing the stock markets of 18 countries. The average company has a market capitalization of over $3 billion. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - International Equity Portfolio and
Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 PANORAMA
               INTERNATIONAL      MORGAN STANLEY CAPITAL
                                    INTERNATIONAL EAFE
             EQUITY PORTFOLIO             INDEX

5/13/92                  $10,000                 $10,000
12/31/92                  $9,567                  $9,944
12/31/93                 $11,653                 $13,219
12/31/94                 $11,822                 $14,285
12/31/95                 $13,039                 $15,935
12/31/96                 $14,768                 $16,949
12/31/97                 $15,965                 $17,298
12/31/98                 $19,062                 $20,815

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(1)
1 YEAR 19.40%    5 YEAR 10.34%    LIFE 10.21%

1. The inception date of the Portfolio is 5/13/92. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for the Morgan Stanley Capital International EAFE Index begins on 4/30/92.

Past performance is not predictive of future performance.

PANORAMA SERIES FUND, INC. - LIFESPAN PORTFOLIOS

OBJECTIVE

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

NARRATIVE BY THE PORTFOLIO MANAGEMENT TEAM

1998 was a year of dramatic contrasts for the world's stock and bond markets. Heightened volatility in many markets once again demonstrated the benefits of broad diversification among asset classes, geographic regions and investment styles. We are pleased that the LifeSpan Portfolios' diversified investment approach helped dampen some of the markets' volatility for our shareholders.

Despite earnings disappointments for many multinational companies based in the United States, we saw continued good performance in the stock markets of the United States and Europe during the first half of the year. Investors in both regions appeared encouraged by strong economic growth and low inflation. Although many analysts warned that the financial crisis in Southeast Asia and persistent recession in Japan were likely to continue to adversely affect corporate earnings and global economic growth, investors in the United States and Europe appeared unconcerned.

Investor perception changed at mid-year when the "Asian contagion" struck Russia, which effectively defaulted on its government bonds. The spread of the financial crisis to other emerging markets renewed concerns that developed markets might suffer, and investors shifted their assets away from any investments they perceived as risky. Small-capitalization stocks, emerging-market bonds and high-yield corporate bonds were particularly hard hit.

In the United States, large-capitalization stocks - which led the market's rise over the past three years - fell sharply during the third quarter of 1998. Stocks of big companies that do business in overseas markets led the decline. Worldwide energy producers, agricultural companies, commodities producers and manufacturers saw their earnings and stock prices decline amid falling prices for raw materials. In addition, many financial services companies with international loan portfolios were adversely affected.

U.S. Treasury bonds - considered a safe haven by many investors - represented one of the few financial assets to benefit in this environment. Other types of bonds did not fare as well. High-yield corporate bond prices fell sharply when investors, unwilling to assume the credit risks that accompany high yields, attempted to sell their holdings.

This flight to quality contributed to a scarcity of capital in many markets, especially Latin America, causing stock and bond prices there to plummet. Because markets in Japan and Southeast Asia were already relatively depressed, their stocks and bonds declined less severely during the correction than financial assets in the United States and Europe.

Many of these concerns began to ease at the beginning of the fourth quarter. Investors appeared encouraged when the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks announced measures designed to stop the spreading financial crisis and stimulate global economic growth. Perhaps most significant, the Japanese government announced a plan to restructure its ailing banking system and boost its economy. With a possible end to the financial crisis in sight, stock markets worldwide rebounded strongly, reversing much -- but not all -- of their previous declines.

The Capital Appreciation Portfolio benefited from its holdings of large-cap stocks in the United States. However, consistent with lackluster performance in certain market sectors, the Portfolio's holdings of small-capitalization and value-oriented stocks constrained its overall performance. Performance of the Balanced Portfolio, which also participated in the gains of large domestic and international stocks, was enhanced by its holdings of U.S. Treasury securities, which performed well during the year. Finally, the Diversified Income Portfolio benefited from the rally of U.S. Treasury securities, but its overall performance suffered because of exposure to corporate and emerging-markets debt.

Looking forward, we are cautiously optimistic. While economic weakness may persist over the next term, we believe that global economies and markets should recover over the longer term. Our diligent approach to investing in diversified portfolios of stocks and bonds should help Panorama LifeSpans Portfolios continue to provide participation in rising markets while diminishing the brunt of market declines. In other words, it remains an important part of THE RIGHT WAY TO INVEST.
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE.

LIFESPAN CAPITAL APPRECIATION PORTFOLIO
During the fiscal year that ended December 31, 1998, the Portfolio's positive performance was primarily affected by the strength of its international investments. The Manager's company-by-company analysis lead to opportunities concentrated in certain parts of the world, such as Europe, which demonstrated sound economic fundamentals. At the same time, exposure was reduced to companies in Asia and Latin America because of their deteriorating prospects. The Portfolio's investments in government bonds, specifically Treasury securities and other government agency bonds, performed well. The Portfolio's allocation to this area was increased to take advantage of the rally that occurred in the government bond sector throughout the year. The Portfolio's domestic equity holdings underperformed due to the exceptionally difficult environment for the U.S. stock market, in particular value and small-cap stocks. The portfolio holdings, allocations and management strategies are subject to change.

LIFESPAN BALANCED PORTFOLIO
During the fiscal year that ended December 31, 1998, performance of the Balanced Portfolio was affected by the uncertainty in the global markets. However, overall, the Portfolio did participate in the gains of large domestic and international stocks, and performance was enhanced by the Portfolio's holdings of U.S. Treasury securities. Over the period, the U.S. government bond market proved to be relatively strong. As a result, the Fund's large percentage of U.S. Treasury securities and cash instruments, and to a lesser extent, investment-grade corporate bonds, helped to limit risks and losses. The Manager also maintained a relatively long average duration in an environment distinguished by steadily declining interest rates. The portfolio holdings, allocations and management strategies are subject to change.

LIFESPAN DIVERSIFIED INCOME PORTFOLIO
The Diversified Income Portfolio's performance during the fiscal year that ended December 31, 1998, can be primarily attributed to its investments in the government/corporate sector, which was the largest allocation in the portfolio. The Portfolio benefited from the rally of U.S. Treasury securities, but its overall performance suffered because of exposure to corporate and emerging-markets debt. In the high yield portion of the portfolio, bright spots included the Portfolio's focus on cable/media investments, as well as its relative lack of holdings in the financial and energy sectors of the market. The Portfolio's significant allocation to telecommunications hurt returns, as these issues performed poorly. The portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING EACH PORTFOLIO'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of hypothetical $10,000 investments in the Portfolios held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Portfolios. If these charges and expenses were taken into account, performance would be lower.
    LifeSpan Capital Appreciation Portfolio's performance is compared to the performance of the S&P 500 Index and the Wilshire 5000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the index. The index is an approximator of dollar changes in the U.S. equity market. The Wilshire 5000 capitalization is about 82% NYSE, 2% AMEX and 16% OTC.
    LifeSpan Balanced Portfolio's performance is compared to the performance of the Lehman Brothers Corporate and Government Bond Index and the S&P 500 Index. The Lehman Brothers Corporate and Government Bond Index is comprised of the Government and Corporate Bond Indices, which include U.S. Treasury and government agency securities, corporate, and Yankee bonds.
    LifeSpan Diversified Income Portfolio's performance is compared to the performance of the Lehman Brothers Intermediate Government and Corporate Bond Index, which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order.

    Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data that follows shows the effect of taxes. The Portfolios' performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolios' performance, it must be noted that the Portfolios' investments are not limited to the investments in the indices.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - LifeSpan Capital Appreciation Portfolio, S&P 500 Index and Wilshire 5000 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PANORAMA LIFESPAN    S&P 500    WILSHIRE
                CAPITAL
              APPRECIATION       INDEX    5000 INDEX
09/1/95               $10,000    $10,000      $10,000
12/31/95              $10,665    $11,049      $10,812
12/31/96              $12,582    $13,584      $12,849
12/31/97              $14,159    $18,114      $16,597
12/31/98              $15,077    $23,290      $20,202

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(1)
1 YEAR 6.49%    LIFE 13.11%

1. The inception date of the Portfolio is 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for both indices begins on 8/31/95.

Past performance is not predictive of future performance.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - LifeSpan Balanced Portfolio,
S&P 500 Index and Lehman Brothers Corporate/Government Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PANORAMA LIFESPAN    S&P 500          LEHMAN BROTHERS
                                            CORPORATE/GOVERNMENT BOND
           BALANCED PORTFOLIO    INDEX                INDEX

09/1/95               $10,000    $10,000                         $10,000
12/31/95              $10,608    $11,049                         $10,572
12/31/96              $12,027    $13,584                         $10,879
12/31/97              $13,495    $18,114                         $11,941
12/31/98              $14,328    $23,290                         $13,072

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(2)
1 YEAR 6.17%    LIFE 11.39%

2. The inception date of the Portfolio is 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for both indices begins on 8/31/95.

Past performance is not predictive of future performance.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. - LifeSpan Diversified Income Portfolio and Lehman Brothers Intermediate Government/Corporate Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PANORAMA LIFESPAN
                   DIVERSIFIED           LEHMAN BROTHERS INTERMEDIATE
                                          GOVERNMENT/CORPORATE BOND
                INCOME PORTFOLIO                    INDEX
09/1/95                        $10,000                         $10,000
12/31/95                       $10,569                         $10,427
12/31/96                       $11,301                         $10,849
12/31/97                       $12,715                         $11,702
12/31/98                       $13,335                         $12,690

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIO AT 12/31/98(3)
1 YEAR 4.88%    LIFE 9.02%

3. The inception date of the Portfolio is 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for the Lehman Brothers Intermediate Government/Corporate Bond Index begins on 8/31/95.

Past performance is not predictive of future performance.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 57.2%
---------------------------------------------------------------
CAPITAL GOODS - 6.3%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 1.5%
General Dynamics Corp.                  235,200  $   13,788,600
---------------------------------------------------------------
Lockheed Martin Corp.                    70,251       5,953,772
                                                 --------------
                                                     19,742,372
---------------------------------------------------------------
INDUSTRIAL SERVICES - 0.8%
Knoll, Inc.(1)                           55,300       1,638,262
---------------------------------------------------------------
Viad Corp.                              313,100       9,510,412
                                                 --------------
                                                     11,148,674
---------------------------------------------------------------
MANUFACTURING - 4.0%
Herman Miller, Inc.                     136,400       3,665,750
---------------------------------------------------------------
Ingersoll-Rand Co.                      181,700       8,528,544
---------------------------------------------------------------
PACCAR, Inc.                            116,800       4,803,400
---------------------------------------------------------------
Textron, Inc.                           244,000      18,528,750
---------------------------------------------------------------
United Technologies Corp.               169,300      18,411,375
                                                 --------------
                                                     53,937,819
---------------------------------------------------------------
CONSUMER CYCLICALS - 6.7%
---------------------------------------------------------------
AUTOS & HOUSING - 4.2%
Federal-Mogul Corp.                     236,100      14,047,950
---------------------------------------------------------------
Fleetwood Enterprises, Inc.              82,300       2,859,925
---------------------------------------------------------------
Kaufman & Broad Home Corp.               80,300       2,308,625
---------------------------------------------------------------
Maytag Corp.                            309,900      19,291,275
---------------------------------------------------------------
Owens Corning                           148,900       5,276,644
---------------------------------------------------------------
USG Corp.                               166,300       8,470,906
---------------------------------------------------------------
Whirlpool Corp.                          72,200       3,998,075
                                                 --------------
                                                     56,253,400
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.2%
Hasbro, Inc.                             77,000       2,781,625
---------------------------------------------------------------
RETAIL: GENERAL - 2.2%
Dayton Hudson Corp.                     184,500      10,009,125
---------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                 128,500       5,597,781
---------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)        83,800       1,157,487
---------------------------------------------------------------
Gucci Group NV                           81,800       3,977,525
---------------------------------------------------------------
K Mart Corp.(1)                         154,700       2,368,844
---------------------------------------------------------------
Nordstrom, Inc.                          85,300       2,958,844
---------------------------------------------------------------
Shaw Industries, Inc.                   133,800       3,244,650
                                                 --------------
                                                     29,314,256
---------------------------------------------------------------
RETAIL: SPECIALTY - 0.1%
Payless ShoeSource, Inc.(1)              39,800       1,885,525

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
CONSUMER STAPLES - 7.7%
---------------------------------------------------------------
BEVERAGES - 0.8%
Anheuser-Busch Cos., Inc.               166,100  $   10,900,312
---------------------------------------------------------------
CONSUMER SERVICES - 0.3%
Hertz Corp., Cl. A                       95,000       4,334,375
---------------------------------------------------------------
FOOD - 1.4%
General Mills, Inc.                     116,400       9,050,100
---------------------------------------------------------------
IBP, Inc.                               353,600      10,298,600
                                                 --------------
                                                     19,348,700
---------------------------------------------------------------
FOOD & DRUG RETAILERS - 2.8%
Albertson's, Inc.                       174,600      11,119,837
---------------------------------------------------------------
Kroger Co.(1)                           252,200      15,258,100
---------------------------------------------------------------
Safeway, Inc.(1)                        184,400      11,236,875
                                                 --------------
                                                     37,614,812
---------------------------------------------------------------
HOUSEHOLD GOODS - 2.4%
Dial Corp. (The)                        372,000      10,741,500
---------------------------------------------------------------
Fort James Corp.                        182,875       7,315,000
---------------------------------------------------------------
Premark International, Inc.             411,700      14,255,112
                                                 --------------
                                                     32,311,612
---------------------------------------------------------------
ENERGY - 0.5%
---------------------------------------------------------------
OIL-DOMESTIC - 0.5%
Exxon Corp.                              99,600       7,283,250
---------------------------------------------------------------
FINANCIAL - 11.0%
---------------------------------------------------------------
BANKS - 2.5%
Bank One Corp.                          184,300       9,410,819
---------------------------------------------------------------
BankBoston Corp.                        249,900       9,730,481
---------------------------------------------------------------
First Union Corp.                       237,400      14,436,887
                                                 --------------
                                                     33,578,187
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.0%
Citigroup, Inc.                         296,700      14,686,650
---------------------------------------------------------------
Fannie Mae                              168,200      12,446,800
                                                 --------------
                                                     27,133,450
---------------------------------------------------------------
INSURANCE - 5.8%
Allstate Corp.                          142,600       5,507,925
---------------------------------------------------------------
American General Corp.                  122,200       9,531,600
---------------------------------------------------------------
American International Group, Inc.      126,100      12,184,412
---------------------------------------------------------------
Cigna Corp.                             175,900      13,599,269
---------------------------------------------------------------
Conseco, Inc.                           265,800       8,123,513
---------------------------------------------------------------
Equitable Cos., Inc.                     46,800       2,708,550
---------------------------------------------------------------
Hartford Financial Services Group,
Inc.                                    108,500       5,953,938
---------------------------------------------------------------
Jefferson-Pilot Corp.                   113,600       8,520,000
---------------------------------------------------------------
Transamerica Corp.                       66,400       7,669,200

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                   115,200  $    3,571,200
                                                 --------------
                                                     77,369,607
---------------------------------------------------------------
SAVINGS & LOANS - 0.7%
Golden West Financial Corp.              98,800       9,058,725
---------------------------------------------------------------
HEALTHCARE - 4.4%
---------------------------------------------------------------
HEALTHCARE/DRUGS - 2.2%
Amgen, Inc.(1)                          160,400      16,771,825
---------------------------------------------------------------
Genzyme Corp. (General Division)(1)     267,960      13,331,010
                                                 --------------
                                                     30,102,835
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.2%
Bard (C.R.), Inc.                       248,100      12,280,950
---------------------------------------------------------------
Tenet Healthcare Corp.(1)               251,920       6,612,900
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)      113,900       3,367,169
---------------------------------------------------------------
WellPoint Health Networks, Inc.(1)       89,900       7,821,300
                                                 --------------
                                                     30,082,319
---------------------------------------------------------------
TECHNOLOGY - 11.1%
---------------------------------------------------------------
COMPUTER HARDWARE - 8.0%
3Com Corp.(1)                           251,000      11,247,938
---------------------------------------------------------------
Apple Computer, Inc.(1)                 272,000      11,135,000
---------------------------------------------------------------
Compaq Computer Corp.                   610,300      25,594,456
---------------------------------------------------------------
International Business Machines
Corp.                                   168,300      31,093,425
---------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                109,000      10,954,500
---------------------------------------------------------------
Seagate Technology, Inc.(1)             230,200       6,963,550
---------------------------------------------------------------
Storage Technology Corp. (New)(1)       289,700      10,302,456
                                                 --------------
                                                    107,291,325
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.4%
First Data Corp.                        156,200       4,949,588
---------------------------------------------------------------
Network Associates, Inc.(1)             199,900      13,243,375
                                                 --------------
                                                     18,192,963
---------------------------------------------------------------
PHOTOGRAPHY - 1.7%
Eastman Kodak Co.                        64,300       4,629,600
---------------------------------------------------------------
Xerox Corp.                             151,100      17,829,800
                                                 --------------
                                                     22,459,400
---------------------------------------------------------------
TELECOMMUNICATIONS - 5.9%
---------------------------------------------------------------
TELEPHONE UTILITIES - 3.1%
Bell Atlantic Corp.                     278,100      15,799,556
---------------------------------------------------------------
Century Telephone Enterprises, Inc.      79,900       5,393,250
---------------------------------------------------------------
U S West, Inc.                          317,100      20,492,588
                                                 --------------
                                                     41,685,394
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.8%
ALLTELL Corp.                           200,700      12,004,369

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

AT&T Corp.                              343,400  $   25,840,850
                                                 --------------
                                                     37,845,219
---------------------------------------------------------------
TRANSPORTATION - 0.4%
---------------------------------------------------------------
AIR TRANSPORTATION - 0.4%
AMR Corp.(1)                             51,600       3,063,750
---------------------------------------------------------------
Delta Air Lines, Inc.                    40,400       2,100,800
                                                 --------------
                                                      5,164,550
---------------------------------------------------------------
UTILITIES - 3.2%
---------------------------------------------------------------
ELECTRIC UTILITIES - 2.3%
CalEnergy, Inc.(1)                      136,400       4,731,375
---------------------------------------------------------------
FPL Group, Inc.                         112,100       6,908,163
---------------------------------------------------------------
Houston Industries, Inc.                264,600       8,500,275
---------------------------------------------------------------
Montana Power Co.                       184,600      10,441,438
                                                 --------------
                                                     30,581,251
---------------------------------------------------------------
GAS UTILITIES - 0.9%
Columbia Energy Group                   204,650      11,818,538
                                                 --------------
Total Common Stocks (Cost
$639,078,833)                                       769,220,495
---------------------------------------------------------------
OTHER SECURITIES - 0.3%
---------------------------------------------------------------
Ingersoll-Rand International
Finance Corp. I, 6.22% Preferred
Redeemable Increased Dividend
Equity Securities, 5/16/01(2) (Cost
$4,250,000)                             170,000       4,420,000

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.6%
---------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(2)                $4,500,000       4,521,094
---------------------------------------------------------------
Olympic Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1997-A, Cl. A-5, 6.80%, 2/15/05       4,050,000       4,110,750
                                                 --------------
Total Asset-Backed Securities (Cost
$8,544,073)                                           8,631,844
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 4.6%
---------------------------------------------------------------
Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2,
7.60%, 3/18/06                        6,000,000       6,496,875
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                           3,750,000       3,835,538
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                            2,866,534       2,884,937
Series 1843, Cl. VB, 7%, 4/15/03      3,578,600       3,654,645
Series 1849, Cl. VA, 6%, 12/15/10     3,729,761       3,762,397
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Securities Series 1583, Cl. IC,
7.03%, 1/15/20(3)                     7,240,399         710,464

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
---------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                          $2,077,115  $    2,083,679
6.50%, 4/1/24-4/1/26                  2,866,615       2,887,293
7%, 4/1/00                              518,099         517,608
7.50%, 5/1/07-12/1/08                 1,039,517       1,069,655
8.00%, 3/1/17-6/1/17                    173,239         180,712
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Trust 1992-15, Cl.
KZ, 7%, 2/25/22                       2,416,713       2,421,233
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                               1,194,471       1,192,226
---------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, Cl. PM,
7.56%, 10/25/23(3)                    6,249,544         824,128
---------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09   4,707,789       4,497,398
---------------------------------------------------------------
General National Mortgage Assn.:
6.50%, 4/15/26                        4,280,346       4,326,276
7%, 11/15/08-1/15/24                  2,064,297       2,115,816
7.50%, 1/15/09-6/15/24                4,683,690       4,831,281
8%, 5/15/17                             811,523         850,681
---------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed
Home Equity Securities, Series
1998-3, Cl. A5, 6.36%, 8/20/22(4)     3,400,000       3,402,125
---------------------------------------------------------------
Norwest Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 1997-14, Cl. A-3, 6.75%,
10/25/27                              5,000,000       4,993,750
---------------------------------------------------------------
Prudential Home Mortgage Securities
Co., Sub. Fixed Rate Mtg.
Securities, Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1993-L, Cl.
1B2, 6.641%, 12/25/23(2)(4)           1,900,000       1,898,219
---------------------------------------------------------------
Residential Funding Mortgage
Securities I, Inc., Mtg.
Pass-Through Certificates, Series
1998-S4, Cl. M1, 6.50%, 2/25/13       2,038,732       2,003,373
                                                 --------------
Total Mortgage-Backed Obligations
(Cost $59,821,727)                                   61,440,309
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 4.9%
---------------------------------------------------------------
U.S. Treasury Bonds, 6%, 2/15/26(5)  38,250,000      41,752,285
---------------------------------------------------------------
U.S. Treasury Bonds, STRIPS,
5.593%, 11/15/18(6)                  50,000,000      16,661,650
---------------------------------------------------------------
U.S. Treasury Bonds, STRIPS,
7.835%, 5/15/15(6)                    2,250,000         918,718
---------------------------------------------------------------
U.S. Treasury Nts., 6.125%,
8/15/07(5)                            5,350,000       5,848,219
                                                 --------------
Total U.S. Government Obligations
(Cost $64,647,784)                                   65,180,872
---------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
0.1%
---------------------------------------------------------------
United Mexican States Bonds, 6.97%,
8/12/00 (Cost $1,731,367)             1,750,000       1,705,156
---------------------------------------------------------------
NON-COVERTIBLE CORPORATE BONDS AND
NOTES - 17.5%
---------------------------------------------------------------
BASIC MATERIALS - 0.9%
---------------------------------------------------------------
CHEMICALS - 0.4%
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20         2,512,000       3,419,229

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
CHEMICALS (CONTINUED)

PPG Industries, Inc., 9% Debs.,
5/1/21                               $1,190,000  $    1,522,227
                                                 --------------
                                                      4,941,456
---------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                               4,000,000       4,275,280
---------------------------------------------------------------
PAPER - 0.2%
Donohue Forest Products, Inc.,
7.625% Gtd. Sr. Nts., 5/15/07         2,500,000       2,743,845
---------------------------------------------------------------
CAPITAL GOODS - 3.3%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
Northwest Airlines Corp., 8.375%
Unsec. Nts., 3/15/04                  4,250,000       4,329,802
---------------------------------------------------------------
Raytheon Co., 6.45% Nts., 8/15/02     2,500,000       2,574,637
                                                 --------------
                                                      6,904,439
---------------------------------------------------------------
INDUSTRIAL SERVICES - 2.1%
Fred Meyer, Inc., 7.375% Sr. Nts.,
3/1/05                                6,750,000       7,156,404
---------------------------------------------------------------
Interface, Inc., 7.30% Sr. Nts.,
4/1/08                                2,000,000       1,977,098
---------------------------------------------------------------
Norse CBO Ltd., 6.515%
Collateralized Bond Obligations,
Series 1A, Cl. A3, 8/13/10(2)         4,000,000       3,955,000
---------------------------------------------------------------
Owens-Illinois, Inc., 7.15% Sr.
Nts., 5/15/05                         5,000,000       5,075,165
---------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                              4,000,000       4,221,468
---------------------------------------------------------------
Tyco International Group SA, 6.125%
Nts., 11/1/08(7)                      2,500,000       2,520,830
---------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Sr. Nts., Series B, 12/1/06           2,860,000       2,834,000
                                                 --------------
                                                     27,739,965
---------------------------------------------------------------
MANUFACTURING - 0.7%
Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                2,150,000       2,177,941
---------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds,
10/23/01                              1,500,000       1,610,625
---------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds,
5/15/01                               5,500,000       5,463,496
                                                 --------------
                                                      9,252,062
---------------------------------------------------------------
CONSUMER CYCLICALS - 0.6%
---------------------------------------------------------------
AUTOS & HOUSING - 0.2%
Black & Decker Corp., 6.625% Nts.,
11/15/00                              2,700,000       2,746,170
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.1%
Felcor Suites LP, 7.375% Sr. Nts.,
10/1/04                               2,000,000       1,898,252
---------------------------------------------------------------
MEDIA - 0.1%
Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(7)                           1,600,000       1,577,376
---------------------------------------------------------------
RETAIL: GENERAL - 0.2%
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                         2,000,000       2,153,018
---------------------------------------------------------------
CONSUMER STAPLES - 2.9%
---------------------------------------------------------------
ENTERTAINMENT - 0.8%
Paramount Communications, Inc.,
7.50% Sr. Nts., 1/15/02               4,250,000       4,475,263
---------------------------------------------------------------
Tricon Global Restaurants, Inc.,
7.45% Sr. Unsec. Nts., 5/15/05        4,650,000       4,798,819
---------------------------------------------------------------
Viacom, Inc., 6.75% Sr. Unsec.
Nts., 1/15/03                         1,500,000       1,545,595
                                                 --------------
                                                     10,819,677

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
FOOD - 1.3%
CPC International, Inc., 6.15%
Unsec. Nts., Series C, 1/15/06       $2,000,000  $    2,084,292
---------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                         3,500,000       3,534,048
---------------------------------------------------------------
Grand Metro Inventory Corp., 7.125%
Nts., 9/15/04                         6,115,000       6,571,956
---------------------------------------------------------------
RACERS-Kellogg-98-1, 5.75% Nts.,
2/2/01(7)                             5,000,000       5,050,210
                                                 --------------
                                                     17,240,506
---------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
Dial Corp. (The), 5.89% Medium-Term
Nts., Series A, 10/22/01              3,250,000       3,209,710
---------------------------------------------------------------
Fort James Corp.:
6.234% Nts., 3/15/01                  1,750,000       1,774,208
6.875% Sr. Nts., 9/15/07              5,000,000       5,205,050
---------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs.,
Series A, 1/1/21                        750,000         997,114
                                                 --------------
                                                     11,186,082
---------------------------------------------------------------
ENERGY - 2.3%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.9%
Chesapeake Energy Corp., 7.875% Sr.
Nts., Series B, 3/15/04               3,250,000       2,583,750
---------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                               3,190,000       3,419,173
---------------------------------------------------------------
Colorado Interstate Gas Corp., 10%
Sr. Debs., 6/15/05                      455,000         560,235
---------------------------------------------------------------
Columbia Gas System, Inc., 6.80%
Nts., Series C, 11/28/05              2,000,000       2,114,530
---------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17               2,000,000       1,808,750
9% Debs., 8/15/99                     1,750,000       1,758,750
---------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625%
Debs., 3/15/06                          700,000         858,101
---------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                  4,000,000       4,325,384
---------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                         3,600,000       3,835,660
---------------------------------------------------------------
Petroliam Nasional Berhad, 6.875%
Nts., 7/1/03(2)                       2,500,000       2,138,390
---------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                         2,250,000       2,885,782
                                                 --------------
                                                     26,288,505
---------------------------------------------------------------
OIL - DOMESTIC - 0.4%
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                         4,500,000       4,551,250
---------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd.
Debs., 9/1/21                           500,000         648,127
                                                 --------------
                                                      5,199,377
---------------------------------------------------------------
FINANCIAL - 4.3%
---------------------------------------------------------------
BANKS - 1.1%
BankAmerica Corp. (New), 7.75% Sub.
Nts., 7/15/02                         1,250,000       1,341,900
---------------------------------------------------------------
Capital One Bank, Inc., 6.375% Sr.
Nts., 2/15/03                         2,350,000       2,262,141
---------------------------------------------------------------
Chase Manhattan Corp. (New),
10.125% Sub. Nts., 11/1/00            1,000,000       1,079,609
---------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                750,000         822,502
---------------------------------------------------------------
Greenpoint Bank (Brooklyn New
York), 6.70% Sr. Medium-Term Bank
Nts., 7/15/02                         5,000,000       5,134,050
---------------------------------------------------------------
People's Bank of Bridgeport
(Connecticut), 7.20% Sub. Nts.,
12/1/06                               4,000,000       4,244,048
                                                 --------------
                                                     14,884,250

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.1%
American General Finance Corp.,
5.875% Sr. Nts., 7/1/00              $1,500,000  $    1,508,329
---------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(7)                            2,750,000       3,174,319
---------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                         2,300,000       2,263,757
---------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Medium-Term Nts., Series D, 3/1/01    3,070,000       3,082,765
---------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts.,
9/15/99                                 750,000         754,206
---------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                  1,200,000       1,204,284
---------------------------------------------------------------
Household Finance Corp., 8.95%
Debs., 9/15/99                        1,200,000       1,227,384
---------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00         1,250,000       1,249,856
                                                 --------------
                                                     14,464,900
---------------------------------------------------------------
INSURANCE - 1.3%
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                         2,750,000       2,638,089
---------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01    3,000,000       2,877,171
---------------------------------------------------------------
Equitable Life Assurance Society
(U.S.A.), 6.95% Surplus Nts.,
12/1/05(7)                            2,000,000       2,118,334
---------------------------------------------------------------
GenAmerica Capital I, 8.525% Nts.,
6/30/27(7)                            3,250,000       3,311,396
---------------------------------------------------------------
Life Re Capital Trust I, 8.72%
Nts., 6/15/27(7)                      2,500,000       2,909,330
---------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                   3,500,000       3,584,227
                                                 --------------
                                                     17,438,547
---------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -
0.8%
Chelsea GCA Realty Partner, Inc.,
7.75% Unsec. Nts., 1/26/01            5,520,000       5,484,683
---------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                               3,000,000       3,025,341
---------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625%
Nts., 6/15/03                         3,000,000       2,969,067
                                                 --------------
                                                     11,479,091
---------------------------------------------------------------
HEALTHCARE - 0.3%
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.3%
Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05                  1,500,000       1,554,231
8.625% Sr. Unsec. Nts., 12/1/03       2,000,000       2,112,402
                                                 --------------
                                                      3,666,633
---------------------------------------------------------------
TECHNOLOGY - 0.2%
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Electric Data Systems Corp., 7.125%
Nts., 5/15/05(7)                      2,000,000       2,177,722
---------------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
0.3%
AT&T Capital Corp., 6.25%
Medium-Term Nts., Series F, 5/15/01   3,800,000       3,751,649
---------------------------------------------------------------
TRANSPORTATION - 0.3%
---------------------------------------------------------------
RAILROADS & TRUCKERS - 0.3%
Union Pacific Corp.:
7% Nts., 6/15/00                      2,030,000       2,069,023
7.60% Nts., 5/1/05                    2,000,000       2,152,886
                                                 --------------
                                                      4,221,909

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   MARKET VALUE
                                     AMOUNT      NOTE 1
---------------------------------------------------------------
UTILITIES - 2.0%
---------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
El Paso Electric Co., 8.25% First
Mtg. Bonds, Series C, 2/1/03         $3,278,000  $    3,474,680
---------------------------------------------------------------
Hawaiian Electric Industries, Inc.,
6.31% Medium-Term Nts., Series B,
2/19/02                               5,000,000       5,052,465
---------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125%
Sr. Unsec. Nts., Series C, 7/1/01     5,000,000       5,102,685
                                                 --------------
                                                     13,629,830
---------------------------------------------------------------
GAS UTILITIES - 1.0%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01              2,000,000       2,031,266
---------------------------------------------------------------
Southern California Gas Co., 6.38%
Medium-Term Nts., 10/29/01            2,500,000       2,559,663
---------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                         3,800,000       4,056,249
---------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts.,
8/1/02                                4,675,000       4,690,385
                                                 --------------
                                                     13,337,563
                                                 --------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $229,982,709)                 234,018,104
---------------------------------------------------------------
SHORT-TERM NOTES - 10.7%(8)
---------------------------------------------------------------
Federal Home Loan Bank:
4.93%, 1/4/99                        10,000,000       9,995,892
5.05%, 1/21/99                       10,000,000       9,971,944
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 1/4/99                         3,000,000       2,998,875
5.02%, 1/15/99                       10,000,000       9,980,167
5.03%, 1/11/99                       11,344,000      11,327,916
5.03%, 1/14/99                       10,000,000       9,981,728
5.06%, 1/13/99                       10,000,000       9,983,133
5.06%, 1/27/99                        7,487,000       7,459,639
5.07%, 1/7/99                        10,000,000       9,991,550
5.07%, 1/19/99                       10,000,000       9,974,650
5.08%, 1/20/99                       10,000,000       9,973,189
5.10%, 1/8/99                        10,000,000       9,990,083
---------------------------------------------------------------
Federal National Mortgage Assn.:
4.91%, 1/4/99                        10,000,000       9,995,908
4.93%, 1/5/99                        20,000,000      19,988,844
5.20%, 1/14/99                        1,988,000       1,984,411
                                                 --------------
Total Short-Term Notes (Cost
$143,597,929)                                       143,597,929
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.3%
---------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98, to be repurchased
at $57,730,453 on 1/4/99,
collaterallized by U.S. Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $58,877,313 (Cost
$57,700,000)                         57,700,000      57,700,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$1,209,354,422)                           100.2%  1,345,914,709
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                     (0.2)     (2,032,330)
                                     ----------  --------------
NET ASSETS                                100.0% $1,343,882,379
                                     ----------  --------------
                                     ----------  --------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. Securities with an aggregate market value of $14,195,005 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $22,839,517, or 1.70% of the Fund's net assets as of December 31, 1998.

8. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
COMMON STOCKS - 95.1%
----------------------------------------------------------------
CAPITAL GOODS - 9.8%
----------------------------------------------------------------
AEROSPACE/DEFENSE - 2.1%
General Dynamics Corp.                   229,600   $ 13,460,300
----------------------------------------------------------------
Lockheed Martin Corp.                     71,652      6,072,507
                                                   -------------
                                                     19,532,807
----------------------------------------------------------------
INDUSTRIAL SERVICES - 1.4%
Knoll, Inc.(1)                            52,800      1,564,200
----------------------------------------------------------------
Viad Corp.                               370,800     11,263,050
                                                   -------------
                                                     12,827,250
----------------------------------------------------------------
MANUFACTURING - 6.3%
Herman Miller, Inc.                      130,900      3,517,937
----------------------------------------------------------------
Ingersoll-Rand Co.                       241,800     11,349,487
----------------------------------------------------------------
PACCAR, Inc.                             136,000      5,593,000
----------------------------------------------------------------
Textron, Inc.                            236,700     17,974,406
----------------------------------------------------------------
United Technologies Corp.                176,200     19,161,750
                                                   -------------
                                                     57,596,580
----------------------------------------------------------------
CONSUMER CYCLICALS - 11.7%
----------------------------------------------------------------
AUTOS & HOUSING - 7.1%
Federal-Mogul Corp.                      322,100     19,164,950
----------------------------------------------------------------
Fleetwood Enterprises, Inc.               81,000      2,814,750
----------------------------------------------------------------
Kaufman & Broad Home Corp.                79,300      2,279,875
----------------------------------------------------------------
Maytag Corp.                             315,500     19,639,875
----------------------------------------------------------------
Owens Corning                            224,300      7,948,631
----------------------------------------------------------------
USG Corp.                                182,800      9,311,375
----------------------------------------------------------------
Whirlpool Corp.                           72,300      4,003,612
                                                   -------------
                                                     65,163,068
----------------------------------------------------------------
LEISURE - 0.5%
Hasbro, Inc.                             116,900      4,223,012
----------------------------------------------------------------
RETAIL: GENERAL - 3.7%
Dayton Hudson Corp.                      199,100     10,801,175
----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                  123,700      5,388,681
----------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)        179,500      2,479,344
----------------------------------------------------------------
Gucci Group NV                            78,600      3,821,925
----------------------------------------------------------------
K Mart Corp.(1)                          266,100      4,074,656
----------------------------------------------------------------
Nordstrom, Inc.                          111,400      3,864,187
----------------------------------------------------------------
Shaw Industries, Inc.                    132,200      3,205,850
                                                   -------------
                                                     33,635,818
----------------------------------------------------------------
RETAIL: SPECIALTY - 0.4%
Payless ShoeSource, Inc.(1)               70,400      3,335,200

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
CONSUMER STAPLES - 13.2%
----------------------------------------------------------------
BEVERAGES - 1.5%
Anheuser-Busch Cos., Inc.                204,900   $ 13,446,562
----------------------------------------------------------------
CONSUMER SERVICES - 0.6%
Hertz Corp., Cl. A                       127,200      5,803,500
----------------------------------------------------------------
FOOD - 2.4%
General Mills, Inc.                      131,700     10,239,675
----------------------------------------------------------------
IBP, Inc.                                400,000     11,650,000
                                                   -------------
                                                     21,889,675
----------------------------------------------------------------
FOOD & DRUG RETAILERS - 4.6%
Albertson's, Inc.                        193,600     12,329,900
----------------------------------------------------------------
Kroger Co.(1)                            251,800     15,233,900
----------------------------------------------------------------
Safeway, Inc.(1)                         246,900     15,045,469
                                                   -------------
                                                     42,609,269
----------------------------------------------------------------
HOUSEHOLD GOODS - 4.1%
Dial Corp. (The)                         379,800     10,966,725
----------------------------------------------------------------
Fort James Corp.                         288,262     11,530,480
----------------------------------------------------------------
Premark International, Inc.              424,400     14,694,850
                                                   -------------
                                                     37,192,055
----------------------------------------------------------------
ENERGY - 1.1%
----------------------------------------------------------------
OIL - DOMESTIC - 1.1%
Exxon Corp.                              132,300      9,674,437
----------------------------------------------------------------
FINANCIAL - 16.8%
----------------------------------------------------------------
BANKS - 4.5%
Bank One Corp.                           252,500     12,893,281
----------------------------------------------------------------
BankBoston Corp.                         280,700     10,929,756
----------------------------------------------------------------
First Union Corp.                        281,900     17,143,044
                                                   -------------
                                                     40,966,081
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.8%
Citigroup, Inc.                          284,800     14,097,600
----------------------------------------------------------------
Fannie Mae                               162,100     11,995,400
                                                   -------------
                                                     26,093,000
----------------------------------------------------------------
INSURANCE - 8.4%
Allstate Corp.                           133,900      5,171,888
----------------------------------------------------------------
American General Corp.                   117,600      9,172,800
----------------------------------------------------------------
American International Group, Inc.       143,000     13,817,375
----------------------------------------------------------------
Cigna Corp.                              169,800     13,127,663
----------------------------------------------------------------
Conseco, Inc.                            262,000      8,007,375
----------------------------------------------------------------
Equitable Cos., Inc.                      40,500      2,343,938
----------------------------------------------------------------
Hartford Financial Services Group,
Inc.                                     104,600      5,739,925
----------------------------------------------------------------
Jefferson-Pilot Corp.                    112,700      8,452,500
----------------------------------------------------------------
Transamerica Corp.                        65,700      7,588,350

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                    134,500   $  4,169,500
                                                   -------------
                                                     77,591,314
----------------------------------------------------------------
SAVINGS & LOANS - 1.1%
Golden West Financial Corp.              107,000      9,810,563
----------------------------------------------------------------
HEALTHCARE - 7.9%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 4.0%
Amgen, Inc.(1)                           177,700     18,580,756
----------------------------------------------------------------
Genzyme Corp. (General Division)(1)      365,600     18,188,600
                                                   -------------
                                                     36,769,356
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
3.9%
Bard (C.R.), Inc.                        321,100     15,894,450
----------------------------------------------------------------
Tenet Healthcare Corp.(1)                347,230      9,114,788
----------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)       112,600      3,328,738
----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)        88,200      7,673,400
                                                   -------------
                                                     36,011,376
----------------------------------------------------------------
TECHNOLOGY - 19.2%
----------------------------------------------------------------
COMPUTER HARDWARE - 13.6%
3Com Corp.(1)                            302,600     13,560,263
----------------------------------------------------------------
Apple Computer, Inc.(1)                  288,600     11,814,563
----------------------------------------------------------------
Compaq Computer Corp.                    599,900     25,158,306
----------------------------------------------------------------
International Business Machines
Corp.                                    216,200     39,942,950
----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                 150,800     15,155,400
----------------------------------------------------------------
Seagate Technology, Inc.(1)              287,900      8,708,975
----------------------------------------------------------------
Storage Technology Corp. (New)(1)        303,600     10,796,775
                                                   -------------
                                                    125,137,232
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.3%
First Data Corp.                         164,800      5,222,100
----------------------------------------------------------------
Network Associates, Inc.(1)              240,900     15,959,625
                                                   -------------
                                                     21,181,725
----------------------------------------------------------------
PHOTOGRAPHY - 3.3%
Eastman Kodak Co.                        102,500      7,380,000
----------------------------------------------------------------
Xerox Corp.                              197,900     23,352,200
                                                   -------------
                                                     30,732,200
----------------------------------------------------------------
TELECOMMUNICATIONS - 9.2%
----------------------------------------------------------------
TELEPHONE UTILITIES - 5.1%
Bell Atlantic Corp.                      305,800     17,373,263
----------------------------------------------------------------
Century Telephone Enterprises, Inc.      104,250      7,036,875
----------------------------------------------------------------
U S West, Inc.                           350,900     22,676,913
                                                   -------------
                                                     47,087,051
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
4.1%
ALLTELL Corp.                            196,500     11,753,156

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

AT&T Corp.                               349,300   $ 26,284,825
                                                   -------------
                                                     38,037,981
----------------------------------------------------------------
TRANSPORTATION - 0.9%
----------------------------------------------------------------
AIR TRANSPORTATION - 0.9%
AMR Corp.(1)                              79,000      4,690,625
----------------------------------------------------------------
Delta Air Lines, Inc.                     71,400      3,712,800
                                                   -------------
                                                      8,403,425
----------------------------------------------------------------
UTILITIES - 5.3%
----------------------------------------------------------------
ELECTRIC UTILITIES - 4.0%
CalEnergy, Inc.(1)                       131,100      4,547,531
----------------------------------------------------------------
FPL Group, Inc.                          151,200      9,317,700
----------------------------------------------------------------
Houston Industries, Inc.                 261,500      8,400,688
----------------------------------------------------------------
Montana Power Co.                        263,300     14,892,906
                                                   -------------
                                                     37,158,825
----------------------------------------------------------------
GAS UTILITIES - 1.3%
Columbia Energy Group                    208,600     12,046,650
                                                   -------------
Total Common Stocks (Cost
$689,695,739)                                       873,956,012

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
SHORT-TERM NOTES - 3.0%(2)
----------------------------------------------------------------
Federal Home Loan Bank, 4.93%,
1/4/99                               $ 5,000,000      4,997,946
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.97%, 1/12/99                         9,000,000      8,986,333
5.02%, 1/15/99                        11,000,000     10,978,183
5.07%, 1/7/99                          3,000,000      2,997,465
                                                   -------------
Total Short-Term Notes (Cost
$27,959,927)                                         27,959,927
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.6%
----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98, to be repurchased
at $23,812,561 on 1/4/99,
collateralized by U.S. Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $24,285,616 (Cost
$23,800,000)                          23,800,000     23,800,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$741,455,666)                              100.7%   925,715,939
----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (0.7)    (6,844,480)
                                     -----------   -------------
NET ASSETS                                 100.0%  $918,871,459
                                     -----------   -------------
                                     -----------   -------------

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 24.2%
---------------------------------------------------------------
GOVERNMENT AGENCY - 24.2%
---------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 10.0%
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, 10.50%, 10/1/20        $   121,568   $   134,687
---------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                   2,010,687     2,026,461
7.50%, 9/1/22                            306,962       315,401
                                                   ------------
                                                     2,476,549
---------------------------------------------------------------
GNMA/GUARANTEED - 14.2%
Government National Mortgage Assn.:
6.50%, 7/15/28                         1,178,465     1,190,733
7%, 10/15/23-3/15/26                   2,302,266     2,357,254
                                                   ------------
                                                     3,547,987
                                                   ------------
Total Mortgage-Backed Obligations
(Cost $5,930,746)                                    6,024,536
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 54.2%
---------------------------------------------------------------
AGENCY - 4.1%
---------------------------------------------------------------
GOVERNMENT AGENCY-SPONSORED - 4.1%
Federal Farm Credit Bank,
Medium-Term Nts., 6.37%, 9/1/00        1,000,000     1,021,560
---------------------------------------------------------------
TREASURY - 50.1%
---------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(1)                     2,175,000     2,705,156
8.125%, 8/15/19                          500,000       668,750
9.25%, 2/15/16                         1,200,000     1,724,250
---------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                           500,000       522,032
7.25%, 8/15/04                         2,700,000     3,037,500
7.50%, 11/15/01-2/15/05                  905,000     1,007,875
7.875%, 11/15/04                       2,255,000     2,612,981
8.50%, 2/15/00                           200,000       208,250
                                                   ------------
                                                    12,486,794
                                                   ------------
Total U.S. Government Obligations
(Cost $12,300,485)                                  13,508,354
---------------------------------------------------------------
SHORT-TERM NOTES - 15.2%(2)
---------------------------------------------------------------
Federal Farm Credit Bank, 4.95%,
1/15/99                                1,395,000     1,392,314
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Mtg.-Backed Certificates, 7.125%,
7/21/99                                1,000,000     1,011,496
---------------------------------------------------------------
Student Loan Marketing Assn.,
4.40%, 1/4/99                          1,400,000     1,399,487
                                                   ------------
Total Short-Term Notes (Cost
$3,839,071)                                          3,803,297
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.4%
---------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98,
to be repurchased at $1,100,581 on
1/4/99, collateralized by U.S.
Treasury Nts., 4%-8.875%,
2/15/99-7/15/06, with a value of
$1,122,444 (Cost $1,100,000)           1,100,000     1,100,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$23,170,302)                                98.0%   24,436,187
---------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES              2.0       486,692
                                     -----------   ------------
NET ASSETS                                 100.0%  $24,922,879
                                     -----------   ------------
                                     -----------   ------------

1. Securities with an aggregate market value of $49,750 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
COMMON STOCKS - 97.0%
-------------------------------------------------------------
BASIC MATERIALS - 0.7%
-------------------------------------------------------------
CHEMICALS - 0.7%
Fuji Photo Film Co.                      19,000  $   704,636
-------------------------------------------------------------
CAPITAL GOODS - 8.1%
-------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
Toshiba Corp.                           138,000      820,080
-------------------------------------------------------------
INDUSTRIAL SERVICES - 1.3%
Hays plc                                156,000    1,332,038
-------------------------------------------------------------
MANUFACTURING - 6.0%
BBA Group plc                           170,000    1,055,566
-------------------------------------------------------------
Brambles Industries Ltd.                 33,000      804,113
-------------------------------------------------------------
Mannesmann AG                            20,000    2,314,586
-------------------------------------------------------------
Smiths Industries plc                    91,000    1,270,393
-------------------------------------------------------------
Taiyo Yuden Co.                          60,000      708,874
                                                 ------------
                                                   6,153,532
-------------------------------------------------------------
CONSUMER CYCLICALS - 14.3%
-------------------------------------------------------------
AUTOS & HOUSING - 3.5%
Bridgestone Corp.                        22,000      498,278
-------------------------------------------------------------
Cie de Saint Gobain                       7,000      988,721
-------------------------------------------------------------
Suzuki Motor Corp.                       58,000      686,269
-------------------------------------------------------------
Valeo SA                                 18,000    1,419,117
                                                 ------------
                                                   3,592,385
-------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.3%
CDL Hotels International Ltd.         2,250,000      577,964
-------------------------------------------------------------
Nintendo Co. Ltd.                         8,400      812,185
                                                 ------------
                                                   1,390,149
-------------------------------------------------------------
MEDIA - 2.9%
Benpres Holdings Corp.(1)               960,000      155,480
-------------------------------------------------------------
VNU-Verenigde Nederlandse
Uitgeverbedrijven Verenigd Bezit         35,000    1,320,426
-------------------------------------------------------------
Wolters Kluwer NV                         7,000    1,498,721
                                                 ------------
                                                   2,974,627
-------------------------------------------------------------
RETAIL: GENERAL - 1.4%
Circle K Japan Co. Ltd.                  10,200      447,629
-------------------------------------------------------------
Ito-Yokado Co. Ltd.                      15,000    1,046,358
                                                 ------------
                                                   1,493,987
-------------------------------------------------------------
RETAIL: SPECIALTY - 5.2%
Boots Co. plc                            59,000      999,252
-------------------------------------------------------------
Hennes & Mauritz AB, B Shares            23,000    1,878,468
-------------------------------------------------------------
Kingfisher plc                           88,000      882,720
-------------------------------------------------------------
Koninklijke Ahold NV                     45,000    1,664,121
                                                 ------------
                                                   5,424,561

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
CONSUMER STAPLES - 13.0%
-------------------------------------------------------------
BEVERAGES - 1.0%
Scottish & Newcastle plc                 88,000  $   994,336
-------------------------------------------------------------
ENTERTAINMENT - 0.9%
Shaw Brothers (Hong Kong) Ltd.        2,200,000      951,333
-------------------------------------------------------------
FOOD - 6.1%
Groupe Danone                             6,000    1,718,580
-------------------------------------------------------------
Jeronimo Martins & Filho SA              20,000    1,094,145
-------------------------------------------------------------
Kerry Group plc, Cl. A                   75,000    1,023,195
-------------------------------------------------------------
Koninklijke Numico NV                    23,000    1,096,891
-------------------------------------------------------------
Nestle SA                                   650    1,414,483
                                                 ------------
                                                   6,347,294
-------------------------------------------------------------
FOOD & DRUG RETAILERS - 2.6%
Colruyt SA                                1,500    1,257,541
-------------------------------------------------------------
William Morrison Supermarkets plc       306,000    1,405,355
                                                 ------------
                                                   2,662,896
-------------------------------------------------------------
HOUSEHOLD GOODS - 2.4%
L'OREAL                                   2,400    1,735,766
-------------------------------------------------------------
Reckitt & Colman plc                     58,000      765,466
                                                 ------------
                                                   2,501,232
-------------------------------------------------------------
ENERGY - 2.4%
-------------------------------------------------------------
OIL - DOMESTIC - 1.1%
Total SA, B Shares                       11,157    1,130,479
-------------------------------------------------------------
OIL - INTERNATIONAL - 1.3%
Shell Transport & Trading Co. plc       227,000    1,385,028
-------------------------------------------------------------
FINANCIAL - 17.1%
-------------------------------------------------------------
BANKS - 7.4%
Banco Popular Espanol SA                 17,000    1,283,777
-------------------------------------------------------------
Banco Santander SA                          900       17,912
-------------------------------------------------------------
Bank Handlowy W Warszawie, GDR(2)        28,000      364,000
-------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank          14,600    1,155,359
-------------------------------------------------------------
Credito Italiano SpA                    250,000    1,485,088
-------------------------------------------------------------
Lloyds TSB Group plc                    133,000    1,885,396
-------------------------------------------------------------
Nordbanken Holding AB                   220,000    1,411,380
                                                 ------------
                                                   7,602,912
-------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.6%
Cattles plc                             110,000    1,153,554
-------------------------------------------------------------
ING Groep NV                             20,000    1,220,248
-------------------------------------------------------------
Lend Lease Corp. Ltd.                    45,000      606,878
-------------------------------------------------------------
Northern Rock plc                       133,000    1,265,751
-------------------------------------------------------------
Perlis Plantations Berhad(3)            175,000      143,684
-------------------------------------------------------------
Promise Co. Ltd.                          8,000      415,364
                                                 ------------
                                                   4,805,479

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
INSURANCE - 5.1%
AEGON NV                                 13,000  $ 1,597,406
-------------------------------------------------------------
Assicurazioni Generali SpA               30,000    1,255,388
-------------------------------------------------------------
AXA SA                                   10,000    1,450,052
-------------------------------------------------------------
Irish Life plc                          100,000      942,309
                                                 ------------
                                                   5,245,155
-------------------------------------------------------------
HEALTHCARE - 14.2%
-------------------------------------------------------------
HEALTHCARE/DRUGS - 9.9%
Fresenius AG, Preference                  7,000    1,471,008
-------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)              17,000      726,750
-------------------------------------------------------------
Novartis AG                                 550    1,080,786
-------------------------------------------------------------
Novartis AG, Bearer Shares                  300      589,520
-------------------------------------------------------------
Novo-Nordisk AS, B Shares                10,000    1,319,853
-------------------------------------------------------------
Sanofi SA                                10,000    1,646,973
-------------------------------------------------------------
Schering AG                               8,000    1,006,289
-------------------------------------------------------------
Takeda Chemical Industries Ltd.          25,000      960,265
-------------------------------------------------------------
Zeneca Group plc                         33,000    1,431,866
                                                 ------------
                                                  10,233,310
-------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
4.3%
Luxottica Group SpA, Sponsored ADR       75,000      900,000
-------------------------------------------------------------
Olympus Optical Co. Ltd.                 79,000      906,146
-------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)             30,000      498,000
-------------------------------------------------------------
SmithKline Beecham plc                  106,000    1,476,284
-------------------------------------------------------------
Terumo Corp.                             28,000      657,660
                                                 ------------
                                                   4,438,090
-------------------------------------------------------------
TECHNOLOGY - 8.8%
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.9%
SAP AG, Preference                        2,000      960,058
-------------------------------------------------------------
ELECTRONICS - 7.9%
Bowthorpe plc                           165,000      949,288
-------------------------------------------------------------
Electrocomponents plc                   161,000    1,075,761
-------------------------------------------------------------
Getronics NV                             30,000    1,486,678
-------------------------------------------------------------
Hoshiden Corp.                           65,000    1,131,832
-------------------------------------------------------------
Sony Corp.                               13,000      944,724
-------------------------------------------------------------
TDK Corp.                                 9,000      820,927
-------------------------------------------------------------
VTech Holdings Ltd.                     400,000    1,745,186
                                                 ------------
                                                   8,154,396
-------------------------------------------------------------
TELECOMMUNICATIONS - 13.0%
-------------------------------------------------------------
TELEPHONE UTILITIES - 5.8%
Cable & Wireless Communications
plc(1)                                  130,000    1,184,393
-------------------------------------------------------------
Tele Danmark AS, B Shares                16,000    2,159,531
-------------------------------------------------------------
Telecom Italia Mobile SpA               180,000    1,331,803
-------------------------------------------------------------
Telefonica de Espana                     30,000    1,336,003
                                                 ------------
                                                   6,011,730

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
-------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
7.2%
Ericsson LM, B Shares                    35,000  $   833,381
-------------------------------------------------------------
Matsushita Communication Industrial
Co.                                      16,000      753,024
-------------------------------------------------------------
Nippon Telegraph & Telephone Corp.           88      677,581
-------------------------------------------------------------
Nokia Oyj, A Shares                       8,000      979,601
-------------------------------------------------------------
NTT Mobile Communications Network,
Inc.                                         23      944,371
-------------------------------------------------------------
Telecom Italia SpA                      150,000    1,282,679
-------------------------------------------------------------
Vodafone Group plc                      122,000    1,970,169
                                                 ------------
                                                   7,440,806
-------------------------------------------------------------
TRANSPORTATION - 1.3%
-------------------------------------------------------------
AIR TRANSPORTATION - 1.3%
BAA plc                                 115,000    1,330,877
-------------------------------------------------------------
UTILITIES - 4.1%
-------------------------------------------------------------
ELECTRIC UTILITIES - 3.2%
Endesa SA                                35,000      928,780
-------------------------------------------------------------
United Utilities plc                     86,000    1,191,323
-------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)            4,500    1,168,097
                                                 ------------
                                                   3,288,200
-------------------------------------------------------------
GAS UTILITIES - 0.9%
RWE AG, Preference                       25,000      908,122
                                                 ------------
Total Common Stocks (Cost
$74,409,375)                                     100,277,728

                                     UNITS
-------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
-------------------------------------------------------------
Telefonica de Espana Rts., Exp.
1/99 (Cost $0)                           30,000       26,678

                                     PRINCIPAL
                                     AMOUNT
-------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.7%
-------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98, to be repurchased
at $2,801,478 on 1/4/99,
collateralized by U.S. Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $2,857,131 (Cost
$2,800,000)                          $2,800,000    2,800,000
-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$77,209,375)                               99.7% 103,104,406
-------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             0.3      299,342
                                     ----------  ------------
NET ASSETS                                100.0% $103,403,748
                                     ----------  ------------
                                     ----------  ------------

1. Non-income producing security.

2. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,588,750 or 1.54% of the Fund's net assets as of December 31, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

Distribution of investments by a country of issue, as a percentage of total investments at value, is as follows:


COUNTRY                              MARKET VALUE  PERCENT
---------------------------------------------------------
Great Britain                        $ 25,004,817   24.2%
---------------------------------------------------------
Japan                                  13,936,203   13.4
---------------------------------------------------------
France                                 11,257,784   10.9
---------------------------------------------------------
The Netherlands                         9,884,492    9.6
---------------------------------------------------------
Germany                                 7,815,422    7.6
---------------------------------------------------------
Italy                                   6,254,958    6.1
---------------------------------------------------------
Sweden                                  4,123,229    4.0
---------------------------------------------------------
Spain                                   3,593,149    3.5
---------------------------------------------------------
Denmark                                 3,479,383    3.4
---------------------------------------------------------
Hong Kong                               3,274,483    3.2
---------------------------------------------------------
Switzerland                             3,084,790    3.0
---------------------------------------------------------
United States                           2,800,000    2.7
---------------------------------------------------------
Ireland                                 1,965,504    1.9
---------------------------------------------------------
Australia                               1,410,991    1.4
---------------------------------------------------------
Belgium                                 1,257,541    1.2
---------------------------------------------------------
Portugal                                1,094,145    1.1
---------------------------------------------------------
Finland                                   979,601    0.9
---------------------------------------------------------
Hungary                                   726,750    0.7
---------------------------------------------------------
Croatia                                   498,000    0.5
---------------------------------------------------------
Poland                                    364,000    0.4
---------------------------------------------------------
Philippines                               155,480    0.2
---------------------------------------------------------
Malaysia                                  143,684    0.1
                                     ------------  ------
Total                                $103,104,406  100.0%
                                     ------------  ------
                                     ------------  ------

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.7%
---------------------------------------------------------------
Arcadia Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1998-B, Cl. A3, 5.95%, 11/15/02      $   250,000   $   251,172
---------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%,
8/25/05                                  125,000       127,695
---------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(1)                    175,000       175,820
---------------------------------------------------------------
Olympic Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1997-A, Cl. A-5, 6.80%, 2/15/05          200,000       203,000
                                                   ------------
Total Asset-Backed Securities (Cost
$750,722)                                              757,687
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 5.3%
---------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09             250,000       248,357
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                              300,000       306,843
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                               175,841       176,970
Series 1843, Cl. VB, 7%, 4/15/03          95,000        97,019
Series 1849, Cl. VA, 6%, 12/15/10        182,480       184,077
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 1542, Cl. QC, 7.50-25.82%,
10/15/20(2)                              900,000       118,125
Series 1583, Cl. IC, 7.03%,
1/15/20(2)                               433,807        42,567
Series 1661, Cl. PK, 6.61-7.47%,
11/15/06(2)                              745,601        47,998
---------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                              132,420       132,839
6.50%, 4/1/26                            162,143       163,305
7%, 4/1/00                                58,390        58,335
---------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                  142,928       142,660
---------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09      174,024       166,248
---------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed
Home Equity Securities, Series
1998-3, Cl. A5, 6.36%, 8/20/22(3)        425,000       425,266
                                                   ------------
Total Mortgage-Backed Obligations
(Cost $2,288,437)                                    2,310,609
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 27.4%
---------------------------------------------------------------
AGENCY - 2.0%
---------------------------------------------------------------
GOVERNMENT AGENCY-SPONSORED - 2.0%
Federal Farm Credit Bank,
Medium-Term Nts., 5.24%, 10/1/08         225,000       223,957
---------------------------------------------------------------
Federal Home Loan Bank, 5.57%,
8/17/00                                  650,000       655,791
                                                   ------------
                                                       879,748
---------------------------------------------------------------
TREASURY - 25.4%
---------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                            1,025,000     1,118,852

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
TREASURY (CONTINUED)
U.S. Treasury Bonds: (Continued)

7.50%, 11/15/16                      $ 1,465,000   $ 1,822,094
STRIPS, 5.62%, 11/15/18(4)               900,000       299,910
---------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                          550,000       580,250
5.75%, 8/15/03                         1,500,000     1,566,094
6.125%, 8/15/07                          450,000       491,906
6.50%, 8/15/05                         1,375,000     1,511,212
6.75%, 6/30/99                           565,000       571,180
7.50%, 11/15/01                        2,925,000     3,144,375
                                                   ------------
Total U.S. Government Obligations
(Cost $11,531,867)                                  11,985,621
---------------------------------------------------------------
CORPORATE BONDS AND NOTES - 33.5%
---------------------------------------------------------------
CHEMICALS - 0.8%
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07              50,000        40,250
---------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20             75,000       102,087
---------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                    75,000        95,939
---------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04(1)                          75,000        80,625
---------------------------------------------------------------
Texas Petrochemicals Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06           50,000        49,500
                                                   ------------
                                                       368,401
---------------------------------------------------------------
CONSUMER DURABLES - 0.4%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                 155,000       157,650
---------------------------------------------------------------
CONSUMER NON-DURABLES - 0.4%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                    75,000        83,368
---------------------------------------------------------------
Revlon Consumer Products Corp.,
8.625% Sr. Unsec. Sub. Nts., 2/1/08       50,000        45,750
---------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06              50,000        53,000
                                                   ------------
                                                       182,118
---------------------------------------------------------------
ENERGY - 2.2%
Abraxas Petroleum Corp./CDN Abraxas
Petroleum Ltd., 11.50% Sr. Unsec.
Nts., Series D, 11/1/04                   50,000        38,000
---------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                  95,000       101,825
8.75% Sr. Nts., 5/15/99                   50,000        50,524
---------------------------------------------------------------
Crown Central Petroleum Corp.,
10.875% Sr. Nts., 2/1/05                  50,000        48,250
---------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                   50,000        37,250
---------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                  125,000       113,047
9% Debs., 8/15/99                         75,000        75,375
---------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                      75,000        81,101
---------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                            100,000       101,139
---------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                             75,000        79,910
---------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                             50,000        35,250
---------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Nts., Series B, 10/15/04              50,000        20,250
---------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19       75,000        75,815

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
ENERGY (CONTINUED)

Transamerican Energy Corp., 11.50%
Sr. Nts., Series B, 6/15/02(1)       $    25,000   $     8,125
---------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                    75,000        77,174
                                                   ------------
                                                       943,035
---------------------------------------------------------------
FINANCIAL - 6.4%
Aetna Industries, Inc., 11.875% Sr.
Nts., 10/1/06(1)                          50,000        52,750
---------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(5)                                75,000        86,572
---------------------------------------------------------------
BankAmerica Corp. (New), 8.50%
Exchangeable Sub. Capital Nts.,
3/1/99 (exchangeable for common,
perpetual preferred stock or other
capital securities)                       55,000        55,210
---------------------------------------------------------------
Capital One Bank, Inc., 6.375% Sr.
Nts., 2/15/03                            200,000       192,523
---------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                             90,000        88,582
---------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Unsec. Nts., 1/26/01               310,000       308,017
---------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                            150,000       143,896
---------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01       250,000       239,764
---------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Medium-Term Nts., Series D, 3/1/01       250,000       251,039
---------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                 145,000       159,017
---------------------------------------------------------------
General Electric Capital Corp.,
5.77% Nts., Series A, 8/27/01            225,000       227,508
---------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                     250,000       250,892
---------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts.,
8/1/01(5)                                225,000       221,895
---------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                            125,000       126,659
---------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(1)(6)             50,000        37,750
---------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625%
Nts., 6/15/03                            250,000       247,422
---------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                      125,000       128,008
                                                   ------------
                                                     2,817,504
---------------------------------------------------------------
FOOD & DRUG - 0.5%
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                   50,000        51,500
---------------------------------------------------------------
Tricon Global Restaurants, Inc.,
7.45% Sr. Unsec. Nts., 5/15/05           150,000       154,801
                                                   ------------
                                                       206,301
---------------------------------------------------------------
FOOD/TOBACCO - 1.1%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                 50,000        46,500
---------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                            150,000       151,459
---------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr.
Sub. Nts., 1/15/08                        50,000        47,500
---------------------------------------------------------------
Grand Metro Inventory Corp., 7.125%
Nts., 9/15/04                            225,000       241,814
                                                   ------------
                                                       487,273
---------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.5%
Malette, Inc., 12.25% Sr. Sec.
Nts., 7/15/04(1)                          50,000        54,250
---------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(1)                          75,000        76,875
---------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                              75,000        76,312
                                                   ------------
                                                       207,437

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
GAMING/LEISURE - 2.8%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(1)           $    50,000   $    52,250
---------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., Series B, 8/1/04               50,000        45,750
---------------------------------------------------------------
Bally Total Fitness Holding Corp.,
9.875% Sr. Sub. Nts., Series B,
10/15/07                                  50,000        49,250
---------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                              75,000        83,437
---------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                   75,000        85,125
---------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Sec. Nts., 6/1/03(1)         50,000        53,750
---------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                   150,000       151,244
---------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr.
Nts., Series A, 8/1/05                    50,000        49,000
---------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd.
Sr. Sec. Nts., 11/1/03                    50,000        53,250
---------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                        50,000        51,875
---------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Unsec.
Nts., 8/15/08(5)                          50,000        51,500
---------------------------------------------------------------
Lady Luck Gaming Corp., 11.875%
First Mtg. Nts., 3/1/01(1)                50,000        50,750
---------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                  75,000        90,375
---------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 12/15/05(5)         50,000        50,312
---------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                 50,000        53,875
---------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                         75,000        76,875
---------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                    75,000        82,125
---------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd.
First Mtg. Nts., 12/15/00                 50,000        46,000
---------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr.
Sub. Nts., 4/15/07                        50,000        52,500
                                                   ------------
                                                     1,229,243
---------------------------------------------------------------
HEALTHCARE - 1.1%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                     145,000       143,963
---------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                     50,000        55,750
---------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(5)                         50,000        50,750
---------------------------------------------------------------
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., Series A,
1/15/08                                   50,000        47,000
---------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr.
Unsec. Sub. Nts., Series B, 11/1/07       75,000        72,188
---------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06(1)          50,000        45,250
---------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                             50,000        52,625
                                                   ------------
                                                       467,526
---------------------------------------------------------------
HOUSING - 0.7%
Ainsworth Lumber, Inc., 12.50% Sr.
Nts., 7/15/07(7)                          50,000        50,000
---------------------------------------------------------------
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99                140,000       140,700
---------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                  125,000       126,056
                                                   ------------
                                                       316,756
---------------------------------------------------------------
MANUFACTURING - 1.4%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07(1)             50,000        51,250
---------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07               50,000        49,250
---------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds,
5/15/01                                  250,000       248,341

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
MANUFACTURING (CONTINUED)

U.S. Industries, Inc., 7.125% Sr.
Nts., 10/15/03(5)                    $   275,000   $   275,336
                                                   ------------
                                                       624,177
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING -
0.7%
Allbritton Communications Co.,
8.875% Sr. Sub. Nts., Series B,
2/1/08                                    50,000        50,750
---------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07                         25,000        25,625
---------------------------------------------------------------
Interepublic National Radio Sales
Corp., 10% Sr. Unsec. Sub. Nts.,
7/1/08(1)                                 75,000        77,625
---------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                    75,000        79,875
---------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                     50,000        53,250
                                                   ------------
                                                       287,125
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO - 1.2%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                   50,000        56,250
---------------------------------------------------------------
Century Communications Corp., Zero
Coupon Sr. Disc. Nts., Series B,
8.51%, 1/15/08(4)                         50,000        25,250
---------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                           75,000        80,250
---------------------------------------------------------------
Diva Systems Corp., Units (each
unit consists of $1,000 principal
amount of 0%/12.625% sr. disc.
nts., 3/1/08 and three warrants to
purchase three shares of common
stock)(5)(6)(8)                          100,000        41,500
---------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(8)                                 25,000        25,750
---------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., Series B,
4/15/10(8)                               150,000       103,500
---------------------------------------------------------------
James Cable Partners LP, 10.75% Sr.
Nts., Series B, 8/15/04                   50,000        52,250
---------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(8)                      50,000        50,625
---------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07            50,000        16,750
---------------------------------------------------------------
United International Holdings,
Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(8)                     100,000        54,500
                                                   ------------
                                                       506,625
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA - 0.4%
Big Flower Press Holdings, Inc.,
8.625% Sr. Sub. Nts., 12/1/08(5)          50,000        50,750
---------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                   50,000        53,000
---------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                    50,000        51,250
                                                   ------------
                                                       155,000
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-3.3%
Advanstar Communications, Inc.,
9.25% Sr. Sub. Nts., 5/1/08              100,000       101,000
---------------------------------------------------------------
AT&T Capital Corp., 6.25%
Medium-Term Nts., Series F, 5/15/01      225,000       222,137
---------------------------------------------------------------
Coaxial Communications, Inc., 10%
Sr. Unsec. Nts., 8/15/06(1)               50,000        51,875
---------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(8)                               75,000        63,750
---------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(8)                                50,000        35,500
---------------------------------------------------------------
e.spire Communications, Inc.,
0%/13% Sr. Disc. Nts., 11/1/05(8)         50,000        37,750
---------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08                          50,000        50,250
---------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts.,
5/1/05                                    50,000        41,250
---------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(8)                   50,000        36,125
---------------------------------------------------------------
Hermes Europe Railtel BV, 10.375%
Sr. Nts., 1/15/09(5)(9)                   50,000        50,750

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
(CONTINUED)

ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(8)               $    75,000   $    48,750
---------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(8)                      100,000        82,500
---------------------------------------------------------------
IXC Communications, Inc., 9% Sr.
Sub. Nts., 4/15/08                        50,000        50,375
---------------------------------------------------------------
Level 3 Communications, Inc.,
9.125% Sr. Unsec. Nts., 5/1/08            50,000        49,625
---------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Nts.,
11/1/08(5)                                50,000        52,625
---------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(8)                               50,000        38,875
---------------------------------------------------------------
RSL Communications plc, 9.125% Sr.
Unsec. Nts., 3/1/08                       50,000        46,250
---------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, Series B, 6/30/07           50,000        47,750
---------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(8)        50,000        42,000
9.625% Sr. Debs., 10/1/06                 50,000        51,750
---------------------------------------------------------------
US West Capital Funding, Inc.,
6.125% Nts., 7/15/02                     225,000       230,277
                                                   ------------
                                                     1,431,164
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS - 1.1%
Comcast Cellular Communications,
Inc., 9.50% Sr. Nts., 5/1/07              50,000        53,250
---------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., Series C/EN,
7/15/05                                   50,000        43,250
---------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(8)                                 50,000        37,375
---------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(8)       50,000        48,750
---------------------------------------------------------------
Optel, Inc., 11.50% Sr. Unsec.
Nts., 7/1/08                              75,000        73,500
---------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(7)                                50,000        47,500
---------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08              50,000        50,375
---------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                   50,000        58,000
---------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                         50,000        53,250
---------------------------------------------------------------
Winstar Communications, Inc.,
0%/14% Sr. Disc. Nts., 10/15/05(8)        50,000        35,750
                                                   ------------
                                                       501,000
---------------------------------------------------------------
METALS/MINERALS - 0.6%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                  175,000       187,044
---------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                        50,000        38,250
---------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                   50,000        16,000
---------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                         25,000        24,938
                                                   ------------
                                                       266,232
---------------------------------------------------------------
RETAIL - 1.0%
Federated Department Stores, Inc.,
6.125% Cv. Sub. Nts., 9/1/01(3)          225,000       227,634
---------------------------------------------------------------
K Mart Corp., 7.75% Debs., 10/1/12        50,000        51,517
---------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                            50,000        52,625
---------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                            100,000       107,651
                                                   ------------
                                                       439,427
---------------------------------------------------------------
SERVICE - 3.2%
Advance Holding Corp., 0%/12.875%
Sr. Disc. Nts., 4/15/09(8)               100,000        58,500
---------------------------------------------------------------
Advance Stores Co., Inc., 10.25%
Sr. Unsec. Sub. Nts., Series B,
4/15/08                                   50,000        50,750

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
SERVICE (CONTINUED)

Applied Extrusion Technologies,
Inc., 11.50% Sr. Nts., Series B,
4/1/02(1)                            $    50,000   $    52,375
---------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Unsec. Nts., Series B, 10/15/04(1)        50,000        37,750
---------------------------------------------------------------
Fisher Scientific International,
Inc., 9% Sr. Sub. Nts., 2/1/08(5)         50,000        50,250
---------------------------------------------------------------
Grove Holdings LLC/Grove Holdings
Capital, Inc., 0%/11.625% Sr.
Unsec. Disc. Debs., 5/1/09(8)            100,000        42,500
---------------------------------------------------------------
Jordan Telecommunication Products,
Inc., 9.875% Sr. Nts., Series B,
8/1/07                                    50,000        49,750
---------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07(1)                  50,000        50,000
---------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                        50,000        52,750
---------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., Series B, 10/15/07(1)          50,000        49,750
---------------------------------------------------------------
Mrs. Fields Holding Co., Units
(each unit consists of $1,000
principal amount of 0%/14% sr. sec.
disc. nts., 12/1/05 and warrants to
purchase shares of common
stock)(1)(6)(8)                          100,000        57,500
---------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr.
Unsec. Sub. Nts., Series B, 7/1/08        75,000        70,125
---------------------------------------------------------------
Production Resource Group, LLC/PRG
Finance Corp., 11.50% Sr. Unsec.
Sub. Nts., 1/15/08(1)                     50,000        49,250
---------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Nts.,
1/20/07(5)                               225,000       217,617
---------------------------------------------------------------
Simonds Industries, Inc., 10.25%
Sr. Sub. Nts., 7/1/08(1)                  75,000        76,875
---------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                  75,000        79,153
---------------------------------------------------------------
Thermadyne Holdings Corp.,
0%/12.50% Sr. Disc. Debs.,
6/1/08(1)(8)                             100,000        48,000
---------------------------------------------------------------
Tyco International Group SA, 6.125%
Unsec. Nts., 6/15/01                     250,000       252,662
---------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Sr. Nts., Series B, 12/1/06               70,000        69,364
                                                   ------------
                                                     1,414,921
---------------------------------------------------------------
TRANSPORTATION - 1.5%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07          50,000        43,250
---------------------------------------------------------------
Canadian Airlines Corp., 12.25% Sr.
Nts., 8/1/06                              50,000        34,250
---------------------------------------------------------------
CSX Corp., 7.05% Debs., 5/1/02            85,000        88,813
---------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                   150,000       151,949
---------------------------------------------------------------
Golden Ocean Group Ltd., 10% Sr.
Unsec. Nts., 8/31/01                      50,000        15,000
---------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                   75,000        82,769
---------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07             50,000        52,000
---------------------------------------------------------------
Trans World Airlines, Inc., 11.375%
Unsec. Nts., 3/1/06                       50,000        31,750
---------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                  145,000       147,787
                                                   ------------
                                                       647,568
---------------------------------------------------------------
UTILITY - 2.2%
AES Corp., 8.50% Sr. Sub. Nts.,
11/1/07                                   50,000        50,875
---------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125%
Sr. Unsec. Nts., Series C, 7/1/01        225,000       229,621
---------------------------------------------------------------
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                 240,000       243,752
---------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07                                   50,000        47,000
---------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                            100,000       106,743

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
---------------------------------------------------------------
UTILITY (CONTINUED)

Williams Cos., Inc., 6.20% Nts.,
8/1/02                               $   275,000   $   275,905
                                                   ------------
                                                       953,896
                                                   ------------
Total Corporate Bonds and Notes
(Cost $14,804,606)                                  14,610,379

                                     SHARES
---------------------------------------------------------------
PREFERRED STOCKS - 0.3%
---------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                                1,100        63,250
---------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred
Stock, Series D(1)                           500        52,250
---------------------------------------------------------------
TCR Holding Corp.:
Series B(10)                                  44             3
Series C(10)                                  24             1
Series D(10)                                  64             4
Series E(10)                                 132             8
                                                   ------------
Total Preferred Stocks (Cost
$155,341)                                              115,516
---------------------------------------------------------------
COMMON STOCKS - 19.9%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
General Dynamics Corp.                     6,500       381,062
---------------------------------------------------------------
Lockheed Martin Corp.                      1,000        84,750
                                                   ------------
                                                       465,812
---------------------------------------------------------------
CHEMICALS - 0.6%
Dexter Corp.                               3,900       122,606
---------------------------------------------------------------
Ethyl Corp.                               12,200        70,912
---------------------------------------------------------------
IMC Global, Inc.                           2,834        60,577
                                                   ------------
                                                       254,095
---------------------------------------------------------------
CONSUMER NON-DURABLES - 0.6%
Eastman Kodak Co.                          3,700       266,400
---------------------------------------------------------------
ENERGY - 2.1%
Amoco Corp.                                2,600       156,975
---------------------------------------------------------------
Atlantic Richfield Co.                     2,500       163,125
---------------------------------------------------------------
Chevron Corp.                              2,500       207,344
---------------------------------------------------------------
Exxon Corp.                                4,200       307,125
---------------------------------------------------------------
Occidental Petroleum Corp.                 4,700        79,312
                                                   ------------
                                                       913,881
---------------------------------------------------------------
FINANCIAL - 4.5%
American General Corp.                     3,000       234,000
---------------------------------------------------------------
Bank One Corp.                             3,700       188,931
---------------------------------------------------------------
BankBoston Corp.                           3,600       140,175
---------------------------------------------------------------
Camden Property Trust                      4,800       124,800
---------------------------------------------------------------
Citigroup, Inc.                            3,700       183,150
---------------------------------------------------------------
Cornerstone Properties, Inc.               8,400       131,250

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
FINANCIAL (CONTINUED)

First Union Corp.                          2,900   $   176,356
---------------------------------------------------------------
Healthcare Realty Trust, Inc.              4,684       104,512
---------------------------------------------------------------
HRPT Properties Trust                      6,400        90,000
---------------------------------------------------------------
HSB Group, Inc.                            3,750       153,984
---------------------------------------------------------------
Jefferson-Pilot Corp.                      1,500       112,500
---------------------------------------------------------------
Meditrust Corp., Paired Stock              3,724        56,325
---------------------------------------------------------------
Tower Realty Trust, Inc.                   5,000       100,625
---------------------------------------------------------------
Transamerica Corp.                         1,600       184,800
                                                   ------------
                                                     1,981,408
---------------------------------------------------------------
FOOD & DRUG - 0.2%
Piccadilly Cafeterias, Inc.                7,000        73,500
---------------------------------------------------------------
FOOD/TOBACCO - 0.6%
Anheuser-Busch Cos., Inc.                  1,400        91,875
---------------------------------------------------------------
General Mills, Inc.                        2,300       178,825
                                                   ------------
                                                       270,700
---------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.1%
Unisource Worldwide, Inc.                  6,800        49,300
---------------------------------------------------------------
HEALTHCARE - 0.8%
Bard (C.R.), Inc.                          7,300       361,350
---------------------------------------------------------------
HOUSING - 0.1%
Fleetwood Enterprises, Inc.                1,000        34,750
---------------------------------------------------------------
MANUFACTURING - 0.9%
New England Business Service, Inc.         4,700       183,888
---------------------------------------------------------------
PACCAR, Inc.                               3,800       156,275
---------------------------------------------------------------
ROHN Industries, Inc.(10)                 12,000        41,250
                                                   ------------
                                                       381,413
---------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-1.3%
ALLTELL Corp.                              4,000       239,250
---------------------------------------------------------------
AT&T Corp.                                 4,200       316,050
                                                   ------------
                                                       555,300
---------------------------------------------------------------
METALS/MINERALS - 0.2%
Carpenter Technology Corp.                 3,100       105,206
---------------------------------------------------------------
RETAIL - 0.3%
Brown Group, Inc.                          6,400       112,400
---------------------------------------------------------------
TRANSPORTATION - 0.7%
GATX Corp.                                 8,200       310,575
---------------------------------------------------------------
UTILITY - 5.8%
Bell Atlantic Corp.                        5,832       331,331
---------------------------------------------------------------
Duke Energy Corp.                          5,186       332,228
---------------------------------------------------------------
El Paso Energy Corp.                      10,000       348,125
---------------------------------------------------------------
FPL Group, Inc.                            3,500       215,688

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
UTILITY (CONTINUED)

Houston Industries, Inc.                   3,400   $   109,225
---------------------------------------------------------------
Kansas City Power & Light Co.              5,000       148,125
---------------------------------------------------------------
MCN Energy Group, Inc.                     3,800        72,438
---------------------------------------------------------------
Montana Power Co.                          3,400       192,313
---------------------------------------------------------------
National Fuel Gas Co.                      3,700       167,194
---------------------------------------------------------------
Questar Corp.                              7,000       135,625
---------------------------------------------------------------
U S West, Inc.                             5,600       361,900
---------------------------------------------------------------
Western Resources, Inc.                    3,900       129,675
                                                   ------------
                                                     2,543,867
                                                   ------------
Total Common Stocks (Cost
$7,537,675)                                          8,679,957

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
---------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(1)                           200         3,625
---------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(1)                                 258        12,319
                                                   ------------
Total Rights, Warrants and
Certificates (Cost $2,825)                              15,944

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.8%
---------------------------------------------------------------
Repurchase agreement with
PaineWebber, Inc., 4.85%, dated
12/31/98, to be repurchased at
$4,708,536 on 1/4/99,
collateralized by U.S. Treasury
Nts., 7.75%, 11/30/99, with a value
of $4,808,558 (Cost $4,706,000)      $ 4,706,000     4,706,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$41,777,473)                                98.9%   43,181,713
---------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES              1.1       497,368
                                     -----------   ------------
NET ASSETS                                 100.0%  $43,679,081
                                     -----------   ------------
                                     -----------   ------------

1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Represents the current interest rate for a variable rate security.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,199,857 or 2.75% of the Fund's net assets as of December 31, 1998.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

7. Interest or dividend is paid in kind.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. When-issued security to be delivered and settled after December 31, 1998.

10. Non-income producing security.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
COMMON STOCKS - 54.2%
----------------------------------------------------------------
BASIC MATERIALS - 0.6%
----------------------------------------------------------------
CHEMICALS - 0.4%
Dexter Corp.                                4,700   $   147,756
----------------------------------------------------------------
Ethyl Corp.                                14,400        83,700
----------------------------------------------------------------
Fuji Photo Film Co.                         2,000        74,172
----------------------------------------------------------------
IMC Global, Inc.                            2,834        60,577
                                                    ------------
                                                        366,205
----------------------------------------------------------------
METALS - 0.1%
Carpenter Technology Corp.                  3,600       122,175
----------------------------------------------------------------
PAPER - 0.1%
Unisource Worldwide, Inc.                   7,900        57,275
----------------------------------------------------------------
CAPITAL GOODS - 6.0%
----------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
General Dynamics Corp.                     10,000       586,250
----------------------------------------------------------------
Kellstrom Industries, Inc.(1)               2,700        77,625
----------------------------------------------------------------
Lockheed Martin Corp.                       2,100       177,975
                                                    ------------
                                                        841,850
----------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.1%
Toshiba Corp.                              15,000        89,139
----------------------------------------------------------------
INDUSTRIAL SERVICES - 2.6%
Casella Waste Systems, Inc., Cl.
A(1)                                        2,700       100,237
----------------------------------------------------------------
Hays plc                                   20,000       170,774
----------------------------------------------------------------
International Network Services(1)           3,600       239,400
----------------------------------------------------------------
Kendle International, Inc.(1)               3,300        77,137
----------------------------------------------------------------
Knoll, Inc.(1)                                900        26,662
----------------------------------------------------------------
Manhattan Associates, Inc.(1)               2,600        70,850
----------------------------------------------------------------
Metamor Worldwide, Inc.(1)                  4,250       106,250
----------------------------------------------------------------
Metzler Group, Inc.(1)                      3,100       150,931
----------------------------------------------------------------
NCO Group, Inc.(1)                          2,300       103,500
----------------------------------------------------------------
New England Business Service, Inc.          5,300       207,362
----------------------------------------------------------------
Rental Service Corp.(1)                     3,700        58,044
----------------------------------------------------------------
SM&A Corp.(1)                               1,200        22,800
----------------------------------------------------------------
Tetra Tech, Inc.(1)                         9,947       269,191
----------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A(1)                              5,800       290,000
----------------------------------------------------------------
United Rentals, Inc.(1)                     2,500        82,812
----------------------------------------------------------------
Viad Corp.                                  4,700       142,762
----------------------------------------------------------------
Whittman-Hart, Inc.(1)                      4,400       121,550
                                                    ------------
                                                      2,240,262

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
MANUFACTURING - 2.3%
BBA Group plc                              21,000   $   130,393
----------------------------------------------------------------
Brambles Industries Ltd.                    5,000       121,835
----------------------------------------------------------------
Herman Miller, Inc.                         2,100        56,437
----------------------------------------------------------------
Ingersoll-Rand Co.                          3,600       168,975
----------------------------------------------------------------
Mannesmann AG                               1,950       225,672
----------------------------------------------------------------
Mettler-Toledo International,
Inc.(1)                                     3,500        98,219
----------------------------------------------------------------
PACCAR, Inc.                                6,600       271,425
----------------------------------------------------------------
ROHN Industries, Inc.(1)                   12,000        41,250
----------------------------------------------------------------
Smiths Industries plc                      11,000       153,564
----------------------------------------------------------------
Taiyo Yuden Co.                             8,000        94,517
----------------------------------------------------------------
Textron, Inc.                               4,300       326,531
----------------------------------------------------------------
United Technologies Corp.                   2,600       282,750
                                                    ------------
                                                      1,971,568
----------------------------------------------------------------
CONSUMER CYCLICALS - 5.9%
----------------------------------------------------------------
AUTOS & HOUSING - 2.1%
Bridgestone Corp.                           5,000       113,245
----------------------------------------------------------------
Cie de Saint Gobain                         1,000       141,246
----------------------------------------------------------------
Federal-Mogul Corp.                         4,800       285,600
----------------------------------------------------------------
Fleetwood Enterprises, Inc.                 2,500        86,875
----------------------------------------------------------------
Kaufman & Broad Home Corp.                  1,300        37,375
----------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                   4,200       165,637
----------------------------------------------------------------
Maytag Corp.                                4,400       273,900
----------------------------------------------------------------
Overseas Union Enterprise Ltd.             35,000        69,578
----------------------------------------------------------------
Owens Corning                               3,100       109,856
----------------------------------------------------------------
Sonic Automotive, Inc.(1)                   2,400        82,650
----------------------------------------------------------------
Suzuki Motor Corp.                          4,000        47,329
----------------------------------------------------------------
USG Corp.                                   2,600       132,437
----------------------------------------------------------------
Valeo SA                                    2,500       197,100
----------------------------------------------------------------
Whirlpool Corp.                               900        49,837
                                                    ------------
                                                      1,792,665
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.5%
CDL Hotels International Ltd.             270,000        69,356
----------------------------------------------------------------
Coach USA, Inc.(1)                          3,500       121,406
----------------------------------------------------------------
Hasbro, Inc.                                1,300        46,962
----------------------------------------------------------------
Nintendo Co. Ltd.                           1,000        96,689
----------------------------------------------------------------
Pegasus Systems, Inc.(1)                    2,800       100,800
                                                    ------------
                                                        435,213
----------------------------------------------------------------
MEDIA - 0.5%
Benpres Holdings Corp.(1)                 120,000        19,435
----------------------------------------------------------------
Citadel Communications Corp.(1)             2,800        72,450

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
MEDIA (CONTINUED)

VNU-Verenigde Nederlandse
Uitgeverbedrijven Verenigd Bezit            5,000   $   188,632
----------------------------------------------------------------
Wolters Kluwer NV                             750       160,577
                                                    ------------
                                                        441,094
----------------------------------------------------------------
RETAIL: GENERAL - 0.7%
Circle K Japan Co. Ltd.                     1,300        57,051
----------------------------------------------------------------
Dayton Hudson Corp.                         2,500       135,625
----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                     1,000        43,562
----------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)           1,100        15,194
----------------------------------------------------------------
Gucci Group NV                              1,200        58,350
----------------------------------------------------------------
Ito-Yokado Co. Ltd.                         2,000       139,514
----------------------------------------------------------------
K Mart Corp.(1)                             3,000        45,937
----------------------------------------------------------------
Nordstrom, Inc.                             1,600        55,500
----------------------------------------------------------------
Shaw Industries, Inc.                       2,200        53,350
                                                    ------------
                                                        604,083
----------------------------------------------------------------
RETAIL: SPECIALTY - 2.1%
Ann Taylor Stores Corp.(1)                  3,400       134,087
----------------------------------------------------------------
Boots Co. plc                               9,000       152,428
----------------------------------------------------------------
Brown Group, Inc.                           7,900       138,744
----------------------------------------------------------------
Children's Place Retail Stores,
Inc.(1)                                     2,500        62,812
----------------------------------------------------------------
Guitar Center, Inc.(1)                      4,200       103,425
----------------------------------------------------------------
Hennes & Mauritz AB, B Shares               3,000       245,018
----------------------------------------------------------------
Insight Enterprises, Inc.(1)                5,875       298,891
----------------------------------------------------------------
Kingfisher plc                             14,000       140,433
----------------------------------------------------------------
Koninklijke Ahold NV                        6,000       221,883
----------------------------------------------------------------
Payless ShoeSource, Inc.(1)                 1,100        52,112
----------------------------------------------------------------
Restoration Hardware, Inc.(1)               5,200       139,750
----------------------------------------------------------------
School Specialty, Inc.(1)                   4,100        87,637
                                                    ------------
                                                      1,777,220
----------------------------------------------------------------
CONSUMER STAPLES - 5.7%
----------------------------------------------------------------
BEVERAGES - 0.5%
Anheuser-Busch Cos., Inc.                   4,900       321,562
----------------------------------------------------------------
Scottish & Newcastle plc                   12,000       135,591
                                                    ------------
                                                        457,153
----------------------------------------------------------------
CONSUMER SERVICES - 0.6%
Alternative Living Services,
Inc.(1)                                     6,100       208,925
----------------------------------------------------------------
Hanover Compressor Co.(1)                   3,000        77,062
----------------------------------------------------------------
Hertz Corp., Cl. A                          1,500        68,437
----------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)             4,600       171,350
                                                    ------------
                                                        525,774

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
ENTERTAINMENT - 0.4%
CKE Restaurants, Inc.                       5,060   $   148,954
----------------------------------------------------------------
Piccadilly Cafeterias, Inc.                 8,000        84,000
----------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.            280,000       121,079
                                                    ------------
                                                        354,033
----------------------------------------------------------------
FOOD - 1.8%
General Mills, Inc.                         4,900       380,975
----------------------------------------------------------------
Groupe Danone                                 800       229,144
----------------------------------------------------------------
IBP, Inc.                                   7,200       209,700
----------------------------------------------------------------
Jeronimo Martins & Filho SA                 2,375       129,930
----------------------------------------------------------------
Kerry Group plc, Cl. A                      9,000       122,783
----------------------------------------------------------------
Koninklijke Numico NV                       3,100       147,842
----------------------------------------------------------------
Nestle SA                                      85       184,971
----------------------------------------------------------------
Suiza Foods Corp.(1)                        2,000       101,875
                                                    ------------
                                                      1,507,220
----------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.3%
Albertson's, Inc.                           3,100       197,431
----------------------------------------------------------------
Colruyt SA                                    200       167,672
----------------------------------------------------------------
Kroger Co.(1)                               3,100       187,550
----------------------------------------------------------------
Safeway, Inc.(1)                            3,300       201,094
----------------------------------------------------------------
United Natural Foods, Inc.(1)               4,700       113,387
----------------------------------------------------------------
Whole Foods Market, Inc.(1)                 2,200       106,425
----------------------------------------------------------------
William Morrison Supermarkets plc          33,000       151,558
                                                    ------------
                                                      1,125,117
----------------------------------------------------------------
HOUSEHOLD GOODS - 1.1%
Blyth Industries, Inc.(1)                   3,600       112,500
----------------------------------------------------------------
Dial Corp. (The)                            5,500       158,812
----------------------------------------------------------------
Fort James Corp.                            4,350       174,000
----------------------------------------------------------------
L'OREAL                                       300       216,971
----------------------------------------------------------------
Premark International, Inc.                 5,500       190,437
----------------------------------------------------------------
Reckitt & Colman plc                        8,000       105,581
                                                    ------------
                                                        958,301
----------------------------------------------------------------
ENERGY - 1.7%
----------------------------------------------------------------
OIL-DOMESTIC - 1.5%
Amoco Corp.                                 3,000       181,125
----------------------------------------------------------------
Atlantic Richfield Co.                      2,800       182,700
----------------------------------------------------------------
Chevron Corp.                               2,800       232,225
----------------------------------------------------------------
Exxon Corp.                                 6,200       453,375
----------------------------------------------------------------
Occidental Petroleum Corp.                  5,400        91,125
----------------------------------------------------------------
Total SA, B Shares                          1,200       121,590
                                                    ------------
                                                      1,262,140

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
OIL-INTERNATIONAL - 0.2%
Shell Transport & Trading Co. plc          26,000   $   158,638
----------------------------------------------------------------
FINANCIAL - 8.2%
----------------------------------------------------------------
BANKS - 2.4%
Banco Popular Espanol SA                    1,900       143,481
----------------------------------------------------------------
Banco Santander SA                             96         1,911
----------------------------------------------------------------
Bank One Corp.                              8,300       423,819
----------------------------------------------------------------
BankBoston Corp.                            7,900       307,606
----------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank             1,750       138,485
----------------------------------------------------------------
Credito Italiano SpA                       30,000       178,211
----------------------------------------------------------------
First Union Corp.                           7,700       468,256
----------------------------------------------------------------
Lloyds TSB Group plc                       14,000       198,463
----------------------------------------------------------------
Nordbanken Holding AB                      25,000       160,384
                                                    ------------
                                                      2,020,616
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.6%
Cattles plc                                15,000       157,303
----------------------------------------------------------------
Citigroup, Inc.                             8,800       435,600
----------------------------------------------------------------
Fannie Mae                                  2,600       192,400
----------------------------------------------------------------
HealthCare Financial Partners,
Inc.(1)                                     3,900       142,350
----------------------------------------------------------------
ING Groep NV                                2,500       152,531
----------------------------------------------------------------
Lend Lease Corp. Ltd.                       7,000        94,403
----------------------------------------------------------------
Northern Rock plc                          16,000       152,271
----------------------------------------------------------------
Perlis Plantations Berhad(2)               17,500        14,368
----------------------------------------------------------------
Promise Co. Ltd.                            1,400        72,689
                                                    ------------
                                                      1,413,915
----------------------------------------------------------------
INSURANCE - 3.2%
AEGON NV                                    1,600       196,604
----------------------------------------------------------------
Allstate Corp.                              1,900        73,387
----------------------------------------------------------------
American General Corp.                      5,100       397,800
----------------------------------------------------------------
American International Group, Inc.          2,200       212,575
----------------------------------------------------------------
Assicurazioni Generali SpA                  4,000       167,385
----------------------------------------------------------------
AXA SA                                      1,300       188,507
----------------------------------------------------------------
Cigna Corp.                                 2,700       208,744
----------------------------------------------------------------
Conseco, Inc.                               3,800       116,138
----------------------------------------------------------------
Equitable Cos., Inc.                          300        17,363
----------------------------------------------------------------
Hartford Financial Services Group,
Inc.                                        1,600        87,800
----------------------------------------------------------------
HSB Group, Inc.                             3,750       153,984
----------------------------------------------------------------
Irish Life plc                             15,000       141,346
----------------------------------------------------------------
Jefferson-Pilot Corp.                       3,400       255,000
----------------------------------------------------------------
Pre-Paid Legal Services, Inc.(1)            5,800       191,400
----------------------------------------------------------------
Transamerica Corp.                          2,700       311,850

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                       2,100   $    65,100
                                                    ------------
                                                      2,784,983
----------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -
0.8%
Camden Property Trust                       5,400       140,400
----------------------------------------------------------------
Cornerstone Properties, Inc.                9,500       148,438
----------------------------------------------------------------
Healthcare Realty Trust, Inc.               5,366       119,729
----------------------------------------------------------------
HRPT Properties Trust                       7,300       102,656
----------------------------------------------------------------
Meditrust Corp., Paired Stock               4,325        65,416
----------------------------------------------------------------
Tower Realty Trust, Inc.                    5,700       114,713
                                                    ------------
                                                        691,352
----------------------------------------------------------------
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.                 1,900       174,206
----------------------------------------------------------------
HEALTHCARE - 4.9%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 2.6%
Amgen, Inc.(1)                              2,700       282,319
----------------------------------------------------------------
Fresenius AG, Preference                      800       168,115
----------------------------------------------------------------
Gedeon Richter Ltd., GDR(3)                 2,200        94,050
----------------------------------------------------------------
Genzyme Corp. (General Division)(1)         6,900       343,275
----------------------------------------------------------------
Idexx Laboratories, Inc.(1)                 2,600        69,956
----------------------------------------------------------------
Jones Pharma, Inc.                          3,100       113,150
----------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl.
A(1)                                        3,500       208,688
----------------------------------------------------------------
Novartis AG                                   100       196,507
----------------------------------------------------------------
Novo-Nordisk AS, B Shares                   1,300       171,581
----------------------------------------------------------------
Sanofi SA                                   1,200       197,637
----------------------------------------------------------------
Schering AG                                 1,000       125,786
----------------------------------------------------------------
Takeda Chemical Industries Ltd.             3,000       115,232
----------------------------------------------------------------
Zeneca Group plc                            4,000       173,560
                                                    ------------
                                                      2,259,856
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.3%
Bard (C.R.), Inc.                          11,800       584,100
----------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR         10,000       120,000
----------------------------------------------------------------
Olympus Optical Co. Ltd.                    9,000       103,232
----------------------------------------------------------------
Orthodontic Centers of America,
Inc.(1)                                     5,500       106,906
----------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)            3,500       209,781
----------------------------------------------------------------
Pliva d.d., Sponsored GDR(3)                5,100        84,660
----------------------------------------------------------------
Province Healthcare Co.(1)                  3,900       139,913
----------------------------------------------------------------
Renal Care Group, Inc.(1)                   5,500       158,469
----------------------------------------------------------------
SmithKline Beecham plc                     15,000       208,908
----------------------------------------------------------------
Tenet Healthcare Corp.(1)                   2,890        75,863
----------------------------------------------------------------
Terumo Corp.                                2,000        46,976

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Total Renal Care Holdings, Inc.(1)          1,700   $    50,256
----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)            700        60,900
                                                    ------------
                                                      1,949,964
----------------------------------------------------------------
TECHNOLOGY - 11.2%
----------------------------------------------------------------
COMPUTER HARDWARE - 2.8%
3Com Corp.(1)                               4,900       219,581
----------------------------------------------------------------
Apex PC Solutions, Inc.(1)                  3,500       101,063
----------------------------------------------------------------
Apple Computer, Inc.(1)                     4,200       171,938
----------------------------------------------------------------
Compaq Computer Corp.                       8,800       369,050
----------------------------------------------------------------
Electronics for Imaging, Inc.(1)            2,700       108,506
----------------------------------------------------------------
International Business Machines
Corp.                                       3,300       609,675
----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                    2,200       221,100
----------------------------------------------------------------
Network Appliance, Inc.(1)                  7,400       333,000
----------------------------------------------------------------
Seagate Technology, Inc.(1)                 4,200       127,050
----------------------------------------------------------------
Storage Technology Corp. (New)(1)           2,600        92,463
----------------------------------------------------------------
VideoServer, Inc.(1)                        4,600        84,525
                                                    ------------
                                                      2,437,951
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 5.2%
Abacus Direct Corp.(1)                      2,600       118,300
----------------------------------------------------------------
Applied Micro Circuits Corp.(1)             4,000       135,875
----------------------------------------------------------------
Aware, Inc.(1)                              5,100       138,656
----------------------------------------------------------------
Best Software, Inc.(1)                      4,400       104,500
----------------------------------------------------------------
BindView Development Corp.(1)               4,800       132,000
----------------------------------------------------------------
BroadVision, Inc.(1)                        3,500       112,000
----------------------------------------------------------------
Concord Communications, Inc.(1)             2,100       119,175
----------------------------------------------------------------
Dendrite International, Inc.(1)             6,600       164,794
----------------------------------------------------------------
Diamond Technology Partners,
Inc.(1)                                     6,900       131,963
----------------------------------------------------------------
Documentum, Inc.(1)                         3,000       160,313
----------------------------------------------------------------
DSET Corp.(1)                               9,000        93,375
----------------------------------------------------------------
First Data Corp.                            2,600        82,388
----------------------------------------------------------------
Great Plains Software, Inc.(1)              2,700       130,275
----------------------------------------------------------------
IDX Systems Corp.(1)                        2,500       110,000
----------------------------------------------------------------
Legato Systems, Inc.(1)                     3,500       230,781
----------------------------------------------------------------
Macromedia, Inc.(1)                         4,700       158,331
----------------------------------------------------------------
Medical Manager Corp.(1)                    2,900        90,988
----------------------------------------------------------------
MedQuist, Inc.(1)                           1,900        75,050
----------------------------------------------------------------
Mercury Interactive Corp.(1)                3,300       208,725
----------------------------------------------------------------
Micromuse, Inc.(1)                          5,600       109,200
----------------------------------------------------------------
MicroStrategy, Inc.(1)                      4,000       126,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

Network Associates, Inc.(1)                 4,400   $   291,500
----------------------------------------------------------------
New Era of Networks, Inc.(1)                4,500       198,000
----------------------------------------------------------------
QuadraMed Corp.(1)                          5,200       106,600
----------------------------------------------------------------
Rational Software Corp.(1)                  3,900       103,350
----------------------------------------------------------------
SAP AG, Preference                            200        96,006
----------------------------------------------------------------
Sapient Corp.(1)                            2,900       162,400
----------------------------------------------------------------
Software AG Systems, Inc.(1)                4,300        77,938
----------------------------------------------------------------
SPR, Inc.(1)                                2,800        48,300
----------------------------------------------------------------
SS&C Technologies, Inc.(1)                  5,200        64,350
----------------------------------------------------------------
Tier Technologies, Inc., Cl. B(1)           5,100        87,975
----------------------------------------------------------------
TSI International Software Ltd.(1)          2,900       138,838
----------------------------------------------------------------
Veritas Software Corp.(1)                   2,937       176,036
----------------------------------------------------------------
Visio Corp.(1)                              2,400        87,750
----------------------------------------------------------------
Wind River Systems, Inc.(1)                 2,750       129,250
                                                    ------------
                                                      4,500,982
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.3%
Excel Switching Corp.(1)                    4,300       163,400
----------------------------------------------------------------
Tekelec(1)                                  6,000        99,375
                                                    ------------
                                                        262,775
----------------------------------------------------------------
ELECTRONICS - 2.0%
Bowthorpe plc                              18,000       103,559
----------------------------------------------------------------
Electrocomponents plc                      20,000       133,635
----------------------------------------------------------------
Getronics NV                                4,000       198,224
----------------------------------------------------------------
Hoshiden Corp.                              9,000       156,715
----------------------------------------------------------------
RF Micro Devices, Inc.(1)                   3,600       166,950
----------------------------------------------------------------
Sony Corp.                                  1,400       101,740
----------------------------------------------------------------
TDK Corp.                                   1,000        91,214
----------------------------------------------------------------
Uniphase Corp.(1)                           3,000       208,125
----------------------------------------------------------------
Vitesse Semiconductor Corp.(1)              5,200       237,250
----------------------------------------------------------------
VTech Holdings Ltd.                        53,000       231,237
----------------------------------------------------------------
Waters Corp.(1)                             1,100        95,975
                                                    ------------
                                                      1,724,624
----------------------------------------------------------------
PHOTOGRAPHY - 0.9%
Eastman Kodak Co.                           5,700       410,400
----------------------------------------------------------------
Xerox Corp.                                 2,800       330,400
                                                    ------------
                                                        740,800
----------------------------------------------------------------
TELECOMMUNICATIONS - 5.2%
----------------------------------------------------------------
TELEPHONE UTILITIES - 2.6%
Bell Atlantic Corp.                        10,646       604,826
----------------------------------------------------------------
Cable & Wireless Communications
plc(1)                                     16,000       145,771

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)

Century Telephone Enterprises, Inc.         1,200   $    81,000
----------------------------------------------------------------
Tele Danmark AS, B Shares                   2,000       269,941
----------------------------------------------------------------
Telecom Italia Mobile SpA                  27,500       203,470
----------------------------------------------------------------
Telefonica de Espana                        4,500       200,400
----------------------------------------------------------------
U S West, Inc.                             10,600       685,025
                                                    ------------
                                                      2,190,433
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.6%
ALLTELL Corp.                               7,100       424,669
----------------------------------------------------------------
AT&T Corp.                                 10,000       752,500
----------------------------------------------------------------
Ericsson LM, B Shares                       6,000       142,865
----------------------------------------------------------------
Matsushita Communication Industrial
Co.                                         2,000        94,128
----------------------------------------------------------------
Nippon Telegraph & Telephone Corp.             12        92,397
----------------------------------------------------------------
Nokia Oyj, A Shares                         1,200       146,940
----------------------------------------------------------------
NTT Mobile Communications Network,
Inc.                                            3       123,179
----------------------------------------------------------------
Telecom Italia SpA                         23,000       196,677
----------------------------------------------------------------
Vodafone Group plc                         14,000       226,085
                                                    ------------
                                                      2,199,440
----------------------------------------------------------------
TRANSPORTATION - 1.0%
----------------------------------------------------------------
AIR TRANSPORTATION - 0.5%
AHL Services, Inc.(1)                       4,000       125,000
----------------------------------------------------------------
AMR Corp.(1)                                1,100        65,313
----------------------------------------------------------------
BAA plc                                    14,000       162,020
----------------------------------------------------------------
Delta Air Lines, Inc.                       1,000        52,000
                                                    ------------
                                                        404,333
----------------------------------------------------------------
RAILROADS & TRUCKERS - 0.5%
GATX Corp.                                  8,600       325,725
----------------------------------------------------------------
MotivePower Industries, Inc.(1)             3,000        96,563
                                                    ------------
                                                        422,288
----------------------------------------------------------------
UTILITIES - 3.8%
----------------------------------------------------------------
ELECTRIC UTILITIES - 2.6%
CalEnergy, Inc.(1)                          2,100        72,844
----------------------------------------------------------------
Duke Energy Corp.                           5,117       327,808
----------------------------------------------------------------
Endesa SA                                   6,000       159,219
----------------------------------------------------------------
FPL Group, Inc.                             6,000       369,750
----------------------------------------------------------------
Houston Industries, Inc.                    8,000       257,000
----------------------------------------------------------------
Kansas City Power & Light Co.               5,600       165,900
----------------------------------------------------------------
Montana Power Co.                           7,500       424,219
----------------------------------------------------------------
United Utilities plc                       11,000       152,379
----------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)                600       155,746

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
----------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

Western Resources, Inc.                     4,400   $   146,300
                                                    ------------
                                                      2,231,165
----------------------------------------------------------------
GAS UTILITIES - 1.2%
Columbia Energy Group                       2,950       170,363
----------------------------------------------------------------
El Paso Energy Corp.                       10,100       351,606
----------------------------------------------------------------
MCN Energy Group, Inc.                      4,300        81,969
----------------------------------------------------------------
National Fuel Gas Co.                       4,400       198,825
----------------------------------------------------------------
Questar Corp.                               8,200       158,875
----------------------------------------------------------------
RWE AG, Preference                          2,500        90,812
                                                    ------------
                                                      1,052,450
                                                    ------------
Total Common Stocks (Cost
$36,277,133)                                         46,549,258
----------------------------------------------------------------
PREFERRED STOCKS - 0.2%
----------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                                 1,100        63,250
----------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred
Stock, Series D(2)                          1,000       104,500
----------------------------------------------------------------
TCR Holding Corp.:
Series B(1)                                    88             5
Series C(1)                                    48             3
Series D(1)                                   127             7
Series E(1)                                   263            16
                                                    ------------
Total Preferred Stocks (Cost
$205,356)                                               167,781

                                     UNITS
----------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
----------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(2)                            500         9,062
----------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(2)                                  516        24,639
----------------------------------------------------------------
Telefonica de Espana Rts., Exp.
1/99                                        4,500         4,002
                                                    ------------
Total Rights, Warrants and
Certificates (Cost $7,062)                               37,703

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.7%
----------------------------------------------------------------
Arcadia Automobile Receivables
Trust, Automobile
Receivables-Backed Nts., Series
1998-B, Cl. A3, 5.95%, 11/15/02      $    175,000       175,821
----------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1,
Cl. A, 6.25%, 8/25/05                     125,000       127,695
----------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(2)                     175,000       175,820
----------------------------------------------------------------
Olympic Automobile Receivables
Trust, Automobile
Receivables-Backed Nts.,
Series 1997-A, Cl. A-5, 6.80%,
2/15/05                                   150,000       152,250
                                                    ------------
Total Asset-Backed Securities (Cost
$624,514)                                               631,586

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 2.6%
----------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09         $    350,000   $   347,700
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                               200,000       204,562
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates:
6%, 3/1/09                                157,298       158,308
Series 1843, Cl. VB, 7%, 4/15/03           50,000        51,062
Series 1849, Cl. VA, 6%, 12/15/10         110,791       111,761
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.50%, 10/15/20(4)                        900,000       118,125
Series 1583, Cl. IC, 7.03%-30.30%,
1/15/20(4)                                867,613        85,135
Series 1661, Cl. PK, 6.61%-7.47%,
11/15/06(4)                               745,601        47,998
----------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                               126,745       127,146
6.50%, 4/1/26                             162,143       163,305
7%, 4/1/00                                 77,854        77,780
----------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                   142,928       142,660
----------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Series
1994-7, Cl. A18, 6%, 2/25/09              248,607       237,497
----------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed
Home Equity Securities, Series
1998-3, Cl. A5, 6.36%, 8/20/22(5)         350,000       350,219
                                                    ------------
Total Mortgage-Backed Obligations
(Cost $2,219,223)                                     2,223,258
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 9.9%
----------------------------------------------------------------
Federal Farm Credit Bank,
Medium-Term Nts., 5.24%, 10/1/08          175,000       174,189
----------------------------------------------------------------
Federal Home Loan Bank, 5.57%,
8/17/00                                   350,000       353,118
----------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                               575,000       627,649
7.50%, 11/15/16                         1,310,000     1,629,312
----------------------------------------------------------------
STRIPS, 5.618%, 11/15/18(6)               750,000       249,925
----------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                           500,000       527,500
5.75%, 8/15/03                          1,100,000     1,148,469
6.125%, 8/15/07                           350,000       382,594
6.50%, 8/15/05                            945,000     1,038,615
6.75%, 6/30/99                            445,000       449,867
7.50%, 11/15/01                         1,775,000     1,908,125
                                                    ------------
Total U.S. Government Obligations
(Cost $8,123,278)                                     8,489,363

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 21.8%
----------------------------------------------------------------
BASIC MATERIALS - 1.2%
----------------------------------------------------------------
CHEMICALS - 0.6%
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07         $    125,000   $   100,625
----------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20              50,000        68,058
----------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                     50,000        63,959
----------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04(2)                          125,000       134,375
----------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(7)                                125,000        52,500
----------------------------------------------------------------
Texas Petrochemicals Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06           125,000       123,750
                                                    ------------
                                                        543,267
----------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                   100,000       106,882
----------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                        100,000        76,500
----------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                   125,000        40,000
----------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                          75,000        74,812
                                                    ------------
                                                        298,194
----------------------------------------------------------------
PAPER - 0.3%
Malette, Inc., 12.25% Sr. Sec.
Nts., 7/15/04(2)                          125,000       135,625
----------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                              125,000       127,187
                                                    ------------
                                                        262,812
----------------------------------------------------------------
CAPITAL GOODS - 3.0%
----------------------------------------------------------------
INDUSTRIAL SERVICES - 2.0%
Advance Holding Corp., 0%/12.875%
Sr. Disc. Nts., 4/15/09(7)                100,000        58,500
----------------------------------------------------------------
Advance Stores Co., Inc., 10.25%
Sr. Unsec. Sub. Nts., Series B,
4/15/08                                   125,000       126,875
----------------------------------------------------------------
Applied Extrusion Technologies,
Inc., 11.50% Sr. Nts., Series B,
4/1/02(2)                                  75,000        78,562
----------------------------------------------------------------
Armco, Inc., 9% Sr. Unsec. Nts.,
9/15/07                                    50,000        50,500
----------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Unsec. Nts., Series B, 10/15/04(2)        125,000        94,375
----------------------------------------------------------------
Fisher Scientific International,
Inc., 9% Sr. Sub. Nts., 2/1/08(3)         100,000       100,500
----------------------------------------------------------------
Jordan Telecommunication Products,
Inc., 9.875% Sr. Nts., Series B,
8/1/07                                     50,000        49,750
----------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07(2)                  100,000       100,000
----------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., Series B, 10/15/07(2)           50,000        49,750
----------------------------------------------------------------
Mrs. Fields Holding Co., Units
(each unit consists of $1,000
principal amount of 0%/14% sr. sec.
disc. nts., 12/1/05 and warrants to
purchase shares of common
stock)(2)(7)(8)                           150,000        86,250
----------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr.
Unsec. Sub. Nts., Series B, 7/1/08        125,000       116,875
----------------------------------------------------------------
Production Resource Group, LLC/PRG
Finance Corp., 11.50% Sr. Unsec.
Sub. Nts., 1/15/08(2)                      75,000        73,875
----------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Nts.,
1/20/07(3)                                200,000       193,437
----------------------------------------------------------------
Simonds Industries, Inc., 10.25%
Sr. Sub. Nts., 7/1/08(2)                  125,000       128,125
----------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                  125,000       131,921
----------------------------------------------------------------
Thermadyne Holdings Corp.,
0%/12.50% Sr. Disc. Debs.,
6/1/08(2)(7)                               50,000        24,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
INDUSTRIAL SERVICES (CONTINUED)

Tyco International Group SA, 6.125%
Unsec. Nts., 6/15/01                 $    175,000   $   176,864
----------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Sr. Nts., Series B, 12/1/06               120,000       118,909
                                                    ------------
                                                      1,759,068
----------------------------------------------------------------
MANUFACTURING - 1.0%
Federal-Mogul Corp., 7.50% Nts.,
7/1/04                                    125,000       126,624
----------------------------------------------------------------
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07(2)             125,000       128,125
----------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(2)                          125,000       128,125
----------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07               100,000        98,500
----------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds,
5/15/01                                   175,000       173,839
----------------------------------------------------------------
U.S. Industries, Inc., 7.125% Sr.
Nts., 10/15/03(3)                         225,000       225,275
                                                    ------------
                                                        880,488
----------------------------------------------------------------
CONSUMER CYCLICALS - 6.5%
----------------------------------------------------------------
AUTOS & HOUSING - 0.7%
Ainsworth Lumber, Inc., 12.50% Sr.
Nts., 7/15/07(9)                          125,000       125,000
----------------------------------------------------------------
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99                 100,000       100,500
----------------------------------------------------------------
Black & Decker Corp., 6.625% Nts.,
11/15/00                                   85,000        86,453
----------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07          125,000       108,125
----------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07             125,000       130,000
                                                    ------------
                                                        550,078
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.6%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(2)                100,000       104,500
----------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., Series B, 8/1/04                50,000        45,750
----------------------------------------------------------------
Bally Total Fitness Holding Corp.,
9.875% Sr. Sub. Nts., Series B,
10/15/07                                  125,000       123,125
----------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                              125,000       139,062
----------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                   200,000       227,000
----------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Sec. Nts., 6/1/03(2)         125,000       134,375
----------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr.
Unsec. Sub. Nts., 6/1/06                  100,000       108,500
----------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                    175,000       176,451
----------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr.
Nts., Series A, 8/1/05                    125,000       122,500
----------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd.
Sr. Sec. Nts., 11/1/03                    125,000       133,125
----------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                         50,000        51,875
----------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Unsec.
Nts., 8/15/08(3)                          100,000       103,000
----------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                  125,000       150,625
----------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                 125,000       134,687
----------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                         125,000       128,125
----------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                    125,000       136,875
----------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd.
First Mtg. Nts., 12/15/00                 100,000        92,000
----------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr.
Sub. Nts., 4/15/07                        125,000       131,250
                                                    ------------
                                                      2,242,825

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
MEDIA - 2.4%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                              $    125,000   $   140,625
----------------------------------------------------------------
Allbritton Communications Co.,
8.875% Sr. Sub. Nts., Series B,
2/1/08                                    125,000       126,875
----------------------------------------------------------------
Big Flower Press Holdings, Inc.,
8.625% Sr. Sub. Nts., 12/1/08(3)          125,000       126,875
----------------------------------------------------------------
Century Communications Corp., 9.75%
Sr. Nts., 2/15/02                         100,000       108,500
----------------------------------------------------------------
Century Communications Corp., Zero
Coupon Sr. Disc. Nts., Series B,
8.497%, 1/15/08(6)                         50,000        25,250
----------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                           125,000       133,750
----------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                              50,000        54,750
----------------------------------------------------------------
Diva Systems Corp., Units (each
unit consists of $1,000 principal
amount of 0%/12.625% sr. disc.
nts., 3/1/08 and three warrants to
purchase three shares of common
stock)(3)(7)(8)                           200,000        83,000
----------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(7)                          100,000       100,250
----------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., Series B,
4/15/10(7)                                175,000       120,750
----------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07                          50,000        51,250
----------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                   125,000       132,500
----------------------------------------------------------------
Interepublic National Radio Sales
Corp., 10% Sr. Unsec. Sub. Nts.,
7/1/08(2)                                 125,000       129,375
----------------------------------------------------------------
James Cable Partners LP, 10.75% Sr.
Nts., Series B, 8/15/04                   100,000       104,500
----------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(7)                      125,000       126,562
----------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                    125,000       128,125
----------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                    125,000       133,125
----------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                     100,000       106,500
----------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07            125,000        41,875
----------------------------------------------------------------
United International Holdings,
Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(7)                      100,000        54,500
                                                    ------------
                                                      2,028,937
----------------------------------------------------------------
RETAIL: GENERAL - 0.5%
Federated Department Stores, Inc.,
6.125% Cv. Sub. Nts., 9/1/01(5)           200,000       202,341
----------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                              90,000        96,886
----------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06              125,000       132,500
                                                    ------------
                                                        431,727
----------------------------------------------------------------
RETAIL: SPECIALTY - 0.3%
K Mart Corp., 7.75% Debs., 10/1/12        125,000       128,793
----------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                            150,000       157,875
                                                    ------------
                                                        286,668
----------------------------------------------------------------
CONSUMER STAPLES - 1.1%
----------------------------------------------------------------
CONSUMER SERVICES - 0.1%
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                        100,000       105,500
----------------------------------------------------------------
ENTERTAINMENT - 0.2%
Tricon Global Restaurants, Inc.,
7.45% Sr. Unsec. Nts., 5/15/05            125,000       129,000
----------------------------------------------------------------
FOOD - 0.5%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                 125,000       116,250

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
FOOD (CONTINUED)

Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                        $    115,000   $   116,119
----------------------------------------------------------------
Grand Metro Inventory Corp., 7.125%
Nts., 9/15/04                             175,000       188,077
                                                    ------------
                                                        420,446
----------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.1%
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                    50,000        51,500
----------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                     50,000        55,578
----------------------------------------------------------------
Revlon Consumer Products Corp.,
8.625% Sr. Unsec. Sub. Nts., 2/1/08       125,000       114,375
                                                    ------------
                                                        169,953
----------------------------------------------------------------
ENERGY - 1.0%
----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.8%
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                   50,000        53,592
8.75% Sr. Nts., 5/15/99                    35,000        35,367
----------------------------------------------------------------
Crown Central Petroleum Corp.,
10.875% Sr. Nts., 2/1/05                   50,000        48,250
----------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                    50,000        37,250
----------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                    75,000        67,828
9% Debs., 8/15/99                          75,000        75,375
----------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                       50,000        54,067
----------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                             125,000       133,183
----------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                              75,000        52,875
----------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Nts., Series B, 10/15/04              125,000        50,625
----------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., Series B, 6/15/02(2)             50,000        16,250
----------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                     50,000        51,450
                                                    ------------
                                                        676,112
----------------------------------------------------------------
OIL-DOMESTIC - 0.1%
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                              50,000        50,569
----------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19        70,000        70,761
                                                    ------------
                                                        121,330
----------------------------------------------------------------
OIL-INTERNATIONAL - 0.1%
Abraxas Petroleum Corp./CDN Abraxas
Petroleum Ltd., 11.50% Sr. Unsec.
Nts.,
Series D, 11/1/04                         100,000        76,000
----------------------------------------------------------------
FINANCIAL - 2.8%
----------------------------------------------------------------
BANKS - 0.4%
Capital One Bank, Inc., 6.375% Sr.
Nts., 2/15/03                             150,000       144,392
----------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                   85,000        93,217
----------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                             105,000       106,394
                                                    ------------
                                                        344,003
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.3%
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(3)                                125,000       144,287

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Capital One Financial Corp., 7.25%
Nts., 12/1/03                        $     40,000   $    39,370
----------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Medium-Term Nts., Series D, 3/1/01        220,000       220,915
----------------------------------------------------------------
General Electric Capital Corp.,
5.77% Nts., Series A, 8/27/01             200,000       202,229
----------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                      175,000       175,625
----------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts.,
8/1/01(3)                                 200,000       197,240
----------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(2)(8)             125,000        94,375
                                                    ------------
                                                      1,074,041
----------------------------------------------------------------
INSURANCE - 0.5%
Aetna Industries, Inc., 11.875% Sr.
Nts., 10/1/06(2)                          100,000       105,500
----------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                             100,000        95,931
----------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01        175,000       167,835
----------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                        85,000        87,046
                                                    ------------
                                                        456,312
----------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -
0.6%
Chelsea GCA Realty Partner, Inc.,
7.75% Unsec. Nts., 1/26/01                280,000       278,209
----------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                    60,000        60,507
----------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625%
Nts., 6/15/03                             175,000       173,196
                                                    ------------
                                                        511,912
----------------------------------------------------------------
HEALTHCARE - 0.9%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., Series A,
1/15/08                                    50,000        47,000
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.8%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                      145,000       143,963
----------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                     100,000       111,500
----------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(3)                         125,000       126,875
----------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr.
Unsec. Sub. Nts., Series B, 11/1/07        50,000        48,125
----------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06(2)          100,000        90,500
----------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                              75,000        78,938
----------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                              75,000        77,712
                                                    ------------
                                                        677,613
----------------------------------------------------------------
TELECOMMUNICATIONS - 3.7%
----------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
Teligent, Inc., 11.50% Sr. Nts.,
12/1/07                                   125,000       117,500
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
3.6%
AT&T Capital Corp., 6.25%
Medium-Term Nts., Series F, 5/15/01       175,000       172,773
----------------------------------------------------------------
Coaxial Communications, Inc., 10%
Sr. Unsec. Nts., 8/15/06(2)               125,000       129,688
----------------------------------------------------------------
Comcast Cellular Communications,
Inc., 9.50% Sr. Nts., 5/1/07              125,000       133,125
----------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(7)                               125,000       106,250
----------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(7)                                125,000        88,750

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

e.spire Communications, Inc.,
0%/13% Sr. Disc. Nts., 11/1/05(7)    $    100,000   $    75,500
----------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08                          125,000       125,625
----------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts.,
5/1/05                                    100,000        82,500
----------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(7)                   125,000        90,313
----------------------------------------------------------------
Hermes Europe Railtel BV, 10.375%
Sr. Nts., 1/15/09(3)(10)                  125,000       126,875
----------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(7)                    125,000        81,250
----------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(7)                       200,000       165,000
----------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., Series C/EN,
7/15/05                                   125,000       108,125
----------------------------------------------------------------
Level 3 Communications, Inc.,
9.125% Sr. Unsec. Nts., 5/1/08            125,000       124,063
----------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(7)                                 125,000        93,438
----------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(7)       150,000       146,250
----------------------------------------------------------------
Optel, Inc., 11.50% Sr. Unsec.
Nts., 7/1/08                              125,000       122,500
----------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(9)                                100,000        95,000
----------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Nts.,
11/1/08(3)                                100,000       105,250
----------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(7)                               125,000        97,188
----------------------------------------------------------------
RSL Communications plc, 9.125% Sr.
Unsec. Nts., 3/1/08                       100,000        92,500
----------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08              100,000       100,750
----------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                   100,000       116,000
----------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, Series B, 6/30/07           125,000       119,375
----------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)         75,000        63,000
9.625% Sr. Debs., 10/1/06                  75,000        77,625
----------------------------------------------------------------
US West Capital Funding, Inc.,
6.125% Nts., 7/15/02                      200,000       204,691
----------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                          50,000        53,250
----------------------------------------------------------------
Winstar Communications, Inc.,
0%/14% Sr. Disc. Nts., 10/15/05(7)         50,000        35,750
                                                    ------------
                                                      3,132,404
----------------------------------------------------------------
TRANSPORTATION - 0.5%
----------------------------------------------------------------
AIR TRANSPORTATION - 0.2%
Canadian Airlines Corp., 12.25% Sr.
Nts., 8/1/06                               75,000        51,375
----------------------------------------------------------------
Trans World Airlines, Inc., 11.375%
Unsec. Nts., 3/1/06                       125,000        79,375
                                                    ------------
                                                        130,750
----------------------------------------------------------------
RAILROADS & TRUCKERS - 0.3%
CSX Corp., 7.05% Debs., 5/1/02             70,000        73,140
----------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                    75,000        82,769
----------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                   105,000       107,018
                                                    ------------
                                                        262,927
----------------------------------------------------------------
SHIPPING - 0.0%
Golden Ocean Group Ltd., 10% Sr.
Unsec. Nts., 8/31/01                      100,000        30,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL      MARKET VALUE
                                     AMOUNT         NOTE 1
----------------------------------------------------------------
UTILITIES - 1.1%
----------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
AES Corp., 8% Sr. Nts., 12/31/08     $    100,000   $    99,057
----------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125%
Sr. Unsec. Nts., Series C, 7/1/01         200,000       204,107
                                                    ------------
                                                        303,164
----------------------------------------------------------------
GAS UTILITIES - 0.7%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                  200,000       203,127
----------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                             125,000       133,429
----------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts.,
8/1/02                                    225,000       225,740
                                                    ------------
                                                        562,296
                                                    ------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $19,090,301)                   18,683,827
----------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 0.0%
----------------------------------------------------------------
BankAmerica Corp. (New), 8.50%
Exchangeable Sub. Capital Nts.,
3/1/99 (exchangeable for common,
perpetual preferred stock or other
capital securities) (Cost $37,251)         35,000        35,134
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.3%
----------------------------------------------------------------
Repurchase agreement with
PaineWebber, Inc., 4.85%, dated
12/31/98, to be repurchased at
$8,835,759 on 1/4/99,
collateralized by U.S. Treasury
Nts., 7.75%, 11/30/99, with a value
of $9,023,454 (Cost $8,831,000)         8,831,000     8,831,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$75,415,118)                                 99.7%   85,648,910
----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES               0.3       224,500
                                     ------------   ------------
NET ASSETS                                  100.0%  $85,873,410
                                     ------------   ------------
                                     ------------   ------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,711,324 or 1.99% of the Fund's net assets as of December 31, 1998.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

9. Interest or dividend is paid in kind.

10. When-issued security to be delivered and settled after December 31, 1998.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMMON STOCKS - 72.0%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 0.9%
-------------------------------------------------------------------------------------
CHEMICALS - 0.6%
Dexter Corp.                                                       6,000  $  188,625
-------------------------------------------------------------------------------------
Ethyl Corp.                                                       16,200      94,162
-------------------------------------------------------------------------------------
Fuji Photo Film Co.                                                2,000      74,172
-------------------------------------------------------------------------------------
IMC Global, Inc.                                                   2,834      60,577
                                                                          -----------
                                                                             417,536
-------------------------------------------------------------------------------------
METALS - 0.2%
Carpenter Technology Corp.                                         4,300     145,931
-------------------------------------------------------------------------------------
PAPER - 0.1%
Unisource Worldwide, Inc.                                          9,000      65,250
-------------------------------------------------------------------------------------
CAPITAL GOODS - 7.9%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
General Dynamics Corp.                                            11,500     674,187
-------------------------------------------------------------------------------------
Kellstrom Industries, Inc.(1)                                      3,200      92,000
-------------------------------------------------------------------------------------
Lockheed Martin Corp.                                              2,400     203,400
                                                                          -----------
                                                                             969,587
-------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.1%
Toshiba Corp.                                                     19,000     112,909
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.5%
Casella Waste Systems, Inc., Cl. A(1)                              3,000     111,375
-------------------------------------------------------------------------------------
Hays plc                                                          26,000     222,006
-------------------------------------------------------------------------------------
International Network Services(1)                                  4,000     266,000
-------------------------------------------------------------------------------------
Kendle International, Inc.(1)                                      3,800      88,825
-------------------------------------------------------------------------------------
Knoll, Inc.(1)                                                       900      26,662
-------------------------------------------------------------------------------------
Manhattan Associates, Inc.(1)                                      3,000      81,750
-------------------------------------------------------------------------------------
Metamor Worldwide, Inc.(1)                                         4,800     120,000
-------------------------------------------------------------------------------------
Metzler Group, Inc.(1)                                             3,500     170,406
-------------------------------------------------------------------------------------
NCO Group, Inc.(1)                                                 2,500     112,500
-------------------------------------------------------------------------------------
New England Business Service, Inc.                                 6,300     246,487
-------------------------------------------------------------------------------------
Rental Service Corp.(1)                                            4,100      64,319
-------------------------------------------------------------------------------------
SM&A Corp.(1)                                                      1,400      26,600
-------------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                               11,175     302,423
-------------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)                     6,800     340,000
-------------------------------------------------------------------------------------
United Rentals, Inc.(1)                                            2,800      92,750
-------------------------------------------------------------------------------------
Viad Corp.                                                         5,300     160,987
-------------------------------------------------------------------------------------
Whittman-Hart, Inc.(1)                                             5,000     138,125
                                                                          -----------
                                                                           2,571,215

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
MANUFACTURING - 3.0%
BBA Group plc                                                     21,000  $  130,393
-------------------------------------------------------------------------------------
Brambles Industries Ltd.                                           6,000     146,202
-------------------------------------------------------------------------------------
Herman Miller, Inc.                                                2,300      61,812
-------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                 3,500     164,281
-------------------------------------------------------------------------------------
Mannesmann AG                                                      2,500     289,323
-------------------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)                              3,900     109,444
-------------------------------------------------------------------------------------
PACCAR, Inc.                                                       7,200     296,100
-------------------------------------------------------------------------------------
ROHN Industries, Inc.(1)                                          12,000      41,250
-------------------------------------------------------------------------------------
Smiths Industries plc                                             12,000     167,524
-------------------------------------------------------------------------------------
Taiyo Yuden Co.                                                    8,000      94,517
-------------------------------------------------------------------------------------
Textron, Inc.                                                      4,600     349,312
-------------------------------------------------------------------------------------
United Technologies Corp.                                          2,800     304,500
                                                                          -----------
                                                                           2,154,658
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.7%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 2.7%
Bridgestone Corp.                                                  5,000     113,245
-------------------------------------------------------------------------------------
Cie de Saint Gobain                                                1,000     141,246
-------------------------------------------------------------------------------------
Federal-Mogul Corp.                                                5,400     321,300
-------------------------------------------------------------------------------------
Fleetwood Enterprises, Inc.                                        2,600      90,350
-------------------------------------------------------------------------------------
Kaufman & Broad Home Corp.                                         1,400      40,250
-------------------------------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                                          4,700     185,356
-------------------------------------------------------------------------------------
Maytag Corp.                                                       4,900     305,025
-------------------------------------------------------------------------------------
Overseas Union Enterprise Ltd.                                    40,000      79,517
-------------------------------------------------------------------------------------
Owens Corning                                                      3,500     124,031
-------------------------------------------------------------------------------------
Sonic Automotive, Inc.(1)                                          2,700      92,981
-------------------------------------------------------------------------------------
Suzuki Motor Corp.                                                 4,000      47,329
-------------------------------------------------------------------------------------
USG Corp.                                                          3,000     152,812
-------------------------------------------------------------------------------------
Valeo SA                                                           2,600     204,984
-------------------------------------------------------------------------------------
Whirlpool Corp.                                                      900      49,837
                                                                          -----------
                                                                           1,948,263
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.7%
CDL Hotels International Ltd.                                    300,000      77,062
-------------------------------------------------------------------------------------
Coach USA, Inc.(1)                                                 4,000     138,750
-------------------------------------------------------------------------------------
Hasbro, Inc.                                                       1,500      54,187
-------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                  1,200     116,026
-------------------------------------------------------------------------------------
Pegasus Systems, Inc.(1)                                           3,100     111,600
                                                                          -----------
                                                                             497,625
-------------------------------------------------------------------------------------
MEDIA - 0.7%
Benpres Holdings Corp.(1)                                        120,000      19,435
-------------------------------------------------------------------------------------
Citadel Communications Corp.(1)                                    3,300      85,387
-------------------------------------------------------------------------------------
VNU-Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit         5,000     188,632

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
MEDIA (CONTINUED)

Wolters Kluwer NV                                                    900  $  192,693
                                                                          -----------
                                                                             486,147
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.9%
Circle K Japan Co. Ltd.                                            1,300      57,051
-------------------------------------------------------------------------------------
Dayton Hudson Corp.                                                3,000     162,750
-------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                               1,200      52,275
-------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                  1,300      17,956
-------------------------------------------------------------------------------------
Gucci Group NV                                                     1,300      63,212
-------------------------------------------------------------------------------------
Ito-Yokado Co. Ltd.                                                2,000     139,514
-------------------------------------------------------------------------------------
K Mart Corp.(1)                                                    3,400      52,062
-------------------------------------------------------------------------------------
Nordstrom, Inc.                                                    1,800      62,437
-------------------------------------------------------------------------------------
Shaw Industries, Inc.                                              2,300      55,775
                                                                          -----------
                                                                             663,032
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 2.7%
Ann Taylor Stores Corp.(1)                                         3,800     149,862
-------------------------------------------------------------------------------------
Boots Co. plc                                                     10,000     169,365
-------------------------------------------------------------------------------------
Brown Group, Inc.                                                  9,700     170,356
-------------------------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)                            2,800      70,350
-------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                             4,900     120,662
-------------------------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                                      3,200     261,352
-------------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                                       6,500     330,687
-------------------------------------------------------------------------------------
Kingfisher plc                                                    15,000     150,464
-------------------------------------------------------------------------------------
Koninklijke Ahold NV                                               6,000     221,883
-------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                        1,200      56,850
-------------------------------------------------------------------------------------
Restoration Hardware, Inc.(1)                                      5,800     155,875
-------------------------------------------------------------------------------------
School Specialty, Inc.(1)                                          4,700     100,462
                                                                          -----------
                                                                           1,958,168
-------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.4%
-------------------------------------------------------------------------------------
BEVERAGES - 0.7%
Anheuser-Busch Cos., Inc.                                          5,500     360,937
-------------------------------------------------------------------------------------
Scottish & Newcastle plc                                          15,000     169,489
                                                                          -----------
                                                                             530,426
-------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.8%
Alternative Living Services, Inc.(1)                               6,900     236,325
-------------------------------------------------------------------------------------
Hanover Compressor Co.(1)                                          3,400      87,337
-------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                 1,700      77,562
-------------------------------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)                                    5,150     191,837
                                                                          -----------
                                                                             593,061
-------------------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
CKE Restaurants, Inc.                                              5,610     165,144

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)

Piccadilly Cafeterias, Inc.                                        9,300  $   97,650
-------------------------------------------------------------------------------------
Shaw Brothers (Hong Kong) Ltd.                                   330,000     142,700
                                                                          -----------
                                                                             405,494
-------------------------------------------------------------------------------------
FOOD - 2.3%
General Mills, Inc.                                                5,500     427,625
-------------------------------------------------------------------------------------
Groupe Danone                                                        800     229,144
-------------------------------------------------------------------------------------
IBP, Inc.                                                          8,000     233,000
-------------------------------------------------------------------------------------
Jeronimo Martins & Filho SA                                        3,000     164,122
-------------------------------------------------------------------------------------
Kerry Group plc, Cl. A                                            10,000     136,426
-------------------------------------------------------------------------------------
Koninklijke Numico NV                                              3,200     152,611
-------------------------------------------------------------------------------------
Nestle SA                                                            100     217,613
-------------------------------------------------------------------------------------
Suiza Foods Corp.(1)                                               2,300     117,156
                                                                          -----------
                                                                           1,677,697
-------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.7%
Albertson's, Inc.                                                  3,300     210,169
-------------------------------------------------------------------------------------
Colruyt SA                                                           250     209,590
-------------------------------------------------------------------------------------
Kroger Co.(1)                                                      3,400     205,700
-------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                   3,600     219,375
-------------------------------------------------------------------------------------
United Natural Foods, Inc.(1)                                      5,300     127,862
-------------------------------------------------------------------------------------
Whole Foods Market, Inc.(1)                                        2,500     120,937
-------------------------------------------------------------------------------------
William Morrison Supermarkets plc                                 34,000     156,151
                                                                          -----------
                                                                           1,249,784
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.4%
Blyth Industries, Inc.(1)                                          4,100     128,125
-------------------------------------------------------------------------------------
Dial Corp. (The)                                                   6,000     173,250
-------------------------------------------------------------------------------------
Fort James Corp.                                                   4,587     183,480
-------------------------------------------------------------------------------------
L'OREAL                                                              350     253,133
-------------------------------------------------------------------------------------
Premark International, Inc.                                        5,600     193,900
-------------------------------------------------------------------------------------
Reckitt & Colman plc                                               8,000     105,581
                                                                          -----------
                                                                           1,037,469
-------------------------------------------------------------------------------------
ENERGY - 2.3%
-------------------------------------------------------------------------------------
OIL - DOMESTIC - 2.1%
Amoco Corp.                                                        3,800     229,425
-------------------------------------------------------------------------------------
Atlantic Richfield Co.                                             3,700     241,425
-------------------------------------------------------------------------------------
Chevron Corp.                                                      3,300     273,694
-------------------------------------------------------------------------------------
Exxon Corp.                                                        7,200     526,500
-------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                         6,200     104,625
-------------------------------------------------------------------------------------
Total SA, B Shares                                                 1,400     141,854
                                                                          -----------
                                                                           1,517,523

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
OIL - INTERNATIONAL - 0.2%
Shell Transport & Trading Co. plc                                 30,000  $  183,043
-------------------------------------------------------------------------------------
FINANCIAL - 11.1%
-------------------------------------------------------------------------------------
BANKS - 3.2%
Banco Popular Espanol SA                                           2,200     166,136
-------------------------------------------------------------------------------------
Banco Santander SA                                                   120       2,388
-------------------------------------------------------------------------------------
Bank Handlowy W Warszawie, GDR(2)                                  2,800      36,400
-------------------------------------------------------------------------------------
Bank One Corp.                                                     9,500     485,094
-------------------------------------------------------------------------------------
BankBoston Corp.                                                   8,300     323,181
-------------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank                                    1,950     154,312
-------------------------------------------------------------------------------------
Credito Italiano SpA                                              30,000     178,211
-------------------------------------------------------------------------------------
First Union Corp.                                                  8,600     522,988
-------------------------------------------------------------------------------------
Lloyds TSB Group plc                                              18,000     255,166
-------------------------------------------------------------------------------------
Nordbanken Holding AB                                             28,000     179,630
                                                                          -----------
                                                                           2,303,506
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.2%
Cattles plc                                                       15,000     157,303
-------------------------------------------------------------------------------------
Citigroup, Inc.                                                    9,600     475,200
-------------------------------------------------------------------------------------
Fannie Mae                                                         2,800     207,200
-------------------------------------------------------------------------------------
HealthCare Financial Partners, Inc.(1)                             4,400     160,600
-------------------------------------------------------------------------------------
ING Groep NV                                                       3,000     183,037
-------------------------------------------------------------------------------------
Lend Lease Corp. Ltd.                                              8,000     107,890
-------------------------------------------------------------------------------------
Northern Rock plc                                                 20,000     190,339
-------------------------------------------------------------------------------------
Perlis Plantations Berhad(3)                                      25,500      20,937
-------------------------------------------------------------------------------------
Promise Co. Ltd.                                                   1,400      72,689
                                                                          -----------
                                                                           1,575,195
-------------------------------------------------------------------------------------
INSURANCE - 4.2%
AEGON NV                                                           1,800     221,179
-------------------------------------------------------------------------------------
Allstate Corp.                                                     2,500      96,563
-------------------------------------------------------------------------------------
American General Corp.                                             5,700     444,600
-------------------------------------------------------------------------------------
American International Group, Inc.                                 2,500     241,563
-------------------------------------------------------------------------------------
Assicurazioni Generali SpA                                         4,000     167,385
-------------------------------------------------------------------------------------
AXA SA                                                             1,400     203,007
-------------------------------------------------------------------------------------
Cigna Corp.                                                        2,900     224,206
-------------------------------------------------------------------------------------
Conseco, Inc.                                                      3,900     119,194
-------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                 100       5,788
-------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                            1,900     104,263
-------------------------------------------------------------------------------------
HSB Group, Inc.                                                    3,750     153,984
-------------------------------------------------------------------------------------
Irish Life plc                                                    15,000     141,346
-------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                              3,900     292,500

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
INSURANCE (CONTINUED)

Pre-Paid Legal Services, Inc.(1)                                   6,700  $  221,100
-------------------------------------------------------------------------------------
Transamerica Corp.                                                 3,000     346,500
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                           2,300      71,300
                                                                          -----------
                                                                           3,054,478
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.2%
Camden Property Trust                                              7,200     187,200
-------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                      11,400     178,125
-------------------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                                      6,814     152,037
-------------------------------------------------------------------------------------
HRPT Properties Trust                                              9,200     129,375
-------------------------------------------------------------------------------------
Meditrust Corp., Paired Stock                                      5,407      81,781
-------------------------------------------------------------------------------------
Tower Realty Trust, Inc.                                           6,500     130,813
                                                                          -----------
                                                                             859,331
-------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.                                        2,100     192,544
-------------------------------------------------------------------------------------
HEALTHCARE - 6.5%
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.5%
Amgen, Inc.(1)                                                     2,800     292,775
-------------------------------------------------------------------------------------
Fresenius AG, Preference                                             900     189,130
-------------------------------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)                                        2,500     106,875
-------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                                7,800     388,050
-------------------------------------------------------------------------------------
Idexx Laboratories, Inc.(1)                                        2,900      78,028
-------------------------------------------------------------------------------------
Jones Pharma, Inc.                                                 3,500     127,750
-------------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A(1)                             3,900     232,538
-------------------------------------------------------------------------------------
Novartis AG                                                          100     196,507
-------------------------------------------------------------------------------------
Novo-Nordisk AS, B Shares                                          1,500     197,978
-------------------------------------------------------------------------------------
Sanofi SA                                                          1,500     247,046
-------------------------------------------------------------------------------------
Schering AG                                                        1,200     150,943
-------------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                                    4,000     153,642
-------------------------------------------------------------------------------------
Zeneca Group plc                                                   5,000     216,949
                                                                          -----------
                                                                           2,578,211
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.0%
Bard (C.R.), Inc.                                                 13,600     673,200
-------------------------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR                                12,000     144,000
-------------------------------------------------------------------------------------
Olympus Optical Co. Ltd.                                           9,000     103,232
-------------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(1)                            6,200     120,513
-------------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                                   3,900     233,756
-------------------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)                                       5,900      97,940
-------------------------------------------------------------------------------------
Province Healthcare Co.(1)                                         4,400     157,850
-------------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                          6,200     178,638
-------------------------------------------------------------------------------------
SmithKline Beecham plc                                            17,000     236,763

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)

Tenet Healthcare Corp.(1)                                          2,590  $   67,988
-------------------------------------------------------------------------------------
Terumo Corp.                                                       2,000      46,976
-------------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)                                 2,000      59,125
-------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                   500      43,500
                                                                          -----------
                                                                           2,163,481
-------------------------------------------------------------------------------------
TECHNOLOGY - 14.9%
-------------------------------------------------------------------------------------
COMPUTER HARDWARE - 3.7%
3Com Corp.(1)                                                      5,400     241,988
-------------------------------------------------------------------------------------
Apex PC Solutions, Inc.(1)                                         3,900     112,613
-------------------------------------------------------------------------------------
Apple Computer, Inc.(1)                                            4,800     196,500
-------------------------------------------------------------------------------------
Compaq Computer Corp.                                             10,000     419,375
-------------------------------------------------------------------------------------
Electronics for Imaging, Inc.(1)                                   3,000     120,563
-------------------------------------------------------------------------------------
International Business Machines Corp.                              3,700     683,575
-------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                        2,400     241,200
-------------------------------------------------------------------------------------
Network Appliance, Inc.(1)                                         8,200     369,000
-------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                        4,800     145,200
-------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                  2,300      81,794
-------------------------------------------------------------------------------------
VideoServer, Inc.(1)                                               5,300      97,388
                                                                          -----------
                                                                           2,709,196
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 6.9%
Abacus Direct Corp.(1)                                             2,900     131,950
-------------------------------------------------------------------------------------
Applied Micro Circuits Corp.(1)                                    4,400     149,463
-------------------------------------------------------------------------------------
Aware, Inc.(1)                                                     5,700     154,969
-------------------------------------------------------------------------------------
Best Software, Inc.(1)                                             4,800     114,000
-------------------------------------------------------------------------------------
BindView Development Corp.(1)                                      5,400     148,500
-------------------------------------------------------------------------------------
BroadVision, Inc.(1)                                               3,900     124,800
-------------------------------------------------------------------------------------
Concord Communications, Inc.(1)                                    2,300     130,525
-------------------------------------------------------------------------------------
Dendrite International, Inc.(1)                                    7,300     182,272
-------------------------------------------------------------------------------------
Diamond Technology Partners, Inc.(1)                               7,700     147,263
-------------------------------------------------------------------------------------
Documentum, Inc.(1)                                                3,400     181,688
-------------------------------------------------------------------------------------
DSET Corp.(1)                                                     10,000     103,750
-------------------------------------------------------------------------------------
First Data Corp.                                                   2,800      88,725
-------------------------------------------------------------------------------------
Great Plains Software, Inc.(1)                                     3,000     144,750
-------------------------------------------------------------------------------------
IDX Systems Corp.(1)                                               2,900     127,600
-------------------------------------------------------------------------------------
Legato Systems, Inc.(1)                                            3,900     257,156
-------------------------------------------------------------------------------------
Macromedia, Inc.(1)                                                5,200     175,175
-------------------------------------------------------------------------------------
Medical Manager Corp.(1)                                           3,300     103,538
-------------------------------------------------------------------------------------
MedQuist, Inc.(1)                                                  2,100      82,950
-------------------------------------------------------------------------------------
Mercury Interactive Corp.(1)                                       3,800     240,350

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)

Micromuse, Inc.(1)                                                 6,300  $  122,850
-------------------------------------------------------------------------------------
MicroStrategy, Inc.(1)                                             4,500     141,750
-------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                        5,000     331,250
-------------------------------------------------------------------------------------
New Era of Networks, Inc.(1)                                       5,000     220,000
-------------------------------------------------------------------------------------
QuadraMed Corp.(1)                                                 6,100     125,050
-------------------------------------------------------------------------------------
Rational Software Corp.(1)                                         4,300     113,950
-------------------------------------------------------------------------------------
SAP AG, Preference                                                   200      96,006
-------------------------------------------------------------------------------------
Sapient Corp.(1)                                                   3,200     179,200
-------------------------------------------------------------------------------------
Software AG Systems, Inc.(1)                                       4,800      87,000
-------------------------------------------------------------------------------------
SPR, Inc.(1)                                                       3,100      53,475
-------------------------------------------------------------------------------------
SS&C Technologies, Inc.(1)                                         5,900      73,013
-------------------------------------------------------------------------------------
Tier Technologies, Inc., Cl. B(1)                                  5,700      98,325
-------------------------------------------------------------------------------------
TSI International Software Ltd.(1)                                 3,200     153,200
-------------------------------------------------------------------------------------
Veritas Software Corp.(1)                                          3,312     198,513
-------------------------------------------------------------------------------------
Visio Corp.(1)                                                     2,800     102,375
-------------------------------------------------------------------------------------
Wind River Systems, Inc.(1)                                        3,150     148,050
                                                                          -----------
                                                                           5,033,431
-------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.4%
Excel Switching Corp.(1)                                           4,900     186,200
-------------------------------------------------------------------------------------
Tekelec(1)                                                         6,700     110,969
                                                                          -----------
                                                                             297,169
-------------------------------------------------------------------------------------
ELECTRONICS - 2.7%
Bowthorpe plc                                                     19,000     109,312
-------------------------------------------------------------------------------------
Electrocomponents plc                                             23,000     153,680
-------------------------------------------------------------------------------------
Getronics NV                                                       4,000     198,224
-------------------------------------------------------------------------------------
Hoshiden Corp.                                                    10,000     174,128
-------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                          3,900     180,863
-------------------------------------------------------------------------------------
Sony Corp.                                                         1,600     116,274
-------------------------------------------------------------------------------------
TDK Corp.                                                          2,000     182,428
-------------------------------------------------------------------------------------
Uniphase Corp.(1)                                                  3,300     228,938
-------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                     5,700     260,063
-------------------------------------------------------------------------------------
VTech Holdings Ltd.                                               61,000     266,141
-------------------------------------------------------------------------------------
Waters Corp.(1)                                                    1,200     104,700
                                                                          -----------
                                                                           1,974,751
-------------------------------------------------------------------------------------
PHOTOGRAPHY - 1.2%
Eastman Kodak Co.                                                  6,500     468,000
-------------------------------------------------------------------------------------
Xerox Corp.                                                        3,300     389,400
                                                                          -----------
                                                                             857,400

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.7%
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.3%
Bell Atlantic Corp.                                               12,060  $  685,159
-------------------------------------------------------------------------------------
Cable & Wireless Communications plc(1)                            18,000     163,993
-------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                1,500     101,250
-------------------------------------------------------------------------------------
Tele Danmark AS, B Shares                                          2,000     269,941
-------------------------------------------------------------------------------------
Telecom Italia Mobile SpA                                         27,500     203,470
-------------------------------------------------------------------------------------
Telefonica de Espana                                               4,909     218,615
-------------------------------------------------------------------------------------
U S West, Inc.                                                    12,000     775,500
                                                                          -----------
                                                                           2,417,928
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 3.4%
ALLTELL Corp.                                                      8,400     502,425
-------------------------------------------------------------------------------------
AT&T Corp.                                                        11,400     857,850
-------------------------------------------------------------------------------------
Ericsson LM, B Shares                                              7,000     166,676
-------------------------------------------------------------------------------------
Matsushita Communication Industrial Co.                            2,000      94,128
-------------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                                    17     130,896
-------------------------------------------------------------------------------------
Nokia Oyj, A Shares                                                1,200     146,940
-------------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.                                3     123,179
-------------------------------------------------------------------------------------
Telecom Italia SpA                                                23,000     196,677
-------------------------------------------------------------------------------------
Vodafone Group plc                                                16,000     258,383
                                                                          -----------
                                                                           2,477,154
-------------------------------------------------------------------------------------
TRANSPORTATION - 1.3%
-------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.6%
AHL Services, Inc.(1)                                              4,500     140,625
-------------------------------------------------------------------------------------
AMR Corp.(1)                                                       1,300      77,188
-------------------------------------------------------------------------------------
BAA plc                                                           16,000     185,166
-------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                              1,000      52,000
                                                                          -----------
                                                                             454,979
-------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 0.7%
GATX Corp.                                                        10,400     393,900
-------------------------------------------------------------------------------------
MotivePower Industries, Inc.(1)                                    3,300     106,219
                                                                          -----------
                                                                             500,119
-------------------------------------------------------------------------------------
UTILITIES - 5.3%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.5%
CalEnergy, Inc.(1)                                                 2,100      72,844
-------------------------------------------------------------------------------------
Duke Energy Corp.                                                  5,948     381,044
-------------------------------------------------------------------------------------
Endesa SA                                                          6,000     159,219
-------------------------------------------------------------------------------------
FPL Group, Inc.                                                    7,000     431,375
-------------------------------------------------------------------------------------
Houston Industries, Inc.                                           8,900     285,913
-------------------------------------------------------------------------------------
Kansas City Power & Light Co.                                      6,600     195,525
-------------------------------------------------------------------------------------
Montana Power Co.                                                  8,600     486,438

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      NOTE 1
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

United Utilities plc                                              13,000  $  180,084
-------------------------------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)                                       650     168,725
-------------------------------------------------------------------------------------
Western Resources, Inc.                                            5,200     172,900
                                                                          -----------
                                                                           2,534,067
-------------------------------------------------------------------------------------
GAS UTILITIES - 1.8%
Columbia Energy Group                                              3,700     213,675
-------------------------------------------------------------------------------------
El Paso Energy Corp.                                              12,400     431,675
-------------------------------------------------------------------------------------
MCN Energy Group, Inc.                                             5,000      95,313
-------------------------------------------------------------------------------------
National Fuel Gas Co.                                              5,600     253,050
-------------------------------------------------------------------------------------
Questar Corp.                                                     10,800     209,250
-------------------------------------------------------------------------------------
RWE AG, Preference                                                 2,500      90,812
                                                                          -----------
                                                                           1,293,775
                                                                          -----------
Total Common Stocks (Cost $41,116,877)                                    52,461,533
-------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.2%
-------------------------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series A, Non-Vtg.                     1,100      63,250
-------------------------------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred Stock, Series D(3)                     500      52,250
-------------------------------------------------------------------------------------
TCR Holding Corp.:
Series B(1)                                                           88           5
Series C(1)                                                           48           3
Series D(1)                                                          127           7
Series E(1)                                                          263          16
                                                                          -----------
Total Preferred Stocks (Cost $155,356)                                       115,531

                                                              UNITS
-------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-------------------------------------------------------------------------------------
Australis Holdings PTY Ltd./Australia Media Ltd. Wts., Exp.
10/01(3)                                                             100           1
-------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05                        100       2,414
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(3)                200       3,625
-------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(3)                        344      16,426
-------------------------------------------------------------------------------------
Telefonica de Espana Rts., Exp. 1/99                               4,909       4,365
                                                                          -----------
Total Rights, Warrants and Certificates (Cost $2,825)                         26,831

                                                              PRINCIPAL
                                                              AMOUNT
-------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
-------------------------------------------------------------------------------------
Arcadia Automobile Receivables Trust, Automobile
Receivables-Backed Nts.,
Series 1998-B, Cl. A3, 5.95%, 11/15/02                        $   75,000      75,352
-------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/07(3)                                         50,000      50,234
-------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts.,
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                            50,000      50,750
                                                                          -----------
Total Asset-Backed Securities (Cost $174,900)                                176,336

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 0.9%
-------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                           $  100,000  $   99,343
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA, 7%, 3/15/24                   100,000     102,281
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6%, 3/1/09                                                        13,427      13,514
Series 1843, Cl. VB, 7%, 4/15/03                                  15,000      15,319
Series 1849, Cl. VA, 6%, 12/15/10                                 19,551      19,723
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 1542, Cl. QC, 7.504%, 10/15/20(4)                         300,000      39,375
Series 1583, Cl. IC, 7.03%, 1/15/20(4)                           216,903      21,284
-------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                       32,159      32,261
6.50%, 4/1/26                                                     40,535      40,826
7%, 4/1/00                                                        29,658      29,630
-------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg.
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                                           30,627      30,570
-------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit
Pass-Through Certificates, Series 1994-7, Cl. A18, 6%,
2/25/09                                                           99,442      94,999
-------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(5)                         125,000     125,078
                                                                          -----------
Total Mortgage-Backed Obligations (Cost $663,696)                            664,203
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 4.0%
-------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 5.24%, 10/1/08       100,000      99,536
-------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                      400,000     436,625
7.50%, 11/15/16                                                  660,000     820,875
STRIPS, 5.618%, 11/15/18(6)                                      350,000     116,632
-------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                                                  225,000     237,375
5.75%, 8/15/03                                                   150,000     156,609
6.125%, 8/15/07                                                  200,000     218,625
6.50%, 8/15/05                                                   725,000     796,821
                                                                          -----------
Total U.S. Government Obligations (Cost $2,682,185)                        2,883,098
-------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 12.3%
-------------------------------------------------------------------------------------
BASIC MATERIALS - 0.7%
-------------------------------------------------------------------------------------
CHEMICALS - 0.4%
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B,
9/15/07                                                           75,000      60,375
-------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts.,
6/1/20                                                            35,000      47,641
-------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                            35,000      44,771
-------------------------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04(3)                   50,000      53,750
-------------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/15/08(7)                                                        75,000      31,500
-------------------------------------------------------------------------------------
Texas Petrochemicals Corp., 11.125% Sr. Sub. Nts., Series B,
7/1/06                                                            75,000      74,250
                                                                          -----------
                                                                             312,287

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
METALS - 0.2%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                    $   35,000  $   37,409
-------------------------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama), 13.50% First Mtg. Nts.,
Series B, 4/15/03                                                 75,000      24,000
-------------------------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts., Series B, 12/1/04                  75,000      74,812
                                                                          -----------
                                                                             136,221
-------------------------------------------------------------------------------------
PAPER - 0.1%
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04(3)                   50,000      54,250
-------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                    50,000      50,875
                                                                          -----------
                                                                             105,125
-------------------------------------------------------------------------------------
CAPITAL GOODS - 1.6%
-------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.2%
Advance Holding Corp., 0%/12.875% Sr. Disc. Nts., 4/15/09(7)      50,000      29,250
-------------------------------------------------------------------------------------
Advance Stores Co., Inc., 10.25% Sr. Unsec. Sub. Nts.,
Series B, 4/15/08                                                 25,000      25,375
-------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc., 11.50% Sr. Nts.,
Series B, 4/1/02(3)                                              125,000     130,937
-------------------------------------------------------------------------------------
Employee Solutions, Inc., 10% Sr. Unsec. Nts., Series B,
10/15/04(3)                                                       75,000      56,625
-------------------------------------------------------------------------------------
Jordan Telecommunication Products, Inc., 9.875% Sr. Nts.,
Series B, 8/1/07                                                  50,000      49,750
-------------------------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25% Sr. Sub. Nts., 5/1/07(3)       50,000      50,000
-------------------------------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr. Sub. Nts., Series B,
10/15/07(3)                                                       50,000      49,750
-------------------------------------------------------------------------------------
Mrs. Fields Holding Co., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sec. disc. nts., 12/1/05 and
warrants to purchase shares of common stock)(3)(7)(8)            100,000      57,500
-------------------------------------------------------------------------------------
Ocean Energy, Inc., 8.375% Sr. Unsec. Sub. Nts., Series B,
7/1/08                                                            50,000      46,750
-------------------------------------------------------------------------------------
Production Resource Group, LLC/PRG Finance Corp., 11.50% Sr.
Unsec. Sub. Nts., 1/15/08(3)                                      75,000      73,875
-------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 6.55% Nts., 1/20/07(2)                    75,000      72,539
-------------------------------------------------------------------------------------
Simonds Industries, Inc., 10.25% Sr. Sub. Nts., 7/1/08(3)         50,000      51,250
-------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                              50,000      52,768
-------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 0%/12.50% Sr. Disc. Debs.,
6/1/08(3)(7)                                                      75,000      36,000
-------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01          75,000      75,799
-------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B,
12/1/06                                                           40,000      39,636
                                                                          -----------
                                                                             897,804
-------------------------------------------------------------------------------------
MANUFACTURING - 0.4%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                           75,000      75,975
-------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Nts., Series B,
8/1/07(3)                                                         75,000      76,875
-------------------------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05(3)              50,000      51,250
-------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07      50,000      49,250
-------------------------------------------------------------------------------------
U.S. Filter Corp., 6.375% Bonds, 5/15/01                          75,000      74,502
                                                                          -----------
                                                                             327,852
-------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.7%
-------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Ainsworth Lumber, Inc., 12.50% Sr. Nts., 7/15/07(9)               75,000      75,000
-------------------------------------------------------------------------------------
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99           43,000      43,215

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
AUTOS & HOUSING (CONTINUED)

Black & Decker Corp., 6.625% Nts., 11/15/00                   $   15,000  $   15,256
-------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B,
7/15/07                                                           75,000      64,875
-------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts.,
6/15/07                                                           75,000      78,000
                                                                          -----------
                                                                             276,346
-------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.3%
American Skiing Corp., 12% Sr. Sub. Nts., Series B,
7/15/06(3)                                                        50,000      52,250
-------------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr. Sub. Nts., Series B,
8/1/04                                                            50,000      45,750
-------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp., 9.875% Sr. Sub. Nts.,
Series B, 10/15/07                                                75,000      73,875
-------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                     50,000      55,625
-------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., Series
B, 8/15/03                                                        50,000      56,750
-------------------------------------------------------------------------------------
Colorado Gaming & Entertainment Co., 12% Sr. Sec. Nts.,
6/1/03(3)                                                         75,000      80,625
-------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts., 6/1/02                          50,000      50,415
-------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05           75,000      73,500
-------------------------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Gtd. Sr. Sec. Nts., 11/1/03        75,000      79,875
-------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07               50,000      51,875
-------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut), 13.50% Sr.
Sec. Nts., Series B, 11/15/02                                     50,000      60,250
-------------------------------------------------------------------------------------
Players International, Inc., 10.875% Sr. Nts., 4/15/05            75,000      80,812
-------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05          50,000      54,750
-------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00          50,000      46,000
-------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07               75,000      78,750
                                                                          -----------
                                                                             941,102
-------------------------------------------------------------------------------------
MEDIA - 1.5%
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                                 75,000      84,375
-------------------------------------------------------------------------------------
Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series
B, 2/1/08                                                         75,000      76,125
-------------------------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts.,
11/1/02(3)(7)                                                    100,000       5,250
-------------------------------------------------------------------------------------
Big Flower Press Holdings, Inc., 8.625% Sr. Sub. Nts.,
12/1/08(2)                                                        75,000      76,125
-------------------------------------------------------------------------------------
Century Communications Corp., 9.75% Sr. Nts., 2/15/02             50,000      54,250
-------------------------------------------------------------------------------------
Century Communications Corp., Zero Coupon Sr. Disc. Nts.,
Series B, 8.511%, 1/15/08(6)                                      50,000      25,250
-------------------------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                    50,000      53,500
-------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                 50,000      54,750
-------------------------------------------------------------------------------------
Diva Systems Corp., Units (each unit consists of $1,000
principal amount of 0%/12.625% sr. disc. nts., 3/1/08 and
three warrants to purchase three shares of common
stock)(2)(7)(8)                                                  100,000      41,500
-------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(7)                                            50,000      50,125
-------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., Series
B, 4/15/10(7)                                                    100,000      69,000
-------------------------------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875% Sr. Nts., 8/15/07                25,000      25,625
-------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr.
Sub. Nts., 3/15/07                                                75,000      79,500
-------------------------------------------------------------------------------------
Interepublic National Radio Sales Corp., 10% Sr. Unsec. Sub.
Nts., 7/1/08(3)                                                   50,000      51,750

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
MEDIA (CONTINUED)

James Cable Partners LP, 10.75% Sr. Nts., Series B, 8/15/04   $   50,000  $   52,250
-------------------------------------------------------------------------------------
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(7)          75,000      75,937
-------------------------------------------------------------------------------------
MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06           75,000      76,875
-------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05        50,000      53,250
-------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 11% Sr. Nts., 3/15/04         50,000      53,250
-------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr. Sub. Nts.,
2/15/07                                                           50,000      16,750
-------------------------------------------------------------------------------------
United International Holdings, Inc., 0%/10.75% Sr. Disc.
Nts., Series B, 2/15/08(7)                                       100,000      54,500
                                                                          -----------
                                                                           1,129,937
-------------------------------------------------------------------------------------
RETAIL: GENERAL - 0.3%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts.,
9/1/01(5)                                                         75,000      75,878
-------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                 40,000      43,060
-------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., Series A, 12/1/06      75,000      79,500
                                                                          -----------
                                                                             198,438
-------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 0.2%
K Mart Corp., 7.75% Debs., 10/1/12                                50,000      51,517
-------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                75,000      78,937
                                                                          -----------
                                                                             130,454
-------------------------------------------------------------------------------------
CONSUMER STAPLES - 0.7%
-------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.1%
Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07              75,000      79,125
-------------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts.,
5/15/05                                                           75,000      77,400
-------------------------------------------------------------------------------------
FOOD - 0.3%
AmeriServe Food Distribution, Inc., 8.875% Sr. Nts.,
10/15/06                                                          75,000      69,750
-------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                 40,000      40,389
-------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                100,000     107,473
                                                                          -----------
                                                                             217,612
-------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.1%
Jitney-Jungle Stores of America, Inc., 10.375% Sr. Sub.
Nts., 9/15/07                                                     50,000      51,500
-------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                        35,000      38,905
-------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec. Sub. Nts.,
2/1/08                                                            75,000      68,625
                                                                          -----------
                                                                             107,530
-------------------------------------------------------------------------------------
ENERGY - 0.7%
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                           15,000      16,078
-------------------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub. Nts., Series B, 2/15/07          75,000      55,875
-------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17               50,000      45,219
-------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23            35,000      37,847
-------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                   50,000      53,273

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS (CONTINUED)

RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08             $   75,000  $   52,875
-------------------------------------------------------------------------------------
Southwest Royalties, Inc., 10.50% Sr. Nts., Series B,
10/15/04                                                          75,000      30,375
-------------------------------------------------------------------------------------
Transamerican Energy Corp., 11.50% Sr. Nts., Series B,
6/15/02(3)                                                        50,000      16,250
-------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                                            25,000      25,725
                                                                          -----------
                                                                             333,517
-------------------------------------------------------------------------------------
OIL - DOMESTIC - 0.1%
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                 50,000      50,569
-------------------------------------------------------------------------------------
Standard Oil, 9% Gtd. Debs., 6/1/19                               15,000      15,163
                                                                          -----------
                                                                              65,732
-------------------------------------------------------------------------------------
OIL - INTERNATIONAL - 0.1%
Abraxas Petroleum Corp./CDN Abraxas Petroleum Ltd., 11.50%
Sr. Unsec. Nts.,
Series D, 11/1/04                                                 50,000      38,000
-------------------------------------------------------------------------------------
FINANCIAL - 1.2%
-------------------------------------------------------------------------------------
BANKS - 0.1%
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                  50,000      48,131
-------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01          15,000      16,450
-------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                 15,000      15,199
                                                                          -----------
                                                                              79,780
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.6%
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(2)                                              50,000      57,715
-------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                  40,000      39,370
-------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series
D, 3/1/01                                                         90,000      90,374
-------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A,
8/27/01                                                           75,000      75,836
-------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01             25,000      25,089
-------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts., 8/1/01(2)                        75,000      73,965
-------------------------------------------------------------------------------------
Olympic Financial Ltd., Units (each unit consists of $1,000
principal amount of 11.50% sr. nts., 3/15/07 and one warrant
to purchase 6.84 shares of common stock)(3)(8)                    75,000      56,625
                                                                          -----------
                                                                             418,974
-------------------------------------------------------------------------------------
INSURANCE - 0.2%
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                 50,000      47,965
-------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01                                75,000      71,929
-------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01            15,000      15,361
                                                                          -----------
                                                                             135,255
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01      80,000      79,488
-------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                         50,000      50,422
-------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03                 75,000      74,227
                                                                          -----------
                                                                             204,137

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
HEALTHCARE - 0.6%
-------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc., 9.25% Sr. Sub. Nts.,
Series A, 1/15/08                                             $   50,000  $   47,000
-------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.5%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01               30,000      29,785
-------------------------------------------------------------------------------------
Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06           25,000      27,875
-------------------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr. Nts., 11/15/08(2)             75,000      76,125
-------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series
B, 11/1/07                                                        75,000      72,188
-------------------------------------------------------------------------------------
Paracelsus Healthcare Corp., 10% Sr. Unsec. Sub. Nts.,
8/15/06(3)                                                        50,000      45,250
-------------------------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr. Nts., 7/15/04                  50,000      52,625
-------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                      50,000      51,808
                                                                          -----------
                                                                             355,656
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.4%
-------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
Teligent, Inc., 11.50% Sr. Nts., 12/1/07                          75,000      70,500
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 2.3%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F,
5/15/01                                                           75,000      74,046
-------------------------------------------------------------------------------------
Coaxial Communications, Inc., 10% Sr. Unsec. Nts.,
8/15/06(3)                                                        75,000      77,813
-------------------------------------------------------------------------------------
Comcast Cellular Communications, Inc., 9.50% Sr. Nts.,
5/1/07                                                            75,000      79,875
-------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(7)                                                       50,000      42,500
-------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/10.75% Sr. Disc. Nts.,
2/15/07(7)                                                        75,000      53,250
-------------------------------------------------------------------------------------
e.spire Communications, Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(7)                                                       100,000      75,500
-------------------------------------------------------------------------------------
Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08              75,000      75,375
-------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(7)        75,000      54,188
-------------------------------------------------------------------------------------
Hermes Europe Railtel BV, 10.375% Sr. Nts., 1/15/09(2)(10)        75,000      76,125
-------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 3/15/07(7)        100,000      65,000
-------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06(7)                                        150,000     123,750
-------------------------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp., 11.25% Sr. Nts., Series
C/EN, 7/15/05                                                     75,000      64,875
-------------------------------------------------------------------------------------
Level 3 Communications, Inc., 9.125% Sr. Unsec. Nts., 5/1/08      75,000      74,438
-------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc. Nts.,
Series B, 6/1/06(7)                                               50,000      37,375
-------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
8/15/04(7)                                                        50,000      48,750
-------------------------------------------------------------------------------------
Optel, Inc., 11.50% Sr. Unsec. Nts., 7/1/08                       50,000      49,000
-------------------------------------------------------------------------------------
Price Communications Cellular Holdings, Inc., 11.25% Sr.
Nts., 8/15/08(9)                                                  50,000      47,500
-------------------------------------------------------------------------------------
PSINet, Inc., 11.50% Sr. Nts., 11/1/08(2)                         50,000      52,625
-------------------------------------------------------------------------------------
Qwest Communications International, Inc., 0%/9.47% Sr. Disc.
Nts., 10/15/07(7)                                                 75,000      58,313
-------------------------------------------------------------------------------------
RSL Communications plc, 9.125% Sr. Unsec. Nts., 3/1/08            50,000      46,250
-------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
Nts., 8/15/06                                                     75,000      87,000
-------------------------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr. Unsec. Bonds, Series B,
6/30/07                                                           75,000      71,625
-------------------------------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(7)                                25,000      21,000
9.625% Sr. Debs., 10/1/06                                         25,000      25,875

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                          MARKET
                                                              PRINCIPAL   VALUE
                                                              AMOUNT      NOTE 1
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY (CONTINUED)

US West Capital Funding, Inc., 6.125% Nts., 7/15/02           $   75,000  $   76,759
-------------------------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07              50,000      53,250
-------------------------------------------------------------------------------------
Winstar Communications, Inc., 0%/14% Sr. Disc. Nts.,
10/15/05(7)                                                       50,000      35,750
                                                                          -----------
                                                                           1,647,807
-------------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
-------------------------------------------------------------------------------------
AIR TRANSPORTATION - 0.1%
Canadian Airlines Corp., 12.25% Sr. Nts., 8/1/06                  75,000      51,375
-------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.375% Unsec. Nts., 3/1/06           75,000      47,625
                                                                          -----------
                                                                              99,000
-------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 0.2%
CSX Corp., 7.05% Debs., 5/1/02                                    75,000      78,365
-------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                       50,000      55,179
-------------------------------------------------------------------------------------
Union Pacific Corp., 7% Nts., 6/15/00                             15,000      15,288
                                                                          -----------
                                                                             148,832
-------------------------------------------------------------------------------------
SHIPPING - 0.0%
Golden Ocean Group Ltd., 10% Sr. Unsec. Nts., 8/31/01             50,000      15,000
-------------------------------------------------------------------------------------
UTILITIES - 0.4%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
AES Corp., 8% Sr. Nts., 12/31/08                                  50,000      49,529
-------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series
C, 7/1/01                                                         75,000      76,540
                                                                          -----------
                                                                             126,069
-------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01         50,000      50,782
-------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                   50,000      53,372
-------------------------------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts., 8/1/02                           75,000      75,247
                                                                          -----------
                                                                             179,401
                                                                          -----------
Total Non-Convertible Corporate Bonds and Notes (Cost
$9,341,234)                                                                8,953,393
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.4%
-------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 4.85%, dated
12/31/98, to be repurchased at $7,599,093 on 1/4/99,
collateralized by U.S. Treasury Nts., 7.75%, 11/30/99, with
a value of $7,760,518 (Cost $7,595,000)                        7,595,000   7,595,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $61,732,073)                     100.0% 72,875,925
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                               (0.0)    (26,772 )
                                                              ----------  -----------
NET ASSETS                                                         100.0% $72,849,153
                                                              ----------  -----------
                                                              ----------  -----------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $767,934 or 1.05% of the Fund's net assets as of December 31, 1998.

3. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

9. Interest or dividend is paid in kind.

10. When-issued security to be delivered and settled after December 31, 1998.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                           TOTAL                             GOVERNMENT
                           RETURN            GROWTH          SECURITIES
                           PORTFOLIO         PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
ASSETS
Investments, at value
(cost *) (including
repurchase
agreements **) - see
accompanying statements    $ 1,345,914,709   $ 925,715,939   $ 24,436,187
-------------------------------------------------------------------------
Cash                               184,635         132,602        201,864
-------------------------------------------------------------------------
Receivables:
Dividends, interest and
principal paydowns               6,925,648       1,034,074        303,903
Shares of capital stock
sold                               207,463         131,967            316
Investments sold                 6,383,315       8,110,058             --
Daily variation on
futures contracts - see
applicable note                    458,150              --             --
Other                               18,041          11,551          1,728
                           ---------------   -------------   ------------
Total assets                 1,360,091,961     935,136,191     24,943,998
-------------------------------------------------------------------------
LIABILITIES
Payables and other
liabilities:
Investments purchased           15,394,819      14,928,624             --
Shares of capital stock
redeemed                           734,711       1,251,364          5,999
Custodian fees                       9,745          15,214            319
Legal and auditing fees             24,427          19,888          7,336
Shareholder reports                  8,804           9,310          4,631
Registration and filing
fees                                33,218          38,666             --
Transfer and shareholder
servicing agent fees                 2,035             483            616
Other                                1,823           1,183            468
                           ---------------   -------------   ------------
Total liabilities               16,209,582      16,264,732         21,119
-------------------------------------------------------------------------
NET ASSETS                 $ 1,343,882,379   $ 918,871,459   $ 24,922,879
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------
-------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of
capital stock              $       704,410   $     280,759   $     22,014
-------------------------------------------------------------------------
Additional paid-in
capital                      1,116,469,294     690,886,056     22,932,372
-------------------------------------------------------------------------
Undistributed net
investment income               42,986,942      10,166,774      1,337,809
-------------------------------------------------------------------------
Accumulated net realized
gain (loss) from
investments
and foreign currency
transactions                    36,977,889      33,277,597       (609,390)
-------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments and
translation of assets and
liabilities
denominated in foreign
currencies                     146,743,844     184,260,273      1,240,074
                           ---------------   -------------   ------------
Net assets                 $ 1,343,882,379   $ 918,871,459   $ 24,922,879
                           ---------------   -------------   ------------
                           ---------------   -------------   ------------
-------------------------------------------------------------------------
SHARES OF CAPITAL STOCK
OUTSTANDING                    704,410,395     280,759,431     22,014,005
-------------------------------------------------------------------------
NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE   $          1.91   $        3.27   $       1.13
*Cost                      $ 1,209,354,422   $ 741,455,666   $ 23,170,302
**Repurchase agreements    $    57,700,000   $  23,800,000   $  1,100,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (CONTINUED)

                                            LIFESPAN                      LIFESPAN
                           INTERNATIONAL    DIVERSIFIED    LIFESPAN       CAPITAL
                           EQUITY           INCOME         BALANCED       APPRECIATION
                           PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS
Investments, at value
(cost *) (including
repurchase
agreements **) - see
accompanying statements     $ 103,104,406   $ 43,181,713   $ 85,648,910    $ 72,875,925
---------------------------------------------------------------------------------------
Cash                               80,720         24,394         24,087           8,711
---------------------------------------------------------------------------------------
Receivables:
Dividends, interest and
principal paydowns                235,016        540,697        661,782         355,429
Shares of capital stock
sold                              136,018         18,567             --           6,017
Investments sold                       --        122,959        386,207         431,294
Daily variation on
futures contracts - see
applicable note                        --             --             --              --
Other                               3,447          2,479          3,347           2,847
                           --------------   ------------   ------------   -------------
Total assets                  103,559,607     43,890,809     86,724,333      73,680,223
---------------------------------------------------------------------------------------
LIABILITIES
Payables and other
liabilities:
Investments purchased                  --        185,290        771,738         802,587
Shares of capital stock
redeemed                          122,977             --         46,561              --
Custodian fees                     11,579          7,600          7,039           2,364
Legal and auditing fees             9,507          7,052          9,010           8,981
Shareholder reports                 7,818          7,166          9,760          12,396
Registration and filing
fees                                2,337          2,742          4,918           3,209
Transfer and shareholder
servicing agent fees                1,058          1,238          1,029           1,077
Other                                 583            640            868             456
                           --------------   ------------   ------------   -------------
Total liabilities                 155,859        211,728        850,923         831,070
---------------------------------------------------------------------------------------
NET ASSETS                  $ 103,403,748   $ 43,679,081   $ 85,873,410    $ 72,849,153
                           --------------   ------------   ------------   -------------
                           --------------   ------------   ------------   -------------
---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of
capital stock               $      65,895   $     37,415   $     67,155    $     53,763
---------------------------------------------------------------------------------------
Additional paid-in
capital                        76,649,719     39,532,136     73,932,226      61,270,795
---------------------------------------------------------------------------------------
Undistributed net
investment income                 576,688      2,150,194      2,595,467       1,570,493
---------------------------------------------------------------------------------------
Accumulated net realized
gain (loss) from
investments
and foreign currency
transactions                      216,254        555,096       (955,181)     (1,189,648)
---------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments and
translation of assets and
liabilities
denominated in foreign
currencies                     25,895,192      1,404,240     10,233,743      11,143,750
                           --------------   ------------   ------------   -------------
Net assets                  $ 103,403,748   $ 43,679,081   $ 85,873,410    $ 72,849,153
                           --------------   ------------   ------------   -------------
                           --------------   ------------   ------------   -------------
---------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK
OUTSTANDING                    65,894,927     37,415,435     67,154,567      53,762,813
---------------------------------------------------------------------------------------
NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE    $        1.57   $       1.17   $       1.28    $       1.36
*Cost                       $  77,209,375   $ 41,777,473   $ 75,415,118    $ 61,732,073
**Repurchase agreements     $   2,800,000   $  4,706,000   $  8,831,000    $  7,595,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                           TOTAL                          GOVERNMENT
                           RETURN          GROWTH         SECURITIES
                           PORTFOLIO       PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of
withholding taxes of *)    $  41,622,822   $  4,937,302   $ 1,519,588
---------------------------------------------------------------------
Dividends (net of
withholding taxes of **)       8,395,507      9,934,645            --
                           -------------   ------------   -----------
Total income                  50,018,329     14,871,947     1,519,588
---------------------------------------------------------------------
EXPENSES
Custodian fees and
expenses                          46,333         31,729           264
---------------------------------------------------------------------
Shareholder reports               11,957         12,315         6,434
---------------------------------------------------------------------
Accounting service fees -
see applicable note               15,000         15,000        15,000
---------------------------------------------------------------------
Legal and auditing fees           46,592         23,931         6,599
---------------------------------------------------------------------
Insurance expenses                14,271          6,923         1,390
---------------------------------------------------------------------
Directors' fees and
expenses                          36,750          4,477         1,305
---------------------------------------------------------------------
Registration and filing
fees                              32,541         38,345            --
---------------------------------------------------------------------
Management fees - see
applicable note                6,893,133      4,523,009       126,217
---------------------------------------------------------------------
Transfer and shareholder
servicing agent fees -
see applicable note                4,274          2,358         2,873
---------------------------------------------------------------------
Other                              2,196          2,304         2,630
                           -------------   ------------   -----------
Total expenses                 7,103,047      4,660,391       162,712
---------------------------------------------------------------------
NET INVESTMENT INCOME         42,915,282     10,211,556     1,356,876
---------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
Investments                   17,806,759     33,310,716       (66,552)
Closing of futures
contracts                     20,330,587             --       (73,575)
Foreign currency
transactions                          --             --            --
Net change in unrealized
appreciation or
depreciation on:
Investments                   54,372,054     24,320,298       627,658
Translation of assets and
liabilities denominated
in
foreign currencies                    --             --            --
                           -------------   ------------   -----------
Net realized and
unrealized gain (loss)        92,509,400     57,631,014       487,531
---------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                 $ 135,424,682   $ 67,842,570   $ 1,844,407
                           -------------   ------------   -----------
                           -------------   ------------   -----------
*Withholding taxes -
interest                   $          --   $         --   $        --
**Withholding taxes -
dividends                  $          --   $         --   $        --

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (CONTINUED)

                                            LIFESPAN                     LIFESPAN
                           INTERNATIONAL    DIVERSIFIED    LIFESPAN      CAPITAL
                           EQUITY           INCOME         BALANCED      APPRECIATION
                           PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of
withholding taxes of *)      $    247,798    $ 2,211,127   $ 2,696,623     $ 1,492,845
--------------------------------------------------------------------------------------
Dividends (net of
withholding taxes of **)        1,427,931        271,334       641,115         737,026
                           --------------   ------------   -----------   -------------
Total income                    1,675,729      2,482,461     3,337,738       2,229,871
--------------------------------------------------------------------------------------
EXPENSES
Custodian fees and
expenses                           31,773            264         7,274           6,447
--------------------------------------------------------------------------------------
Shareholder reports                 9,979          3,245        12,530          13,901
--------------------------------------------------------------------------------------
Accounting service fees -
see applicable note                15,000         15,000        15,000          15,000
--------------------------------------------------------------------------------------
Legal and auditing fees            11,802          4,631        10,815           6,717
--------------------------------------------------------------------------------------
Insurance expenses                  3,262          2,586         3,044           2,741
--------------------------------------------------------------------------------------
Directors' fees and
expenses                            3,018          2,624         3,035           3,121
--------------------------------------------------------------------------------------
Registration and filing
fees                                2,339          2,696         4,814           3,167
--------------------------------------------------------------------------------------
Management fees - see
applicable note                   945,935        287,965       648,865         567,142
--------------------------------------------------------------------------------------
Transfer and shareholder
servicing agent fees -
see applicable note                 2,959          3,157         2,859           2,865
--------------------------------------------------------------------------------------
Other                               3,528            257         1,936           2,416
                           --------------   ------------   -----------   -------------
Total expenses                  1,029,595        322,425       710,172         623,517
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME             646,134      2,160,036     2,627,566       1,606,354
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
Investments                     1,628,113        570,917      (785,225)     (1,012,512)
Closing of futures
contracts                              --             --            --              --
Foreign currency
transactions                   (1,399,644)            --      (163,659)       (165,269)
Net change in unrealized
appreciation or
depreciation on:
Investments                     9,699,026       (928,198)    2,130,211       2,684,474
Translation of assets and
liabilities denominated
in
foreign currencies              5,242,221             --       632,075         687,122
                           --------------   ------------   -----------   -------------
Net realized and
unrealized gain (loss)         15,169,716       (357,281)    1,813,402       2,193,815
--------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                   $ 15,815,850    $ 1,802,755   $ 4,440,968     $ 3,800,169
                           --------------   ------------   -----------   -------------
                           --------------   ------------   -----------   -------------
*Withholding taxes -
interest                     $         --    $       289   $       722     $       433
**Withholding taxes -
dividends                    $    146,782    $        --   $    18,142     $    21,582

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                         TOTAL
                                        RETURN                             GROWTH
                                       PORTFOLIO                         PORTFOLIO
                                      1998              1997             1998            1997
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income      $    42,915,282   $    43,104,000   $   10,211,556   $   9,988,627
---------------------------------------------------------------------------------------------
Net realized gain (loss)        38,137,346       144,786,846       33,310,716     108,263,083
---------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                    54,372,054        14,497,050       24,320,298      45,697,012
                           ---------------   ---------------   --------------   -------------
Net increase in net
assets resulting from
operations                     135,424,682       202,387,896       67,842,570     163,948,722
---------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income              (42,620,811)      (38,831,970)      (9,799,624)     (6,502,490)
---------------------------------------------------------------------------------------------
Distributions from net
realized gain                 (144,299,156)      (95,341,180)    (107,624,371)    (46,127,035)
---------------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2          116,654,347        88,432,903      137,081,544     133,829,865
---------------------------------------------------------------------------------------------
NET ASSETS
Total increase                  65,159,062       156,647,649       87,500,119     245,149,062
---------------------------------------------------------------------------------------------
Beginning of period          1,278,723,317     1,122,075,668      831,371,340     586,222,278
                           ---------------   ---------------   --------------   -------------
End of period              $ 1,343,882,379   $ 1,278,723,317   $  918,871,459   $ 831,371,340
                           ---------------   ---------------   --------------   -------------
                           ---------------   ---------------   --------------   -------------
Undistributed net
investment income          $    42,986,942   $    42,609,690   $   10,166,774   $   9,770,088

                                   GOVERNMENT                   INTERNATIONAL
                                   SECURITIES                       EQUITY
                                    PORTFOLIO                     PORTFOLIO
                                   1998           1997            1998           1997
-------------------------------------------------------------------------------------
OPERATIONS
Net investment income      $  1,356,876   $  1,373,656   $     646,134   $    527,431
-------------------------------------------------------------------------------------
Net realized gain (loss)       (140,127)       (69,942)        228,469      2,662,634
-------------------------------------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                    627,658        644,731      14,941,247      2,591,115
                           ------------   ------------   -------------   ------------
Net increase in net
assets resulting from
operations                    1,844,407      1,948,445      15,815,850      5,781,180
-------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income            (1,367,579)    (1,463,333)       (404,500)      (407,257)
-------------------------------------------------------------------------------------
Distributions from net
realized gain                        --             --      (2,680,566)    (1,170,863)
-------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2           727,031         (1,670)      8,415,516     15,468,927
-------------------------------------------------------------------------------------
NET ASSETS
Total increase                1,203,859        483,442      21,146,300     19,671,987
-------------------------------------------------------------------------------------
Beginning of period          23,719,020     23,235,578      82,257,448     62,585,461
                           ------------   ------------   -------------   ------------
End of period              $ 24,922,879   $ 23,719,020   $ 103,403,748   $ 82,257,448
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
Undistributed net
investment income          $  1,337,809   $  1,356,173   $     576,688   $    390,416

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)

                                    LIFESPAN
                                   DIVERSIFIED                    LIFESPAN
                                     INCOME                       BALANCED
                                    PORTFOLIO                     PORTFOLIO
                                   1998           1997           1998           1997
------------------------------------------------------------------------------------
OPERATIONS
Net investment income      $  2,160,036   $  1,675,773   $  2,627,566   $  2,045,313
------------------------------------------------------------------------------------
Net realized gain (loss)        570,917        298,037       (948,884)     2,515,126
------------------------------------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                   (928,198)     1,310,516      2,762,286      2,434,472
                           ------------   ------------   ------------   ------------
Net increase in net
assets resulting from
operations                    1,802,755      3,284,326      4,440,968      6,994,911
------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income            (1,661,998)    (1,155,828)    (1,965,841)    (1,134,469)
------------------------------------------------------------------------------------
Distributions from net
realized gain                  (294,680)       (41,610)    (2,467,048)      (612,613)
------------------------------------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2         9,717,189      6,754,828     17,172,548     12,108,631
------------------------------------------------------------------------------------
NET ASSETS
Total increase                9,563,266      8,841,716     17,180,627     17,356,460
------------------------------------------------------------------------------------
Beginning of period          34,115,815     25,274,099     68,692,783     51,336,323
                           ------------   ------------   ------------   ------------
End of period              $ 43,679,081   $ 34,115,815   $ 85,873,410   $ 68,692,783
                           ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------
Undistributed net
investment income          $  2,150,194   $  1,650,130   $  2,595,467   $  1,955,234

                                    LIFESPAN
                                     CAPITAL
                                  APPRECIATION
                                    PORTFOLIO
                                   1998           1997
------------------------------------------------------
OPERATIONS
Net investment income      $  1,606,354   $  1,214,368
------------------------------------------------------
Net realized gain (loss)     (1,177,781)     2,533,295
------------------------------------------------------
Net change in unrealized
appreciation or
depreciation                  3,371,596      2,665,698
                           ------------   ------------
Net increase in net
assets resulting from
operations                    3,800,169      6,413,361
------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net
investment income            (1,183,734)      (402,394)
------------------------------------------------------
Distributions from net
realized gain                (2,498,475)    (1,024,277)
------------------------------------------------------
CAPITAL STOCK
TRANSACTIONS
Net increase (decrease)
in net assets resulting
from
capital stock
transactions - Note 2        11,351,711     14,398,598
------------------------------------------------------
NET ASSETS
Total increase               11,469,671     19,385,288
------------------------------------------------------
Beginning of period          61,379,482     41,994,194
                           ------------   ------------
End of period              $ 72,849,153   $ 61,379,482
                           ------------   ------------
                           ------------   ------------
Undistributed net
investment income          $  1,570,493   $  1,170,826

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                  1998         1997         1996(1)      1995         1994
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                             $2.00        $1.91        $1.75        $1.51        $1.65
----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                .06          .07          .07          .07          .06
Net realized and unrealized
gain (loss)                          .14          .25          .11          .30         (.09)
----------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                .20          .32          .18          .37         (.03)
----------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                              (.07)        (.07)        (.01)        (.07)        (.06)
Distributions from net
realized gain                       (.22)        (.16)        (.01)        (.06)        (.05)
----------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders       (.29)        (.23)        (.02)        (.13)        (.11)
----------------------------------------------------------------------------------------------
Net asset value, end of period     $1.91        $2.00        $1.91        $1.75        $1.51
                                  --------     --------     --------     --------     --------
                                  --------     --------     --------     --------     --------
----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                           10.90%       18.81%       10.14%       24.66%       (1.97)%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
millions)                         $1,344       $1,279       $1,122         $994         $742
----------------------------------------------------------------------------------------------
Average net assets (in
millions)                         $1,299       $1,208       $1,058         $864(3)      $687(3)
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income               3.30%        3.57%        4.12%        4.48%        4.21%
Expenses                            0.55%        0.55%        0.55%        0.59%        0.56%
----------------------------------------------------------------------------------------------
Portfolio turnover rate(4)          92.5%       103.5%       104.3%        62.3%        88.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,069,202,081 and $1,113,803,553, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------
                                1998              1997         1996(1)      1995         1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $3.45        $2.98        $2.53        $1.97        $2.08
-------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .04          .04          .04          .04          .03
Net realized and unrealized
gain (loss)                               .26          .69          .43          .71         (.04)
-------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                     .30          .73          .47          .75         (.01)
-------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.04)        (.03)        (.01)        (.04)        (.03)
Distributions from net
realized gain                            (.44)        (.23)        (.01)        (.15)        (.07)
-------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders            (.48)        (.26)        (.02)        (.19)        (.10)
-------------------------------------------------------------------------------------------------
Net asset value, end of period          $3.27        $3.45        $2.98        $2.53        $1.97
                                        -----     --------     --------     --------     --------
                                        -----     --------     --------     --------     --------
-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                                 8.43%       26.37%       18.87%       38.06%       (0.51)%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $     918,871     $831,371     $586,222     $405,935     $230,195
-------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $     877,874     $721,555     $494,281     $303,193(3)  $198,879(3)
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.16%        1.38%        1.63%        2.01%        1.87%
Expenses                                 0.53%        0.54%        0.58%        0.66%        0.67%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               97.8%        91.8%        82.5%        69.3%        97.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $853,990,249 and $769,342,848, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                  1998         1997         1996(1)      1995         1994
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                               $1.11        $1.09        $1.07        $0.95        $1.06
----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                  .06          .07          .07          .06          .06
Net realized and unrealized
gain (loss)                            .03          .02         (.05)         .12         (.11)
----------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                  .09          .09          .02          .18         (.05)
----------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment
income                                (.07)        (.07)          --(2)      (.06)        (.06)
----------------------------------------------------------------------------------------------
Total dividends to
shareholders                          (.07)        (.07)          --         (.06)        (.06)
----------------------------------------------------------------------------------------------
Net asset value, end of period       $1.13        $1.11        $1.09        $1.07        $0.95
                                  --------     --------     --------     --------     --------
                                  --------     --------     --------     --------     --------
----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                              8.14%        8.82%        1.93%       18.91%       (4.89)%
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                        $ 24,923     $ 23,719     $ 23,236     $ 24,309     $ 18,784
----------------------------------------------------------------------------------------------
Average net assets (in
thousands)                        $ 24,044     $ 23,034     $ 23,880     $ 23,157(4)  $ 17,589(4)
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.64%        5.96%        6.11%        6.08%        6.04%
Expenses                              0.68%        0.67%        0.62%        0.71%        0.85%
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)            43.1%         0.0%         6.0%        54.7%       102.3%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Less than $0.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $9,974,241 and $8,600,233, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------
                                1998              1997         1996(1)      1995         1994
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.36        $1.29        $1.15        $1.09        $1.09
-------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)              .01          .01          .02          .03         (.01)
Net realized and unrealized
gain                                      .25          .09          .13          .08          .03
-------------------------------------------------------------------------------------------------
Total income from investment
operations                                .26          .10          .15          .11          .02
-------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.01)        (.01)        (.01)        (.04)          --
Distributions from net
realized gain                            (.04)        (.02)          --         (.01)        (.02)
-------------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders            (.05)        (.03)        (.01)        (.05)        (.02)
-------------------------------------------------------------------------------------------------
Net asset value, end of period          $1.57        $1.36        $1.29        $1.15        $1.09
                                        -----          ---          ---          ---          ---
                                        -----          ---          ---          ---          ---
-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                                19.40%        8.11%       13.26%       10.30%        1.44%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $     103,404     $ 82,257     $ 62,585     $ 45,775     $ 31,603
-------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $      94,651     $ 73,318     $ 56,893     $ 37,474(3)  $ 29,133(3)
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)             0.68%        0.72%        0.76%        1.61%       (1.85)%
Expenses                                 1.09%        1.12%        1.21%        1.26%        1.28%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               47.5%        48.6%        53.7%        85.1%        76.5%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $48,204,329 and $42,767,249, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO FINANCIAL HIGHLIGHTS

                                                 YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------
                                     1998        1997         1996(2)     1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.18      $1.10         $1.04         $1.00
------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                     .06        .06           .06           .02
Net realized and unrealized gain           --        .07           .01           .04
------------------------------------------------------------------------------------
Total income from investment
operations                                .06        .13           .07           .06
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.06)      (.05)         (.01)         (.02)
Distributions from net realized
gain                                     (.01)        --(3)         --            --
------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.07)      (.05)         (.01)         (.02)
------------------------------------------------------------------------------------
Net asset value, end of period          $1.17      $1.18         $1.10         $1.04
                                     --------    -------      --------         -----
                                     --------    -------      --------         -----
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)      4.88%     12.51%         6.93%         5.69%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                           $ 43,679    $34,116      $ 25,274    $   21,176
------------------------------------------------------------------------------------
Average net assets (in thousands)    $ 38,422    $28,503      $ 22,854    $   20,364(5)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.62%      5.88%         5.84%         5.11%(6)
Expenses                                 0.84%      0.86%(7)      1.07%         1.50%(6)
------------------------------------------------------------------------------------
Portfolio turnover rate(8)               36.2%      34.0%         80.4%         41.2%(6)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Less than $0.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

5. This information is not covered by the auditors' opinion.

6. Annualized.

7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period December 31, 1998 were $22,010,484 and $11,980,312, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             YEAR ENDED DECEMBER 31,
                                      -------------------------------------
                                      1998      1997      1996(2)   1995(1)
---------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.28     $1.18     $1.05     $1.00
---------------------------------------------------------------------------
Income from investment operations:
Net investment income                     .04       .04       .03       .01
Net realized and unrealized gain          .04       .10       .11       .05
---------------------------------------------------------------------------
Total income from investment
operations                                .08       .14       .14       .06
---------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.04)     (.03)     (.01)     (.01)
Distributions from net realized
gain                                     (.04)     (.01)       --        --
---------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.08)     (.04)     (.01)     (.01)
---------------------------------------------------------------------------
Net asset value, end of period          $1.28     $1.28     $1.18     $1.05
                                      -------   -------   -------   -------
                                      -------   -------   -------   -------
---------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)      6.17%    12.20%    13.38%     6.08%
---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                            $85,873   $68,693   $51,336   $35,467
---------------------------------------------------------------------------
Average net assets (in thousands)     $76,384   $59,388   $41,847   $33,925(4)
---------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.44%     3.44%     3.34%     3.08%(5)
Expenses                                 0.93%     0.97%     1.17%     1.50%(5)
---------------------------------------------------------------------------
Portfolio turnover rate(6)               57.8%     57.3%     69.7%     39.7%(5)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $52,860,309 and $39,128,571, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO FINANCIAL HIGHLIGHTS

                                              YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------
                                1998              1997         1996(2)      1995(1)
------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                  $1.35        $1.24        $1.06        $1.00
------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                     .03          .03          .02          .01
Net realized and unrealized
gain                                      .06          .12          .17          .06
------------------------------------------------------------------------------------
Total income from investment
operations                                .09          .15          .19          .07
------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.03)        (.01)        (.01)        (.01)
Distributions from net
realized gain                            (.05)        (.03)          --           --
------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders            (.08)        (.04)        (.01)        (.01)
------------------------------------------------------------------------------------
Net asset value, end of period          $1.36        $1.35        $1.24        $1.06
                                -------------     --------     --------     --------
                                -------------     --------     --------     --------
------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(3)                                 6.49%       12.53%       17.97%        6.65%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $      72,849     $ 61,379     $ 41,994     $ 26,768
------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $      66,754     $ 51,473     $ 33,109     $ 25,460(4)
------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    2.41%        2.36%        1.92%        1.73%(5)
Expenses                                 0.93%        0.99%        1.30%        1.50%(5)
------------------------------------------------------------------------------------
Portfolio turnover rate(6)               64.7%        65.8%        70.7%        38.7%(5)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $46,737,573 and $37,811,067, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $82,781. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 1,950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         69,325,992   $ 127,905,490      71,391,082   $ 135,657,386
Dividends and distributions reinvested      102,703,278     186,919,967      78,007,645     134,173,150
Redeemed                                   (108,494,837)   (198,171,110)    (95,125,453)   (181,397,633)
                                          -------------   -------------   -------------   -------------
Net increase                                 63,534,433   $ 116,654,347      54,273,274   $  88,432,903
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $136,560,287 was composed of gross appreciation of $155,294,356, and gross depreciation of $18,734,069.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the average daily net assets up to $600 million and 0.45% of the average daily net assets over $600 million. The Fund's management fee for the year ended December 31, 1998 was 0.53% of the average annual net assets for the Fund.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy and sell financial futures. The Fund may buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS (CONTINUED)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1998, the Fund had outstanding futures contracts as follows:

                                                   EXPIRATION NUMBER OF  VALUATION AS OF    UNREALIZED
CONTRACT DESCRIPTION                               DATE       CONTRACTS  DECEMBER 31, 1998  APPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Standard & Poors 500 Index                         3/99       539        $167,831,125       $10,183,557

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $16,932,703, which represents 1.26% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $15,246. Accumulated net realized gain on investments was increased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         47,037,578   $ 152,546,029      52,419,265   $ 167,124,059
Dividends and distributions reinvested       35,262,461     117,423,995      18,597,005      52,629,524
Redeemed                                    (42,207,549)   (132,888,480)    (26,936,806)    (85,923,718)
                                          -------------   -------------   -------------   -------------
Net increase                                 40,092,490   $ 137,081,544      44,079,464   $ 133,829,865
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $184,260,273 was composed of gross appreciation of $201,310,949, and gross depreciation of $17,050,676.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the average daily net assets up to the first $300 million, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1998 was 0.52% of the average annual net assets for the Fund.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $526,000, which expires between 2002 and 2006.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $7,661. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          4,843,177   $   5,379,324       2,834,687   $   3,050,414
Dividends reinvested                          1,290,169       1,367,579       1,434,641       1,463,333
Redeemed                                     (5,441,013)     (6,019,872)     (4,214,703)     (4,515,417)
                                          -------------   -------------   -------------   -------------
Net increase (decrease)                         692,333   $     727,031          54,625   $      (1,670)
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $1,265,885 was composed of gross appreciation of $1,303,307, and gross depreciation of $37,422.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.525% of the average daily net assets up to $300 million, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1998 was 0.52% of the average annual net assets for the Fund.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS (CONTINUED)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1998, the Fund had outstanding futures contracts as follows:

                                                   EXPIRATION NUMBER OF  VALUATION AS OF    UNREALIZED
CONTRACT DESCRIPTION                               DATE       CONTRACTS  DECEMBER 31, 1998  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Bonds, 20 yr.                        3/99       14         $1,788,938              $25,811

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

International Equity Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Funds investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $55,362. Accumulated net realized gain on investments was increased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         13,905,772   $  20,648,894      17,133,067   $  22,813,653
Dividends and distributions reinvested        2,070,514       3,085,066       1,293,541       1,578,120
Redeemed                                    (10,459,749)    (15,318,444)     (6,693,102)     (8,922,846)
                                          -------------   -------------   -------------   -------------
Net increase                                  5,516,537   $   8,415,516      11,733,506   $  15,468,927
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $25,895,031 was composed of gross appreciation of $29,346,083, and gross depreciation of $3,451,052.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the average daily net assets up to $250 million and 0.90% of average daily net assets over $250 million. The Fund's management fee for the year ended December 31, 1998 was 1.00% of the average annual net assets for the Fund.

The Manager has a sub-advisory agreement with Babson-Stewart Ivory International (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International negotiated fees.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $143,684, which represents 0.14% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Diversified Income Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,026. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate, and a market adjustment is made periodically.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 250 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          8,117,360   $   9,373,119       5,816,319   $   6,566,303
Dividends and distributions reinvested        1,701,459       1,956,678       1,129,658       1,197,438
Redeemed                                     (1,391,118)     (1,612,608)       (905,515)     (1,008,913)
                                          -------------   -------------   -------------   -------------
Net increase                                  8,427,701   $   9,717,189       6,040,462   $   6,754,828
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $1,404,240 was composed of gross appreciation of $2,485,492, and gross depreciation of $1,081,252.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the average annual net assets up to $250 million and 0.65% on such assets over of $250 million. The Fund's management fee for the year ended December 31, 1998 was 0.75% of the average annual net assets for the Fund.

The Manager has a sub-advisory agreement with BEA Associates (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $1,358,640, which represents 3.11% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Balanced Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $938,000, expiring in 2006.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $11,717, a decrease in undistributed net investment income of $21,492, and a decrease in accumulated net realized loss on investments of $33,209.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                          YEAR ENDED DECEMBER 31, 1998    YEAR ENDED DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         14,229,457   $  17,733,908      11,659,128   $  14,199,763
Dividends and distributions reinvested        3,436,348       4,432,889       1,559,895       1,747,083
Redeemed                                     (4,001,987)     (4,994,249)     (3,199,617)     (3,838,215)
                                          -------------   -------------   -------------   -------------
Net increase                                 13,663,818   $  17,172,548      10,019,406   $  12,108,631
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $10,233,792 was composed of gross appreciation of $12,635,289, and gross depreciation of $2,401,497.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the average annual net assets up to $250 million and 0.75% of such assets over $250 million. The Fund's management fee for the year ended December 31, 1998 was 0.85% of the average annual net assets for the Fund.

The Manager has entered into sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For those services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $2,294,139, which represents 2.67% of the Fund's net assets.

--------------------------------------------------------------------------------
7. OTHER MATTERS

Effective January 4, 1999, BEA Associates (Sub-Advisor for the Fund) changed its name to Credit Suisse Asset Management.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,169,000, expiring in 2006.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $11,251, a decrease in undistributed net investment income of $22,953, and a decrease in accumulated net realized loss on investments of $34,204.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 250 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED                      YEAR ENDED
                                                DECEMBER 31, 1998               DECEMBER 31, 1997
                                          -----------------------------   -----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          8,700,602   $  11,570,097      11,969,510   $  15,271,181
Dividends and distributions reinvested        2,668,268       3,682,209       1,229,889       1,426,671
Redeemed                                     (2,957,241)     (3,900,595)     (1,803,689)     (2,299,254)
                                          -------------   -------------   -------------   -------------
Net increase                                  8,411,629   $  11,351,711      11,395,710   $  14,398,598
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation on investments of $11,143,852 was composed of gross appreciation of $13,474,030, and gross depreciation of $2,330,178.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the average annual net assets up to $250 million and 0.75% on such assets over $250 million. The Fund's management fee for the year ended December 31, 1998 was 0.85% of the average annual net assets for the Fund.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services at cost.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998 was $1,271,348, which represents 1.75% of the Fund's net assets.

--------------------------------------------------------------------------------
7. OTHER MATTERS

Effective January 4, 1999 BEA Associates (Sub-Advisor for the Fund) changed its name to Credit Suisse Asset Management.

PANORAMA SERIES FUND, INC.
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio (all of which are series of Panorama Series Fund, Inc.) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the period January 1, 1996 to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1994 to December 31, 1995 were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio as of December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 25, 1999

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
Total Return Portfolio                                                  $  0.1202              13.93%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Panorama Series Fund, Inc. - Growth Portfolio
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
Growth Portfolio                                                        $  0.2973              91.25%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended December 31, 1998 are eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                                           CORPORATE
                                                                    LONG-TERM CAPITAL  DIVIDEND- RECEIVED
                                                                    GAIN DISTRIBUTION      DEDUCTION
------------------------------------------------------------------------------------------------------
International Equity Portfolio                                          $   0.0319            N/A

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                                           CORPORATE
                                                                    LONG-TERM CAPITAL  DIVIDEND- RECEIVED
                                                                    GAIN DISTRIBUTION      DEDUCTION
------------------------------------------------------------------------------------------------------
LifeSpan Diversified Income Portfolio                                   $   0.0100          11.73%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES, INC. - LIFESPAN BALANCED PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
LifeSpan Balanced Portfolio                                             $  0.0409              17.57%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Fund during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
LifeSpan Capital Appreciation Portfolio                                 $  0.0514              33.99%

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PANORAMA SERIES FUND, INC.

------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS     James C. Swain, Chairman of the Board of Directors
                           Bridget A. Macaskill, President
                           Robert G. Avis, Director
                           William A. Baker, Director
                           Charles Conrad, Jr., Director
                           Jon S. Fossel, Director
                           Sam Freedman, Director
                           Raymond J. Kalinowski, Director
                           C. Howard Kast, Director
                           Robert M. Kirchner, Director
                           Ned M. Steel, Director
                           Andrew J. Donohue, Vice President and Secretary
                           Peter M. Antos, Vice President
                           John S. Kowalik, Vice President
                           Stephen F. Libera, Vice President
                           David P. Negri, Vice President
                           Michael C. Strathearn, Vice President
                           Kenneth B. White, Vice President
                           Arthur J. Zimmer, Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

------------------------------------------------------------------------------------------------------
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
SUB-ADVISORS               Babson-Stewart Ivory International
                           BEA Associates
                           Pilgrim Baxter & Associates

------------------------------------------------------------------------------------------------------
TRANSFER AGENT             OppenheimerFunds Services

------------------------------------------------------------------------------------------------------
CUSTODIAN OF PORTFOLIO     Bank of New York
SECURITIES

------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS       Deloitte & Touche LLP

------------------------------------------------------------------------------------------------------
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           This is a copy of a report to shareholders of Panorama Series Fund, Inc.
                           This report must be preceded or accompanied by a Prospectus of Panorama
                           Series Fund, Inc. For material information concerning the Funds, see the
                           Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.